UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Commodity Strategy Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22 and 86

Federal Tax Information	23

Special Meeting of Shareholders	87

Management and Organization	88

Important Notices	91

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The commodity market, as measured by the Bloomberg Commodity Index Total Return (the Index),2 returned –1.73% for the 12-month period ended October 31, 2018.

The period was characterized by heightened geopolitical uncertainty, including escalating global trade tensions, rising populism in Europe, and plummeting currencies in select emerging markets. In the U.S., rising real interest rates, nominal interest rates adjusted for inflation, diminished the attractiveness of commodities that do not produce income. In addition, a strengthening U.S. dollar put pressure on the prices of many globally traded commodities denominated in dollars.

The precious metals sector of the Index declined, weighed down by weak gold prices that fell to the lowest levels since January 2017 amid higher interest rates and a strong U.S. dollar that pushed investors to other safe-haven assets.

Losses were steeper in the agriculture, industrial metals, and livestock commodity markets. Slowing economic growth in China, one of the world’s largest consumers of copper, aluminum, and other base metals, hurt prices in the industrial metals market because of less demand. Deteriorating trade relations between the U.S. and China, a major importer of U.S. agricultural and livestock products, contributed to weakness in these two markets.

On the up side, a robust gain in the heavily weighted energy market helped cushion the Index decline during the period. Strong energy market performance was driven by a rally in oil prices, which reached levels not seen in nearly four years. The Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC members, such as Russia, agreed to extend production limits through the end of 2018. During the period, oil output slowed in Venezuela, and the U.S. announced trade sanctions on Iranian exports.

Fund Performance

For the 12-month period ended October 31, 2018, the Eaton Vance Commodity Strategy Fund (the Fund) Class A shares at net asset value (NAV) returned –7.72%. By comparison, the Fund’s benchmark, the Index, returned –1.73%.

The Fund offers an efficient way to gain broad exposure to the commodity markets. The Fund seeks to improve on the Index return through the management of collateral used to back total return swaps. In pursuit of excess return, the Fund invests in the Global Macro Absolute Return Advantage Portfolio. The Global Macro Absolute Return Advantage Portfolio seeks to generate returns by taking long and short positions7,8 in developed and emerging markets, primarily in country currencies, local interest rates, and sovereign credit.

During the 12-month period ended October 31, 2018, the Global Macro Absolute Return Advantage Portfolio’s allocation to sovereign credit exposures had the largest negative impact on returns. Allocations to equities, commodities, and currencies also detracted from Fund Performance.

By region, Latin America registered the most significant loss due to currency exposure and, to a lesser extent, sovereign credit. Long positions in the Argentine peso and Argentine sovereign credit were particularly unfavorable, as concerns about Argentina’s ability to manage inflation as well as its trade and budget deficits triggered a sharp decline in the peso. In response, the central bank surprised markets by aggressively tightening monetary policy during the period.

Asia was the next weakest region, followed by Western Europe, which also declined. Interest rates subtracted the most from returns in Asia, especially long-rate exposures in India and Sri Lanka. In Western Europe, interest rates and equities were negative, mainly because of long positions in Iceland, where concerns developed over a potential slowdown in tourism, a key driver of economic growth.

On the up side, Eastern Europe was the top contributor during the period, led by strength in interest rates. A long Serbian local bond position performed especially well due to attractive yields in Serbia relative to other countries. The region was supported by a stable Serbian dinar and structural reforms that have led to solid economic growth. Long-rate exposure in Poland versus short rates in Hungary also bolstered returns during the period.

The Middle East and Africa region was down slightly, as losses in sovereign credit and rates offset gains in currencies. The Dollar Bloc added modest value due to currency exposure, namely a short position in the New Zealand dollar, which weakened as soft economic data and worries about global trade prompted the central bank to hold interest rates at all-time lows during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	04/08/2010	04/08/2010	–7.72%	–7.59%	–5.63%
Class A with 4.75% Maximum Sales Charge	—	—	–12.12	–8.47	–6.17
Class C at NAV	04/08/2010	04/08/2010	–8.38	–8.29	–6.36
Class C with 1% Maximum Sales Charge	—	—	–9.26	–8.29	–6.36
Class I at NAV	04/08/2010	04/08/2010	–7.46	–7.37	–5.43
Bloomberg Commodity Index Total Return	—	—	–1.73%	–7.30%	–5.14%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			2.60%	3.35%	2.35%
Net			1.28	2.03	1.03

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/08/2010	$5,696	N.A.
Class I	$250,000	04/08/2010	$154,975	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Fund Profile

Commodity Exposure (% of net assets)5

Energy	35.13%	Industrial Metals	15.38%
Natural Gas	10.07	Copper	6.16
Crude Oil-Brent	8.90	Aluminum	4.17
Crude Oil-WTI	8.15	Nickel	2.65
ULS Diesel	4.21	Zinc	2.40
Unleaded Gas	3.80
		Precious Metals	14.64%
Agriculture	30.12%	Gold	11.47
Corn	6.63	Silver	3.17
Soybeans	5.46
Chicago Wheat	3.96	Livestock	6.19%
Sugar	3.23	Live Cattle	4.41
Soybean Meal	3.03	Lean Hogs	1.78
Soybean Oil	2.40
Coffee	2.39
Kansas City Wheat	1.53
Cotton	1.49

Asset Allocation (% of net assets)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.

[6]

Cash Equivalents are short-term, high quality instruments, including U.S. Treasurys, and may be held as collateral for the Fund’s derivative positions. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.
[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

The Board of Trustees of Eaton Vance Special Investment Trust, on behalf of its series Eaton Vance Commodity Strategy Fund, has approved the liquidation of the Fund, which is expected to take place on or about February 14, 2019. On December 14, 2018, the Fund discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries and (b) that have selected the Fund prior to the close of business on December 14, 2018. Effective February 7, 2019, shares of the Fund will no longer be available for purchase or exchange.

5

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$888.10	$6.23	**	1.31%
Class C	$1,000.00	$884.80	$9.79	**	2.06%
Class I	$1,000.00	$889.70	$4.95	**	1.04%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.67	**	1.31%
Class C	$1,000.00	$1,014.80	$10.46	**	2.06%
Class I	$1,000.00	$1,020.00	$5.30	**	1.04%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Consolidated Portfolio of Investments

Investment in Affiliated Portfolio — 56.5%

Description		Value

Global Macro Absolute Return Advantage Portfolio (identified cost, $7,086,917)		$7,513,751

Total Investment in Affiliated Portfolio (identified cost $7,086,917)		$7,513,751

Short-Term Investments — 46.5%

U.S. Treasury Obligations — 41.2%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bills:
0.00%, 11/29/18(1)	$2,500	$2,495,795
0.00%, 12/13/18	3,000	2,992,497

Total U.S. Treasury Obligations (identified cost $5,488,460)		$5,488,292

Other — 5.3%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(2)	701,423	$701,353

Total Other (identified cost $701,423)		$701,353

Total Short-Term Investments (identified cost $6,189,883)		$6,189,645

Total Investments — 103.0% (identified cost $13,276,800)		$13,703,396

Other Assets, Less Liabilities — (3.0)%		$(399,653)

Net Assets — 100.0%		$13,303,743

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Depreciation

Barclays Bank PLC	$3,200	Receives (upon termination)	Excess Return on Bloomberg Commodity 1 Month Forward Index	Pays (upon termination)	0.14%	1/24/19	$(62,028)
Citibank, N.A.	3,500	Receives (upon termination)	Excess Return on Bloomberg Roll Select Commodity Index	Pays (upon termination)	0.17	12/20/18	(59,311)
Credit Suisse International	3,300	Receives (upon termination)	Excess Return on Bloomberg Roll Select Commodity Index	Pays (upon termination)	0.17	12/20/18	(40,241)
Merrill Lynch International	3,750	Receives (upon termination)	Excess Return on Bloomberg Commodity 1 Month Forward Index	Pays (upon termination)	0.15	11/29/18	(89,933)

							$(251,513)

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $7,086,917)	$7,513,751
Unaffiliated investments, at value (identified cost, $5,488,460)	5,488,292
Affiliated investment, at value (identified cost, $701,423)	701,353
Dividends receivable from affiliated investment	1,694
Receivable for Fund shares sold	590
Receivable for closed swap contracts	17,709
Receivable from affiliate	21,784
Total assets	$13,745,173

Liabilities
Payable for Fund shares redeemed	$67,849
Payable for open swap contracts	251,513
Due to custodian	17,447
Payable to affiliates:
Investment adviser and administration fee	4,243
Distribution and service fees	2,948
Trustees’ fees	119
Accrued expenses	97,311
Total liabilities	$441,430
Net Assets	$13,303,743

Sources of Net Assets
Paid-in capital	$30,170,810
Accumulated loss	(16,867,067)
Total	$13,303,743

Class A Shares
Net Assets	$5,157,190
Shares Outstanding	1,047,619
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.92
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$5.17

Class C Shares
Net Assets	$1,938,742
Shares Outstanding	406,712
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.77

Class I Shares
Net Assets	$6,207,811
Shares Outstanding	1,259,790
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.93

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest	$97,111
Dividends allocated from affiliated Portfolio (net of foreign taxes, $3,483)	34,575
Dividends from affiliated investment	62,815
Interest and other income allocated from affiliated Portfolio (net of foreign taxes, $25,783)	679,152
Expenses, excluding interest expense, allocated from affiliated Portfolio	(120,126)
Interest expense allocated from affiliated Portfolio	(8,385)
Net investment income	$745,142

Expenses
Investment adviser and administration fee	$72,266
Distribution and service fees
Class A	18,264
Class C	22,372
Trustees’ fees and expenses	1,388
Custodian fee	38,879
Transfer and dividend disbursing agent fees	26,701
Legal and accounting services	79,705
Printing and postage	26,345
Registration fees	40,581
Miscellaneous	18,094
Total expenses	$344,595
Deduct —
Allocation of expenses to affiliate	$200,122
Total expense reductions	$200,122

Net expenses	$144,473

Net investment income	$600,669

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Consolidated Statement of Operations — continued

Realized and Unrealized Gain (Loss)	Year Ended October 31, 2018
Net realized gain (loss) —
Investment transactions	$3,443
Investment transactions — affiliated investment	(435)
Swap contracts	103,704
Net realized gain (loss) allocated from affiliated Portfolio —
Investment transactions (net of foreign capital gains taxes of $2,914)	(149,791)
Written options	7,820
Securities sold short	157
Futures contracts	(197,309)
Swap contracts	(225,214)
Forward volatility agreements	(2,907)
Foreign currency transactions	(15,121)
Forward foreign currency exchange contracts	73,486
Net realized loss	$(402,167)
Change in unrealized appreciation (depreciation) —
Investments	$1,321
Investments — affiliated investment	(56)
Swap contracts	(677,972)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolio —
Investments (including net decrease of $1,214 in accrued foreign capital gains taxes)	(610,792)
Written options	(6,795)
Securities sold short	(219)
Futures contracts	(1,000)
Swap contracts	(130,960)
Forward volatility agreements	1,589
Foreign currency	(17,291)
Forward foreign currency exchange contracts	(107,332)
Net change in unrealized appreciation (depreciation)	$(1,549,507)

Net realized and unrealized loss	$(1,951,674)

Net decrease in net assets from operations	$(1,351,005)

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$600,669	$611,509
Net realized gain (loss)	(402,167)	334,034
Net change in unrealized appreciation (depreciation)	(1,549,507)	427,950
Net increase (decrease) in net assets from operations	$(1,351,005)	$1,373,493
Distributions to shareholders(1)
Class A	$(329,406)	$(139,122)
Class C	(88,553)	(26,073)
Class I	(619,109)	(463,229)
Total distributions to shareholders	$(1,037,068)	$(628,424)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,334,257	$2,463,587
Class C	291,206	302,812
Class I	8,337,278	7,512,326
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	326,667	132,686
Class C	77,804	19,874
Class I	558,846	401,060
Cost of shares redeemed
Class A	(3,217,520)	(2,749,506)
Class C	(490,728)	(914,435)
Class I	(12,664,147)	(23,498,364)
Net decrease in net assets from Fund share transactions	$(5,446,337)	$(16,329,960)

Net decrease in net assets	$(7,834,410)	$(15,584,891)

Net Assets
At beginning of year	$21,138,153	$36,723,044
At end of year	$13,303,743	$21,138,153 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $1,037,034 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Consolidated Financial Highlights

	Class A
	Year Ended October 31,				Period Ended October 31, 2016(1)		Year Ended December 31,
	2018		2017				2015		2014		2013
Net asset value — Beginning of period	$5.590		$5.400		$4.890		$6.640		$8.080		$9.180

Income (Loss) From Operations
Net investment income (loss)(2)	$0.151		$0.117		$0.088		$(0.025)		$(0.079)		$(0.054)
Net realized and unrealized gain (loss)	(0.565)		0.171		0.476		(1.592)		(1.305)		(1.010)

Total income (loss) from operations	$(0.414)		$0.288		$0.564		$(1.617)		$(1.384)		$(1.064)

Less Distributions
From net investment income	$(0.256)		$(0.098)		$(0.054)		$(0.133)		$(0.056)		$—
From net realized gain	—		—		—		—		—		(0.036)

Total distributions	$(0.256)		$(0.098)		$(0.054)		$(0.133)		$(0.056)		$(0.036)

Net asset value — End of period	$4.920		$5.590		$5.400		$4.890		$6.640		$8.080

Total Return(3)	(7.72	)%(5)	5.40	%(5)	11.53	%(4)(5)	(24.83	)%(5)	(17.16	)%(5)	(11.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,157		$7,557		$7,443		$7,165		$13,203		$43,845
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.35	%(5)(7)	1.38	%(5)(7)	1.37	%(5)(7)(8)	1.49	%(5)	1.50	%(5)	1.48%
Net investment income (loss)	2.80%		2.16%		2.04	%(8)	(0.42)%		(0.96)%		(0.63)%
Portfolio Turnover	31	%(9)	22	%(9)	15	%(4)(9)	50	%(9)	111%		264%

(1)	For the ten months ended October 31, 2016. Effective January 1, 2016, the Fund changed its fiscal year-end from December 31 to October 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The investment adviser and administrator and/or sub-adviser of the Fund and/or the investment adviser of the Portfolio reimbursed operating expenses (equal to 0.96%, 0.69%, 0.57%, 0.14% and 0.01% of average daily net assets for the years ended October 31, 2018 and 2017, the ten months ended October 31, 2016 and the years ended December 31, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense, including allocated from the Portfolio, of 0.05%, 0.03% and 0.02% for the years ended October 31, 2018 and 2017 and the ten months ended October 31, 2016, respectively.

(8)	Annualized.

(9)	Percentage includes both purchases and sales of securities held directly by the Fund, if any, and the Fund’s contributions to and withdrawals from the Portfolio.

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Consolidated Financial Highlights — continued

	Class C
	Year Ended October 31,				Period Ended October 31, 2016(1)		Year Ended December 31,
	2018		2017				2015		2014		2013
Net asset value — Beginning of period	$5.410		$5.220		$4.720		$6.460		$7.850		$8.990

Income (Loss) From Operations
Net investment income (loss)(2)	$0.107		$0.074		$0.054		$(0.071)		$(0.137)		$(0.113)
Net realized and unrealized gain (loss)	(0.535)		0.168		0.446		(1.538)		(1.253)		(0.991)

Total income (loss) from operations	$(0.428)		$0.242		$0.500		$(1.609)		$(1.390)		$(1.104)

Less Distributions
From net investment income	$(0.212)		$(0.052)		$(0.000	)(3)	$(0.131)		$—		$—
From net realized gain	—		—		—		—		—		(0.036)

Total distributions	$(0.212)		$(0.052)		$(0.000	)(3)	$(0.131)		$—		$(0.036)

Net asset value — End of period	$4.770		$5.410		$5.220		$4.720		$6.460		$7.850

Total Return(4)	(8.38	)%(5)	4.66	%(5)	10.83	%(5)(6)	(25.56	)%(5)	(17.71	)%(5)	(12.29)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,939		$2,331		$2,839		$3,026		$6,077		$11,911
Ratios (as a percentage of average daily net assets):
Expenses(7)	2.10	%(5)(8)	2.13	%(5)(8)	2.12	%(5)(8)(9)	2.24	%(5)	2.25	%(5)	2.23%
Net investment income (loss)	2.05%		1.40%		1.30	%(9)	(1.22)%		(1.74)%		(1.34)%
Portfolio Turnover	31	%(10)	22	%(10)	15	%(6)(10)	50	%(10)	111%		264%

(1)	For the ten months ended October 31, 2016. Effective January 1, 2016, the Fund changed its fiscal year-end from December 31 to October 31.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)

The investment adviser and administrator and/or sub-adviser of the Fund and/or the investment adviser of the Portfolio reimbursed operating expenses (equal to 0.96%, 0.69%, 0.57%, 0.14% and 0.01% of average daily net assets for the years ended October 31, 2018 and 2017, the ten months ended October 31, 2016 and the years ended December 31, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Includes interest expense, including allocated from the Portfolio, of 0.05%, 0.03% and 0.02% for the years ended October 31, 2018 and 2017 and the ten months ended October 31, 2016, respectively.

(9)	Annualized.

(10)	Percentage includes both purchases and sales of securities held directly by the Fund, if any, and the Fund’s contributions to and withdrawals from the Portfolio.

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Consolidated Financial Highlights — continued

	Class I
	Year Ended October 31,				Period Ended October 31, 2016(1)		Year Ended December 31,
	2018		2017				2015		2014		2013
Net asset value — Beginning of period	$5.590		$5.400		$4.910		$6.650		$8.120		$9.190

Income (Loss) From Operations
Net investment income (loss)(2)	$0.163		$0.128		$0.099		$(0.041)		$(0.062)		$(0.035)
Net realized and unrealized gain (loss)	(0.552)		0.173		0.469		(1.565)		(1.310)		(0.999)

Total income (loss) from operations	$(0.389)		$0.301		$0.568		$(1.606)		$(1.372)		$(1.034)

Less Distributions
From net investment income	$(0.271)		$(0.111)		$(0.078)		$(0.134)		$(0.098)		$—
From net realized gain	—		—		—		—		—		(0.036)

Total distributions	$(0.271)		$(0.111)		$(0.078)		$(0.134)		$(0.098)		$(0.036)

Net asset value — End of period	$4.930		$5.590		$5.400		$4.910		$6.650		$8.120

Total Return(3)	(7.46	)%(5)	5.65	%(5)	11.78	%(4)(5)	(24.79	)%(5)	(16.95	)%(5)	(11.26)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,208		$11,250		$26,442		$49,072		$315,158		$574,341
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.10	%(5)(7)	1.13	%(5)(7)	1.12	%(5)(7)(8)	1.24	%(5)	1.25	%(5)	1.23%
Net investment income (loss)	3.03%		2.36%		2.31	%(8)	(0.65)%		(0.76)%		(0.41)%
Portfolio Turnover	31	%(9)	22	%(9)	15	%(4)(9)	50	%(9)	111%		264%

(1)	For the ten months ended October 31, 2016. Effective January 1, 2016, the Fund changed its fiscal year-end from December 31 to October 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The investment adviser and administrator and/or sub-adviser of the Fund and/or the investment adviser of the Portfolio reimbursed operating expenses (equal to 0.96%, 0.69%, 0.57%, 0.12% and 0.01% of average daily net assets for the years ended October 31, 2018 and 2017, the ten months ended October 31, 2016 and the years ended December 31, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense, including allocated from the Portfolio, of 0.05%, 0.03% and 0.02% for the years ended October 31, 2018 and 2017 and the ten months ended October 31, 2016, respectively.

(8)	Annualized.

(9)	Percentage includes both purchases and sales of securities held directly by the Fund, if any, and the Fund’s contributions to and withdrawals from the Portfolio.

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Commodity Strategy Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing directly in securities and commodity-linked derivatives and in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust managed by an affiliate of Eaton Vance Management (EVM). The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in its net assets (0.2% at October 31, 2018). The performance of the Fund is affected by the performance of the Portfolio. The Portfolio’s consolidated financial statements as of October 31, 2018, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CSF Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2018 were $1,355,018 or 10.2% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. The valuation policies of the Fund for its direct investments in securities and commodity-linked derivatives are consistent with the valuation policies of the Portfolio.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an

15

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Notes to Consolidated Financial Statements — continued

express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

H  Other — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Ordinary income	$1,037,068	$628,424

During the year ended October 31, 2018, accumulated loss was increased by $110,870 and paid-in capital was increased by $110,870 primarily due to the Fund’s investment in a subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(7,361,763)

Net unrealized depreciation	$(9,505,304)

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $7,361,763 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $4,634,952 are short-term and $2,726,811 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including open derivative contracts and the Fund’s investment in the Subsidiary, at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$228,180,803

Gross unrealized appreciation	$—
Gross unrealized depreciation	(214,757,630)

Net unrealized depreciation	$(214,757,630)

16

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Notes to Consolidated Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and Subsidiary. Pursuant to the investment advisory and administration agreement and subsequent fee reduction agreement between the Trust and EVM and the investment advisory agreement and subsequent fee reduction agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.85% of the Fund’s consolidated average daily net assets up to $500 million, 0.80% from $500 million but less than $1 billion and at reduced rates on consolidated net assets of $1 billion and over, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The advisory fee payable by the Fund is reduced by the Fund’s allocable share of any fee paid pursuant to an investment advisory agreement by any investment company advised by EVM or its affiliates in which the Fund invests its assets. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2018, the investment adviser and administration fee amounted to $72,266 and the Fund’s allocated portion of the investment adviser fee paid by the Portfolio totaled $107,234. For the year ended October 31, 2018, the Fund’s investment adviser and administration fee, including the investment adviser fee allocated from the Portfolio, was 0.85% of the Fund’s consolidated average daily net assets.

EVM has agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.25%, 2.00% and 1.00% (1.35%, 2.10% and 1.10% prior to May 1, 2018) of the Fund’s consolidated average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated at any time after February 29, 2020. Pursuant to this agreement, EVM was allocated $200,122 of the Fund’s operating expenses for the year ended October 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $3,994 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,236 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deffered sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund and the Portfolio who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $18,264 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $16,779 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $5,593 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

17

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Notes to Consolidated Financial Statements — continued

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,532,902 and $7,122,368, respectively.

7  Purchases and Sales of Investments

There were no purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2018.

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	242,510	457,228
Issued to shareholders electing to receive payments of distributions in Fund shares	61,869	24,663
Redemptions	(609,645)	(508,128)

Net decrease	(305,266)	(26,237)

	Year Ended October 31,
Class C	2018	2017

Sales	54,781	57,219
Issued to shareholders electing to receive payments of distributions in Fund shares	15,137	3,793
Redemptions	(93,981)	(173,558)

Net decrease	(24,063)	(112,546)

	Year Ended October 31,
Class I	2018	2017

Sales	1,525,652	1,388,056
Issued to shareholders electing to receive payments of distributions in Fund shares	106,043	74,685
Redemptions	(2,383,736)	(4,344,187)

Net decrease	(752,041)	(2,881,446)

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Consolidated Portfolio of Investments. At October 31, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to commodity risk in the normal course of pursuing its investment objective and its use of derivatives. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests in commodity-linked derivative instruments, including total return swap contracts based on a commodity index that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

18

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Notes to Consolidated Financial Statements — continued

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $251,513. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $1,031,263 at October 31, 2018.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at October 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Swap contracts	$—	$(251,513	)(1)

(1)	Consolidated Statement of Assets and Liabilities location: Payable for open swap contracts; accumulated loss.

The Fund’s derivative liabilities at fair value by type, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund (and Subsidiary) for such liabilities as of October 31, 2018.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Barclays Bank PLC	$(62,028)	$—	$—	$—	$(62,028)
Citibank, N.A.	(59,311)	—	59,311	—	—
Credit Suisse International	(40,241)	—	40,241	—	—
Merrill Lynch International	(89,933)	—	89,933	—	—

	$(251,513)	$—	$189,485	$—	$(62,028)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

19

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Swap contracts	$103,704	(1)	$(677,972	)(2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swap contracts outstanding during the year ended October 31, 2018, which is indicative of the volume of this derivative type, was approximately $20,868,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

11  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At October 31, 2018, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $17,447. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 13) at October 31, 2018. The Fund’s average overdraft advances during the year ended October 31, 2018 were not significant.

12  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Notes to Consolidated Financial Statements — continued

At October 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investment in Affiliated Portfolio	$7,513,751	$—	$—	$7,513,751
Short-Term Investments —
U.S. Treasury Obligations	—	5,488,292	—	5,488,292
Other	—	701,353	—	701,353

Total Investments	$7,513,751	$6,189,645	$—	$13,703,396

Liability Description
Swap Contracts	$—	$(251,513)	$—	$(251,513)

Total	$—	$(251,513)	$—	$(251,513)

14   Subsequent Event

In November 2018, the Fund’s Trustees approved the liquidation of the Fund. On December 14, 2018, the Fund discontinued sales of its shares to new investors, with limited exceptions. All of the Fund’s outstanding shares are expected to be redeemed and the Fund liquidated on or about February 14, 2019.

21

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Commodity Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the consolidated portfolio of investments as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period ended October 31, 2018, for the period from January 1, 2016 through October 31, 2016 and for each of the three years in the period ended December 31, 2015, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended October 31, 2018, for the period from January 1, 2016 through October 31, 2016 and for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 14 to the financial statements, in November 2018, the Fund’s Trustees approved the liquidation of the Fund. All of the Fund’s outstanding shares are expected to be redeemed and the Fund liquidated on or about February 14, 2019.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments

Foreign Government Bonds — 59.4%
Security		Principal Amount (000’s omitted)	Value

Albania — 0.4%
Republic of Albania, 5.75%, 11/12/20(1)	EUR	13,813	$16,979,061
Total Albania			$16,979,061

Angola — 0.5%
Republic of Angola, 8.25%, 5/9/28(1)	USD	13,805	$13,850,349
Republic of Angola, 9.375%, 5/8/48(1)	USD	7,049	7,105,604
Total Angola			$20,955,953

Argentina — 4.9%
City of Buenos Aires, 38.69%, (BADLAR + 3.25%), 3/29/24(2)	ARS	399,986	$10,053,357
City of Buenos Aires, 43.44%, (BADLAR + 5.00%), 1/23/22(2)	ARS	87,170	2,258,796
Provincia de Buenos Aires, 40.61%, (BADLAR + 3.75%), 4/12/25(1)(2)(3)	ARS	388,704	9,857,490
Provincia de Buenos Aires, 49.22%, (BADLAR + 3.83%), 5/31/22(2)	ARS	294,257	7,702,484
Republic of Argentina, 4.50%, 6/21/19	USD	27,597	27,145,424
Republic of Argentina, 5.00%, 1/15/27(1)	EUR	1,946	1,709,485
Republic of Argentina, 6.25%, 11/9/47	EUR	100,054	84,303,358
Republic of Argentina, 6.875%, 1/11/48	USD	86,854	64,489,095
Republic of Argentina, 7.625%, 4/22/46	USD	18,971	15,013,175
Total Argentina			$222,532,664

Bahrain — 4.3%
CBB International Sukuk Co., 5.624%, 2/12/24(1)(4)	USD	3,790	$3,729,008
CBB International Sukuk Co., 6.875%, 10/5/25(1)(4)	USD	6,447	6,697,337
Kingdom of Bahrain, 6.125%, 8/1/23(1)(4)	USD	18,784	19,010,441
Kingdom of Bahrain, 6.75%, 9/20/29(1)(4)	USD	21,764	20,856,985
Kingdom of Bahrain, 7.00%, 10/12/28(1)(4)	USD	44,804	43,877,453
Kingdom of Bahrain, 7.50%, 9/20/47(1)(4)	USD	107,299	99,457,160
Total Bahrain			$193,628,384

Barbados — 1.1%
Government of Barbados, 6.625%, 12/5/35(1)(5)	USD	29,459	$15,751,727
Government of Barbados, 7.00%, 8/4/22(1)(5)	USD	29,435	16,018,527
Government of Barbados, 7.25%, 12/15/21(1)(5)	USD	30,909	16,496,134
Total Barbados			$48,266,388

Dominican Republic — 2.5%
Dominican Republic, 8.90%, 2/15/23(1)	DOP	2,474,850	$49,265,845
Dominican Republic, 10.375%, 3/6/26(1)	DOP	913,000	18,352,520

Security		Principal Amount (000’s omitted)	Value

Dominican Republic (continued)
Dominican Republic, 11.375%, 7/6/29(1)	DOP	1,782,000	$37,744,324
Dominican Republic, 12.00%, 3/5/32(1)	DOP	341,000	7,209,323
Total Dominican Republic			$112,572,012

El Salvador — 3.1%
Republic of El Salvador, 5.875%, 1/30/25(1)	USD	821	$738,900
Republic of El Salvador, 6.375%, 1/18/27(1)(4)	USD	7,439	6,676,503
Republic of El Salvador, 7.75%, 1/24/23(1)	USD	30,500	30,855,020
Republic of El Salvador, 8.25%, 4/10/32(1)	USD	21,771	21,445,741
Republic of El Salvador, 8.625%, 2/28/29(1)(4)	USD	79,467	81,056,340
Total El Salvador			$140,772,504

Iceland — 2.1%
Republic of Iceland, 5.00%, 11/15/28	ISK	3,114,472	$23,656,005
Republic of Iceland, 6.25%, 2/5/20	ISK	72,674	602,952
Republic of Iceland, 6.50%, 1/24/31	ISK	7,240,201	61,721,995
Republic of Iceland, 7.25%, 10/26/22	ISK	552,876	4,745,274
Republic of Iceland, 8.00%, 6/12/25	ISK	351,832	3,191,769
Total Iceland			$93,917,995

Indonesia — 2.5%
Indonesia Government Bond, 6.125%, 5/15/28	IDR	857,160,000	$47,601,206
Indonesia Government Bond, 7.00%, 5/15/27	IDR	294,697,000	17,514,142
Indonesia Government Bond, 7.50%, 5/15/38	IDR	728,318,000	41,552,811
Indonesia Government Bond, 8.25%, 5/15/36	IDR	94,099,000	5,816,776
Total Indonesia			$112,484,935

Kazakhstan — 0.2%
Kazakhstan Government Bond, 9.60%, 4/3/21	KZT	2,974,820	$8,138,059
Total Kazakhstan			$8,138,059

Macedonia — 4.7%
Republic of Macedonia, 2.75%, 1/18/25(1)	EUR	30,173	$33,135,500
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	80,198	95,791,412
Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	50,775	61,963,461
Republic of Macedonia, 5.625%, 7/26/23(1)	EUR	16,719	21,197,075
Total Macedonia			$212,087,448

Mongolia — 0.9%
Development Bank of Mongolia, LLC, 7.25%, 10/23/23(1)	USD	4,228	$4,133,927
Mongolia International Bond, 5.125%, 12/5/22(1)	USD	5,076	4,819,662

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Mongolia (continued)
Mongolia International Bond, 5.625%, 5/1/23(1)	USD	15,007	$14,339,353
Mongolia International Bond, 8.75%, 3/9/24(1)	USD	15,714	16,944,202
Total Mongolia			$40,237,144

New Zealand — 5.3%
New Zealand Government Bond, 2.00%, 9/20/25(1)(6)	NZD	41,612	$28,998,654
New Zealand Government Bond, 2.50%, 9/20/35(1)(6)	NZD	104,040	77,588,936
New Zealand Government Bond, 2.50%, 9/20/40(1)(6)	NZD	105,077	78,906,028
New Zealand Government Bond, 3.00%, 9/20/30(1)(6)	NZD	67,626	52,420,246
Total New Zealand			$237,913,864

Peru — 2.0%
Peru Government Bond, 5.70%, 8/12/24	PEN	60,786	$18,751,836
Peru Government Bond, 8.20%, 8/12/26	PEN	202,900	70,153,811
Total Peru			$88,905,647

Saudi Arabia — 1.2%
Saudi International Bond, 4.50%, 10/26/46(1)(4)	USD	1,520	$1,382,126
Saudi International Bond, 4.625%, 10/4/47(1)(4)	USD	20,629	18,977,896
Saudi International Bond, 5.00%, 4/17/49(1)(4)	USD	35,932	34,582,250
Total Saudi Arabia			$54,942,272

Serbia — 15.3%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	20,863,180	$218,579,366
Serbia Treasury Bond, 5.875%, 2/8/28	RSD	20,074,160	209,545,284
Serbia Treasury Bond, 6.00%, 2/22/19	RSD	1,964,380	19,066,505
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	1,665,610	18,661,339
Serbia Treasury Bond, 10.00%, 9/11/21	RSD	2,364,370	26,843,432
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	12,091,930	139,462,768
Serbia Treasury Bond, 10.00%, 10/23/24	RSD	4,493,850	57,165,610
Total Serbia			$689,324,304

Sri Lanka — 5.4%
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	4,874,000	$26,572,348
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	611,740	3,412,123
Sri Lanka Government Bond, 9.45%, 10/15/21	LKR	1,369,000	7,494,035
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	2,176,900	11,876,886
Sri Lanka Government Bond, 10.00%, 3/15/23	LKR	1,837,000	9,982,045
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	4,623,500	24,745,098
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	3,248,000	18,360,707
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	6,085,720	34,602,690
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	1,262,000	7,040,372

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	100,000	$552,107
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	5,923,870	32,565,227
Sri Lanka Government Bond, 11.20%, 7/1/22	LKR	515,580	2,929,534
Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	704,000	3,969,345
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	692,000	3,938,028
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	3,430,000	19,772,680
Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	1,823,000	10,403,278
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	3,105,000	17,536,761
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	1,874,000	10,622,645
Total Sri Lanka			$246,375,909

Thailand — 1.0%
Thailand Government Bond, 1.25%, 3/12/28(1)(6)	THB	1,661,540	$47,077,889
Total Thailand			$47,077,889

Tunisia — 0.4%
Banque Centrale de Tunisie International Bond, 5.625%, 2/17/24(1)	EUR	18,368	$19,450,771
Total Tunisia			$19,450,771

Turkey — 1.6%
Republic of Turkey, 6.00%, 3/25/27(4)	USD	27,000	$24,411,240
Republic of Turkey, 6.125%, 10/24/28(4)	USD	55,511	49,632,829
Total Turkey			$74,044,069

Total Foreign Government Bonds (identified cost $2,841,868,179)			$2,680,607,272

Foreign Corporate Bonds — 2.8%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.1%
YPF SA, 47.833%, (BADLAR + 4.00%), 7/7/20(1)(2)	USD	10,071	$4,174,832
Total Argentina			$4,174,832

Bahrain — 0.5%
Oil Gas and Holding Co., BSCC (The), 8.375%, 11/7/28(1)(8)	USD	21,285	$21,285,000
Total Bahrain			$21,285,000

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

China — 1.0%
21Vianet Group, Inc., 7.00%, 8/17/20(1)(4)	USD	10,231	$10,000,802
China Evergrande Group, 8.75%, 6/28/25(1)(4)	USD	4,610	3,627,494
CIFI Holdings Group Co., Ltd., 5.50%, 1/23/22(1)(4)	USD	5,377	4,695,180
CIFI Holdings Group Co., Ltd., 6.875%, 4/23/21(1)(4)	USD	5,118	4,821,366
Country Garden Holdings Co., Ltd., 4.75%, 1/17/23(1)(4)	USD	1,310	1,101,931
Country Garden Holdings Co., Ltd., 7.25%, 4/4/21(1)(4)	USD	2,410	2,363,620
eHi Car Services, Ltd., 5.875%, 8/14/22(1)(4)	USD	3,476	3,028,316
KWG Group Holdings, Ltd., 6.00%, 9/15/22(1)(4)	USD	7,375	6,349,079
Logan Property Holdings Co., Ltd., 5.25%, 2/23/23(1)(4)	USD	2,950	2,384,759
Logan Property Holdings Co., Ltd., 6.875%, 4/24/21(1)(4)	USD	4,519	4,246,888
Times China Holdings, Ltd., 6.25%, 1/17/21(1)(4)	USD	2,868	2,642,208
Total China			$45,261,643

Colombia — 0.2%
Frontera Energy Corp., 9.70%, 6/25/23(1)	USD	7,810	$8,298,125
Total Colombia			$8,298,125

Ecuador — 0.0%(7)
EP PetroEcuador via Noble Sovereign Funding I, Ltd., 8.016%, (3 mo. USD LIBOR + 5.63%), 9/24/19(1)(2)	USD	1,045	$1,047,877
Total Ecuador			$1,047,877

Honduras — 0.3%
Inversiones Atlantida SA, 8.25%, 7/28/22(1)	USD	12,933	$13,288,658
Total Honduras			$13,288,658

Iceland — 0.5%
Heimavellir HF, 7.91%, 4/25/23(9)	ISK	1,963,167	$15,605,937
WOW Air HF, 9.00%, (3 mo. EURIBOR + 9.00%), 9/24/21(2)	EUR	5,500	6,260,725
Total Iceland			$21,866,662

Indonesia — 0.0%(7)
Jasa Marga (Persero) Tbk PT, 7.50%, 12/11/20(1)	IDR	27,880,000	$1,744,678
Total Indonesia			$1,744,678

Security		Principal Amount (000’s omitted)	Value

Mongolia — 0.1%
Trade and Development Bank of Mongolia, LLC, 9.375%, 5/19/20(1)	USD	3,258	$3,427,931
Total Mongolia			$3,427,931

Singapore — 0.1%
ABJA Investment Co. Pte., Ltd., 5.45%, 1/24/28(1)(4)	USD	7,008	$6,055,494
Total Singapore			$6,055,494

Total Foreign Corporate Bonds (identified cost $139,627,551)			$126,450,900

Sovereign Loans — 3.9%
Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.1%
Government of Barbados, Term Loan, 0.00%, Maturing December 20, 2019(2)(5)(10)		$21,920	$7,508,696
Total Barbados			$7,508,696

Ethiopia — 0.1%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 6.28%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(2)(10)		$6,467	$6,186,763
Total Ethiopia			$6,186,763

Iceland — 0.7%
Almenna Leigufelagid EHF, Term Loan, 6.75%, Maturing December 21, 2027(9)(11)	ISK	4,000,000	$30,854,563
Total Iceland			$30,854,563

Kenya — 0.1%
Government of Kenya, Term Loan, 7.57%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(2)		$3,134	$3,141,835
Total Kenya			$3,141,835

Tanzania — 2.9%
Government of the United Republic of Tanzania, Term Loan, 7.70%, (6 mo. USD LIBOR + 5.20%), Maturing May 23, 2023(2)		$77,850	$78,720,441

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Borrower	Principal Amount (000’s omitted)	Value

Tanzania (continued)
Government of the United Republic of Tanzania, Term Loan, 7.70%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(2)	$50,800	$51,635,914
Total Tanzania		$130,356,355

Total Sovereign Loans (identified cost $198,728,705)		$178,048,212

Credit Linked Notes — 0.1%
Security	Principal Amount (000’s omitted)	Value

Argentina — 0.1%
Desarrolladora Energética SA (Deutsche Bank AG), 9.50%, 7/27/20(3)(12)	$3,000	$2,820,000
Total Argentina		$2,820,000

Total Credit Linked Notes (identified cost $3,026,941)		$2,820,000

Collateralized Mortgage Obligations — 1.2%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Interest Only:(13)
Series 362, Class C6, 3.50%, 12/15/47	$33,817	$7,512,640
Series 362, Class C11, 4.00%, 12/15/47	15,685	3,636,513
Series 2770, Class SH, 4.821%, (7.10% - 1 mo. USD LIBOR), 3/15/34(14)	1,747	278,543
Series 4791, Class JI, 4.00%, 5/15/48	63,516	16,181,779
		$27,609,475
Federal National Mortgage Association:
Interest Only:(13)
Series 424, Class C8, 3.50%, 2/25/48	$47,970	$10,686,732
Series 2010-67, Class BI, 5.50%, 6/25/25	112	2,702
Series 2010-109, Class PS, 4.319%, (6.60% - 1 mo. USD LIBOR), 10/25/40(14)	4,122	604,428
Series 2018-21, Class IO, 3.00%, 4/25/48	49,612	9,764,619
Series 2018-45, Class GI, 4.00%, 6/25/48	15,504	3,916,850
Series 2018-58, Class BI, 4.00%, 8/25/48	8,855	2,250,281
		$27,225,612

Total Collateralized Mortgage Obligations (identified cost $51,487,567)		$54,835,087

Small Business Administration Loans (Interest Only)(15) — 1.1%
Security	Principal Amount (000’s omitted)	Value
1.63%, 11/20/42	$1,271	$87,390
1.88%, 10/30/42 to 12/28/42	11,091	841,890
2.13%, 1/25/43	1,747	149,232
2.24%, 8/15/40	64,565	5,662,830
2.38%, 11/30/42 to 3/1/43	6,331	612,298
2.48%, 10/12/42	261	25,691
2.63%, 10/27/42 to 3/22/43	11,862	1,287,887
2.803%, 10/1/40	137,551	15,736,163
2.88%, 10/27/42 to 2/13/43	10,711	1,295,575
3.028%, 10/12/39	147,218	17,845,743
3.13%, 12/11/42 to 2/15/43	7,759	1,030,333
3.134%, 10/12/42	1,051	130,216
3.38%, 12/18/42	684	102,686
3.63%, 10/27/42 to 3/28/43	23,854	3,736,832
3.634%, 11/22/42	3,292	508,996

Total Small Business Administration Loans (Interest Only) (identified cost $52,086,370)		$49,053,762

Common Stocks — 5.4%
Security	Shares	Value

Cyprus — 0.4%
Bank of Cyprus Holdings PLC(16)(17)	7,349,148	$14,772,979
Bank of Cyprus Holdings PLC(16)(17)	1,075,268	2,132,370
Total Cyprus		$16,905,349

Iceland — 2.6%
Arion Banki HF(3)	26,960,330	$17,399,277
Eik Fasteignafelag HF(16)	124,381,305	7,577,889
Eimskipafelag Islands HF	7,482,270	10,923,640
Hagar HF	36,764,055	14,089,115
Heimavellir HF(16)	143,296,854	1,283,471
Kvika Banki HF(16)	6,228,271	381,631
N1 HF(16)	8,295,400	8,283,889
Reginn HF(16)	59,562,638	9,147,506
Reitir Fasteignafelag HF	29,423,913	17,258,580
Siminn HF	580,482,040	18,090,162
Sjova-Almennar Tryggingar HF	64,439,490	7,472,983
Tryggingamidstodin HF	14,875,159	3,300,029
Vatryggingafelag Islands HF	16,915,706	1,515,262
Total Iceland		$116,723,434

27	See Notes to Consolidated Financial Statements.

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October 31, 2018

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Japan — 0.6%
Mitsubishi UFJ Financial Group, Inc.	1,412,600	$8,549,745
Mizuho Financial Group, Inc.	2,945,800	5,059,008
Resona Holdings, Inc.	400,400	2,106,118
Sumitomo Mitsui Financial Group, Inc.	175,200	6,821,428
Sumitomo Mitsui Trust Holdings, Inc.	90,700	3,603,826
Total Japan		$26,140,125

Serbia — 0.0%(7)
Komercijalna Banka AD Beograd(16)	91,575	$1,841,085
Total Serbia		$1,841,085

Singapore — 0.3%
Yoma Strategic Holdings, Ltd.	79,369,266	$14,628,893
Total Singapore		$14,628,893

South Korea — 0.2%
Hyundai Mobis Co., Ltd.	5,080	$848,572
Hyundai Motor Co.	9,247	866,101
KB Financial Group, Inc.	20,997	874,403
Naver Corp.	12,720	1,280,959
Samsung Electronics Co., Ltd.	62,750	2,349,096
Samsung SDS Co., Ltd.	4,524	769,548
SK Hynix, Inc.	18,689	1,125,551
SK Telecom Co., Ltd.	4,000	939,842
Total South Korea		$9,054,072

Vietnam — 1.3%
Bank for Foreign Trade of Vietnam JSC	1,526,750	$3,650,232
Bank for Investment and Development of Vietnam JSC(16)	845,160	1,074,859
Bao Viet Holdings	283,140	1,193,598
Binh Minh Plastics JSC	460,800	1,128,899
Coteccons Construction JSC	239,670	1,498,298
Danang Rubber JSC	120,210	108,745
Domesco Medical Import Export JSC	195,910	656,936
FPT Corp.	31,004	55,870
HA TIEN 1 Cement JSC	388,990	203,047
Ho Chi Minh City Infrastructure Investment JSC(16)	1,400,400	1,428,465
Hoa Phat Group JSC(16)	2,196,838	3,801,160
Hoa Sen Group	280,995	111,480
KIDO Group Corp.	673,920	748,920
Kinh Bac City Development Share Holding Corp.(16)	921,600	479,289
Masan Group Corp.(16)	1,399,400	4,993,670
Mobile World Investment Corp.	279,000	1,348,063
PetroVietnam Drilling & Well Services JSC(16)	465,230	329,251

Security		Shares	Value

Vietnam (continued)
PetroVietnam Fertilizer & Chemical JSC		695,170	$560,733
PetroVietnam Gas JSC		297,000	1,322,502
PetroVietnam Nhon Trach 2 Power JSC		1,590,240	1,681,089
PetroVietnam Technical Services Corp.		1,207,281	980,295
Pha Lai Thermal Power JSC		400,170	306,121
Refrigeration Electrical Engineering Corp.		703,160	1,015,185
Saigon - Hanoi Commercial Joint Stock Bank(16)		1,719,602	567,825
Saigon Securities, Inc.		1,202,580	1,482,504
Saigon Thuong Tin Commercial JSB(16)		2,163,900	1,162,850
Tan Tao Investment & Industry JSC(16)		1,920,000	229,609
Viet Capital Securities JSC(16)		806,139	1,814,126
Vietnam Construction and Import-Export JSC		562,200	446,214
Vietnam Dairy Products JSC		984,480	4,911,811
Vietnam Joint Stock Commercial Bank for Industry and Trade		216,000	217,460
Vietnam Prosperity JSC Bank(16)		1,851,282	1,815,796
Vietnam Technological & Commercial Joint Stock Bank(16)		1,408,200	1,736,190
Vingroup JSC(16)		3,896,490	16,318,563
Total Vietnam			$59,379,655

Total Common Stocks (identified cost $296,565,335)			$244,672,613

Warrants — 0.0%(7)
Security		Shares	Value
Almenna Leigufelagid EHF, Exp. 1/25/22, Strike ISK 10.95(9)(16)		22,753,484	$221,631

Total Warrants (identified cost $0)			$221,631

Short-Term Investments — 26.4%

Foreign Government Securities — 7.2%
Security		Principal Amount (000’s omitted)	Value

Argentina — 1.6%
Argentina Treasury Bill, 0.00%, 11/30/18	ARS	2,426,925	$71,827,516
Total Argentina			$71,827,516

Egypt — 4.2%
Egypt Treasury Bill, 0.00%, 12/18/18	EGP	54,225	$2,976,841
Egypt Treasury Bill, 0.00%, 1/15/19	EGP	596,325	32,199,187

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Egypt (continued)
Egypt Treasury Bill, 0.00%, 1/29/19	EGP	301,075	$16,126,766
Egypt Treasury Bill, 0.00%, 4/2/19	EGP	47,250	2,447,236
Egypt Treasury Bill, 0.00%, 4/16/19	EGP	500,700	25,749,867
Egypt Treasury Bill, 0.00%, 4/23/19	EGP	699,275	35,661,854
Egypt Treasury Bill, 0.00%, 6/4/19	EGP	322,950	16,257,523
Egypt Treasury Bill, 0.00%, 7/23/19	EGP	889,225	43,394,875
Egypt Treasury Bill, 0.00%, 8/6/19	EGP	312,625	15,156,032
Total Egypt			$189,970,181

Georgia — 0.1%
Bank of Georgia Promissory Note, 7.59%, 6/4/19	GEL	5,123	$1,893,937
Total Georgia			$1,893,937

Nigeria — 1.3%
Nigeria OMO Bill, 0.00%, 11/8/18	NGN	3,787,516	$10,408,006
Nigeria Treasury Bill, 0.00%, 11/1/18	NGN	16,873,277	46,482,857
Nigeria Treasury Bill, 0.00%, 11/15/18	NGN	240,803	659,900
Nigeria Treasury Bill, 0.00%, 1/3/19	NGN	703,303	1,895,300
Nigeria Treasury Bill, 0.00%, 1/10/19	NGN	399,145	1,072,304
Total Nigeria			$60,518,367

Total Foreign Government Securities (identified cost $339,846,029)			$324,210,001

U.S. Treasury Obligations — 3.0%
Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/29/18(18)		$100,000	$99,831,806
U.S. Treasury Bill, 0.00%, 12/13/18(18)		36,000	35,909,964

Total U.S. Treasury Obligations (identified cost $135,746,337)			$135,741,770

Other — 16.2%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(19)	733,776,070	$733,702,692

Total Other (identified cost $733,776,021)		$733,702,692

Total Short-Term Investments (identified cost $1,209,368,387)		$1,193,654,463

Total Purchased Options and Swaptions — 1.3% (identified cost $57,715,375)		$59,689,384

Total Investments — 101.6% (identified cost $4,850,474,410)		$4,590,053,324

Total Written Options — (0.0)%(7) (premiums received $524,985)		$(34,287)

Other Assets, Less Liabilities — (1.6)%		$(73,080,770)

Net Assets — 100.0%		$4,516,938,267

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $1,261,034,903 or 27.9% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $30,076,767 or 0.7% of the Portfolio’s net assets.

(4)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(5)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(7)	Amount is less than 0.05% or (0.05)%, as applicable.

(8)	When-issued security.

(9)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(10)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

(11)	Fixed-rate loan.

(12)

Security whose performance, including redemption at maturity, is linked to the price of the underlying security. The investment is subject to credit risk of the issuing financial institution (Deutsche Bank AG) in addition to the market risk of the underlying security.

(13)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(14)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2018.
(15)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(16)	Non-income producing security.

(17)	Securities are traded on separate exchanges for the same entity.

(18)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(19)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Purchased Currency Options — 0.6%

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call SEK/Put EUR	BNP Paribas	EUR	51,954,000	SEK	9.68	1/18/19	$25,480
Call SEK/Put EUR	BNP Paribas	EUR	47,210,000	SEK	9.96	4/15/19	240,198
Call SEK/Put EUR	BNP Paribas	EUR	30,685,000	SEK	9.96	4/15/19	156,121
Call SEK/Put EUR	Citibank, N.A.	EUR	53,288,000	SEK	9.67	1/18/19	25,712
Call SEK/Put EUR	Citibank, N.A.	EUR	70,810,000	SEK	9.58	4/12/19	78,599
Call SEK/Put EUR	Citibank, N.A.	EUR	47,190,000	SEK	9.96	4/12/19	235,446
Call SEK/Put EUR	Citibank, N.A.	EUR	23,610,000	SEK	9.96	4/12/19	117,798
Call SEK/Put EUR	Citibank, N.A.	EUR	23,610,000	SEK	9.96	4/12/19	117,798
Call SEK/Put EUR	Deutsche Bank AG	EUR	69,275,000	SEK	9.70	1/16/19	34,367
Call SEK/Put EUR	Deutsche Bank AG	EUR	1,287,000	SEK	9.70	1/16/19	638
Call SEK/Put EUR	Deutsche Bank AG	EUR	61,370,000	SEK	9.56	4/23/19	72,013
Call SEK/Put EUR	Deutsche Bank AG	EUR	49,350,000	SEK	9.56	4/23/19	57,909
Put CNH/Call USD	Bank of America, N.A.	USD	165,000,000	CNH	7.40	11/12/18	22,110
Put CNH/Call USD	Bank of America, N.A.	USD	146,000,000	CNH	6.93	6/26/19	4,166,110
Put CNH/Call USD	Citibank, N.A.	USD	171,500,000	CNH	7.45	11/9/18	12,177
Put CNH/Call USD	Goldman Sachs International	USD	63,100,000	CNH	6.93	6/26/19	1,800,559
Put CNH/Call USD	Goldman Sachs International	USD	82,600,000	CNH	6.95	6/26/19	2,232,182
Put EUR/Call USD	BNP Paribas	EUR	190,568,000	USD	1.13	5/29/19	3,045,600
Put EUR/Call USD	Goldman Sachs International	EUR	163,343,000	USD	1.14	5/27/19	3,339,810
Put MXN/Call USD	Citibank, N.A.	USD	94,535,000	MXN	21.32	5/6/19	3,446,463
Put MXN/Call USD	Citibank, N.A.	USD	44,930,000	MXN	21.32	5/6/19	1,638,013
Put MXN/Call USD	Goldman Sachs International	USD	44,935,000	MXN	21.32	5/6/19	1,638,195
Put MXN/Call USD	Goldman Sachs International	USD	103,985,000	MXN	21.32	5/7/19	3,809,802

Total							$26,313,100

Purchased Interest Rate Swaptions — 0.7%

Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 7/3/38 to pay 3-month USD-LIBOR Rate and receive 3.00%	Bank of America, N.A.	$137,074,000	6/29/28	$5,910,218
Option to enter into interest rate swap expiring 7/3/38 to receive 3-month USD-LIBOR Rate and pay 3.00%	Bank of America, N.A.	137,074,000	6/29/28	9,379,557

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Purchased Interest Rate Swaptions (continued)

Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 7/6/38 to pay 3-month USD-LIBOR Rate and receive 3.01%	Morgan Stanley & Co. International PLC	$55,410,000	7/3/28	$2,403,881
Option to enter into interest rate swap expiring 7/6/38 to receive 3-month USD-LIBOR Rate and pay 3.01%	Morgan Stanley & Co. International PLC	55,410,000	7/3/28	3,771,383
Option to enter into interest rate swap expiring 7/7/38 to pay 3-month USD-LIBOR Rate and receive 2.98%	Morgan Stanley & Co. International PLC	55,409,000	7/5/28	2,362,054
Option to enter into interest rate swap expiring 7/7/38 to receive 3-month USD-LIBOR Rate and pay 2.98%	Morgan Stanley & Co. International PLC	55,409,000	7/5/28	3,831,857
Option to enter into interest rate swap expiring 7/7/38 to pay 3-month USD-LIBOR Rate and receive 2.99%	Goldman Sachs International	51,200,000	7/5/28	2,196,331
Option to enter into interest rate swap expiring 7/7/38 to receive 3-month USD-LIBOR Rate and pay 2.99%	Goldman Sachs International	51,200,000	7/5/28	3,521,003

Total				$33,376,284

Written Currency Options — (0.0)%(7)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Put CNH/Call USD	Deutsche Bank AG	USD	171,500,000	CNH	7.45	11/9/18	$(12,177)
Put CNH/Call USD	Société Générale	USD	165,000,000	CNH	7.40	11/12/18	(22,110)

Total							$(34,287)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	3,797,017	USD	4,318,078	Standard Chartered Bank	11/1/18	$—	$(17,386)
EUR	71,201,456	USD	80,909,775	Standard Chartered Bank	11/1/18	—	(263,421)
EUR	71,201,456	USD	81,041,497	Standard Chartered Bank	11/1/18	—	(395,143)
EUR	142,000	USD	161,275	UBS AG	11/1/18	—	(438)
EUR	19,385,000	USD	22,001,264	UBS AG	11/1/18	—	(44,837)
NZD	846,000	USD	556,025	HSBC Bank USA, N.A.	11/1/18	—	(3,968)
NZD	14,154,000	USD	9,302,575	HSBC Bank USA, N.A.	11/1/18	—	(66,385)
USD	4,317,968	EUR	3,797,017	BNP Paribas	11/1/18	17,275	—
USD	86,354,194	EUR	71,201,456	Standard Chartered Bank	11/1/18	5,707,840	—
USD	80,909,775	EUR	71,201,456	Standard Chartered Bank	11/1/18	263,421	—
USD	22,198,294	EUR	19,527,000	Standard Chartered Bank	11/1/18	81,030	—
USD	9,670,644	NZD	14,154,000	Standard Chartered Bank	11/1/18	434,454	—
USD	578,025	NZD	846,000	Standard Chartered Bank	11/1/18	25,968	—
AUD	15,956,000	USD	11,849,021	State Street Bank and Trust Company	11/2/18	—	(549,778)
AUD	36,634,000	USD	27,204,628	State Street Bank and Trust Company	11/2/18	—	(1,262,257)
NZD	2,939,000	USD	1,918,550	Australia and New Zealand Banking Group Limited	11/2/18	—	(706)

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

NZD	53,629,000	USD	35,008,475	Australia and New Zealand Banking Group Limited	11/2/18	$—	$(12,880)
USD	37,248,445	AUD	52,590,000	Australia and New Zealand Banking Group Limited	11/2/18	6,831	—
USD	36,570,500	NZD	53,629,000	State Street Bank and Trust Company	11/2/18	1,574,905	—
USD	2,004,153	NZD	2,939,000	State Street Bank and Trust Company	11/2/18	86,309	—
ARS	949,914,000	USD	26,386,500	BNP Paribas	11/5/18	—	(25,983)
ARS	859,988,363	USD	23,736,913	Goldman Sachs International	11/5/18	128,130	—
BRL	2,800	USD	701	Standard Chartered Bank	11/5/18	51	—
CZK	1,026,238,000	EUR	39,830,701	Deutsche Bank AG	11/5/18	—	(310,363)
EGP	280,710,000	USD	15,364,532	HSBC Bank USA, N.A.	11/5/18	288,026	—
EUR	39,793,671	PLN	171,071,000	Deutsche Bank AG	11/5/18	499,886	—
IDR	67,840,000,000	USD	4,471,100	Deutsche Bank AG	11/5/18	—	(11,075)
PHP	605,935,000	USD	11,317,003	Bank of America, N.A.	11/5/18	7,826	—
PHP	784,320,000	USD	14,687,090	BNP Paribas	11/5/18	—	(28,273)
PHP	964,000,000	USD	18,030,487	Citibank, N.A.	11/5/18	—	(13,479)
PHP	522,705,000	USD	9,762,523	Deutsche Bank AG	11/5/18	6,751	—
PHP	305,695,000	USD	5,709,443	Deutsche Bank AG	11/5/18	3,948	—
PHP	712,530,000	USD	13,307,870	JPMorgan Chase Bank, N.A.	11/5/18	9,203	—
PHP	855,855,000	USD	15,984,741	Morgan Stanley & Co. International PLC	11/5/18	11,054	—
PHP	1,254,400,000	USD	23,456,506	UBS AG	11/5/18	—	(11,968)
SGD	10,422,700	USD	7,548,688	Deutsche Bank AG	11/5/18	—	(23,645)
USD	17,836,016	ARS	713,797,363	Goldman Sachs International	11/5/18	—	(1,972,164)
USD	27,505,772	ARS	1,096,105,000	Goldman Sachs International	11/5/18	—	(2,911,608)
USD	753	BRL	2,800	Standard Chartered Bank	11/5/18	1	—
USD	15,675,030	EGP	280,710,000	HSBC Bank USA, N.A.	11/5/18	22,472	—
USD	4,458,172	IDR	67,840,000,000	Citibank, N.A.	11/5/18	—	(1,853)
USD	11,230,377	PHP	605,935,000	Bank of America, N.A.	11/5/18	—	(94,452)
USD	14,648,687	PHP	784,320,000	BNP Paribas	11/5/18	—	(10,130)
USD	18,004,557	PHP	964,000,000	Citibank, N.A.	11/5/18	—	(12,451)
USD	5,604,455	PHP	305,695,000	Deutsche Bank AG	11/5/18	—	(108,936)
USD	9,597,962	PHP	522,705,000	Deutsche Bank AG	11/5/18	—	(171,312)
USD	13,209,677	PHP	712,530,000	JPMorgan Chase Bank, N.A.	11/5/18	—	(107,396)
USD	15,797,970	PHP	855,855,000	Morgan Stanley & Co. International PLC	11/5/18	—	(197,825)
USD	23,428,337	PHP	1,254,400,000	UBS AG	11/5/18	—	(16,201)
USD	22,311,993	SGD	30,633,809	Deutsche Bank AG	11/5/18	194,815	—
USD	149	SGD	204	Deutsche Bank AG	11/5/18	1	—
USD	4,424,102	UYU	145,230,000	Citibank, N.A.	11/5/18	926	—
USD	12,344,820	UYU	405,243,408	JPMorgan Chase Bank, N.A.	11/5/18	2,583	—
USD	6,832,790	UYU	229,718,408	JPMorgan Chase Bank, N.A.	11/5/18	—	(163,595)
USD	9,450,648	UYU	320,755,000	JPMorgan Chase Bank, N.A.	11/5/18	—	(318,380)
UYU	145,230,000	USD	4,956,655	Citibank, N.A.	11/5/18	—	(533,479)
UYU	229,718,408	USD	6,997,850	JPMorgan Chase Bank, N.A.	11/5/18	—	(1,464)
UYU	320,755,000	USD	9,771,073	JPMorgan Chase Bank, N.A.	11/5/18	—	(2,045)
UYU	405,243,408	USD	13,607,905	JPMorgan Chase Bank, N.A.	11/5/18	—	(1,265,668)

32	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

CZK	2,134,825,000	EUR	82,684,264	Goldman Sachs International	11/6/18	$—	$(454,049)
EUR	81,570,831	PLN	351,244,000	Goldman Sachs International	11/6/18	880,406	—
CZK	1,050,671,365	EUR	40,689,000	Goldman Sachs International	11/7/18	—	(220,443)
EUR	40,779,727	PLN	176,245,900	Goldman Sachs International	11/7/18	273,951	—
JPY	3,697,221,000	USD	32,777,218	Standard Chartered Bank	11/8/18	2,968	—
JPY	7,329,222,294	USD	65,996,329	Standard Chartered Bank	11/8/18	—	(1,014,205)
RSD	536,378,145	EUR	4,510,700	Citibank, N.A.	11/8/18	24,169	—
USD	7,135,075	EUR	6,038,997	Deutsche Bank AG	11/8/18	291,846	—
USD	3,302,549	EUR	2,797,182	Deutsche Bank AG	11/8/18	132,857	—
USD	1,319,808	EUR	1,098,494	Deutsche Bank AG	11/8/18	75,024	—
USD	1,377,491	EUR	1,155,128	Deutsche Bank AG	11/8/18	68,530	—
USD	1,573,152	EUR	1,333,180	Deutsche Bank AG	11/8/18	62,429	—
USD	1,165,837	EUR	983,000	Deutsche Bank AG	11/8/18	51,929	—
USD	697,114	EUR	584,732	Deutsche Bank AG	11/8/18	34,512	—
USD	270,783	EUR	226,999	Deutsche Bank AG	11/8/18	13,553	—
USD	9,236,499	UYU	311,270,000	Citibank, N.A.	11/8/18	—	(238,205)
UYU	311,270,000	USD	10,018,346	Citibank, N.A.	11/8/18	—	(543,642)
AUD	18,700,000	USD	13,902,812	Standard Chartered Bank	11/9/18	—	(659,283)
RSD	207,179,000	EUR	1,742,025	Deutsche Bank AG	11/9/18	9,464	—
THB	791,605,469	USD	23,857,910	Deutsche Bank AG	11/9/18	24,473	—
THB	349,776,067	USD	10,522,746	JPMorgan Chase Bank, N.A.	11/9/18	29,842	—
THB	473,529,582	USD	14,275,839	Standard Chartered Bank	11/9/18	10,337	—
THB	232,744,000	USD	7,002,979	UBS AG	11/9/18	18,804	—
USD	122,800,360	EUR	105,553,000	Standard Chartered Bank	11/9/18	3,181,331	—
USD	13,493,686	NZD	20,000,000	Standard Chartered Bank	11/9/18	441,489	—
USD	24,928,530	THB	791,605,470	Deutsche Bank AG	11/9/18	1,046,147	—
USD	11,014,713	THB	349,776,067	JPMorgan Chase Bank, N.A.	11/9/18	462,125	—
USD	14,898,832	THB	473,529,582	Standard Chartered Bank	11/9/18	612,656	—
ILS	460,730,000	USD	127,794,189	Goldman Sachs International	11/13/18	—	(3,821,232)
MAD	83,640,000	USD	8,410,256	BNP Paribas	11/13/18	313,542	—
MAD	33,450,000	USD	3,373,676	BNP Paribas	11/13/18	115,217	—
RSD	602,457,800	EUR	5,071,010	Deutsche Bank AG	11/13/18	19,538	—
USD	793,046	UYU	26,281,534	Citibank, N.A.	11/13/18	—	(6,169)
USD	5,075,984	UYU	168,776,466	Citibank, N.A.	11/13/18	—	(56,466)
USD	5,075,984	UYU	168,776,466	Citibank, N.A.	11/13/18	—	(56,466)
USD	20,593,554	ZAR	302,769,300	Citibank, N.A.	11/13/18	97,307	—
UYU	195,058,000	USD	6,278,017	Citibank, N.A.	11/13/18	—	(346,353)
EUR	14,896,661	SEK	155,090,910	JPMorgan Chase Bank, N.A.	11/14/18	—	(75,328)
SEK	155,090,910	EUR	14,877,030	JPMorgan Chase Bank, N.A.	11/14/18	97,584	—
AUD	24,700,000	USD	18,011,932	Australia and New Zealand Banking Group Limited	11/15/18	—	(518,093)
EUR	12,435,500	USD	14,685,579	Deutsche Bank AG	11/15/18	—	(586,401)
JPY	2,640,872,000	USD	23,434,423	Goldman Sachs International	11/15/18	—	(8,471)
JPY	2,991,768,680	USD	26,549,109	Goldman Sachs International	11/15/18	—	(10,515)
JPY	1,210,590,000	USD	10,938,836	Goldman Sachs International	11/15/18	—	(200,253)

33	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

NZD	50,654	USD	33,393	Australia and New Zealand Banking Group Limited	11/15/18	$—	$(334)
USD	17,358,305	EUR	14,503,931	Deutsche Bank AG	11/15/18	913,971	—
USD	15,721,424	EUR	13,128,099	Deutsche Bank AG	11/15/18	836,987	—
USD	14,285,437	EUR	12,012,241	Deutsche Bank AG	11/15/18	666,143	—
USD	9,127,390	EUR	7,649,826	Deutsche Bank AG	11/15/18	454,135	—
USD	8,904,475	EUR	7,503,813	Deutsche Bank AG	11/15/18	396,767	—
USD	11,892,945	EUR	10,173,301	Deutsche Bank AG	11/15/18	358,613	—
USD	7,609,514	EUR	6,436,958	Deutsche Bank AG	11/15/18	311,390	—
USD	2,451,344	EUR	2,053,654	Deutsche Bank AG	11/15/18	122,943	—
USD	1,705,512	EUR	1,444,823	Deutsche Bank AG	11/15/18	67,394	—
USD	684,507	EUR	577,156	Deutsche Bank AG	11/15/18	30,136	—
USD	31,226,607	JPY	3,455,817,321	Goldman Sachs International	11/15/18	571,652	—
USD	18,039,727	NZD	27,364,347	Australia and New Zealand Banking Group Limited	11/15/18	180,596	—
USD	4,271,346	UYU	141,168,000	JPMorgan Chase Bank, N.A.	11/15/18	—	(19,895)
UYU	141,168,000	USD	4,390,918	Citibank, N.A.	11/15/18	—	(99,676)
BRL	54,393,000	USD	13,286,028	Standard Chartered Bank	11/16/18	1,311,693	—
GEL	28,184,000	USD	10,000,000	VTB Capital PLC	11/16/18	398,391	—
RSD	2,118,450,000	EUR	17,863,648	Deutsche Bank AG	11/16/18	27,133	—
USD	13,420,429	BRL	54,393,000	Citibank, N.A.	11/16/18	—	(1,177,292)
USD	5,000,000	GEL	12,625,000	VTB Capital PLC	11/16/18	342,049	—
USD	5,000,000	GEL	12,645,000	VTB Capital PLC	11/16/18	334,670	—
USD	1,089,346	GEL	2,914,000	VTB Capital PLC	11/16/18	14,235	—
RSD	343,759,228	EUR	2,897,792	Citibank, N.A.	11/19/18	4,637	—
RSD	338,868,000	EUR	2,858,319	Citibank, N.A.	11/19/18	2,577	—
UGX	6,763,456,000	USD	1,773,789	Standard Chartered Bank	11/19/18	21,687	—
AUD	9,672,000	USD	7,109,549	Credit Suisse International	11/20/18	—	(258,987)
AUD	12,561,995	USD	9,135,690	Standard Chartered Bank	11/20/18	—	(238,179)
EUR	88,015,000	USD	102,762,353	Deutsche Bank AG	11/20/18	—	(2,933,815)
EUR	88,015,000	USD	102,816,483	Deutsche Bank AG	11/20/18	—	(2,987,944)
JPY	8,613,102,000	USD	78,413,201	Standard Chartered Bank	11/20/18	—	(1,983,385)
USD	25,116,027	ARS	947,376,525	Goldman Sachs International	11/20/18	—	(688,975)
USD	26,347,025	ARS	1,060,994,699	JPMorgan Chase Bank, N.A.	11/20/18	—	(2,552,751)
USD	180,108,733	EUR	155,697,000	Deutsche Bank AG	11/20/18	3,513,789	—
USD	23,587,907	EUR	20,333,000	Deutsche Bank AG	11/20/18	525,773	—
USD	19,467,182	NZD	29,553,000	Goldman Sachs International	11/20/18	178,842	—
USD	9,103,745	NZD	13,806,567	Standard Chartered Bank	11/20/18	92,621	—
UGX	6,767,004,000	USD	1,773,789	Standard Chartered Bank	11/26/18	20,154	—
USD	18,835,566	MYR	77,320,000	Goldman Sachs International	11/26/18	376,634	—
USD	19,196,102	MYR	78,800,000	UBS AG	11/26/18	383,844	—
USD	12,887,165	ZAR	187,642,400	Goldman Sachs International	11/26/18	204,875	—
USD	8,196,393	ZAR	119,394,400	Goldman Sachs International	11/26/18	126,819	—
EGP	356,590,000	USD	19,332,610	HSBC Bank USA, N.A.	11/27/18	439,411	—
KRW	8,833,300,000	USD	7,840,671	Deutsche Bank AG	11/28/18	—	(94,519)

34	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	53,318,320	KRW	59,735,180,000	Barclays Bank PLC	11/28/18	$934,974	$—
USD	14,580,484	KRW	16,338,890,000	Citibank, N.A.	11/28/18	252,482	—
EUR	4,573,214	USD	5,185,841	Standard Chartered Bank	11/29/18	4,801	—
EUR	2,902,146	USD	3,301,075	Standard Chartered Bank	11/29/18	—	(7,111)
USD	153,975,110	EUR	129,060,064	Standard Chartered Bank	11/29/18	7,490,671	—
USD	8,829,728	UYU	301,650,000	Citibank, N.A.	11/29/18	—	(315,383)
UYU	301,650,000	USD	9,995,030	Citibank, N.A.	11/29/18	—	(849,919)
COP	103,317,580,000	USD	34,779,171	UBS AG	11/30/18	—	(2,729,545)
IDR	312,988,100,000	USD	21,159,282	Deutsche Bank AG	11/30/18	—	(674,189)
IDR	313,378,900,000	USD	21,170,674	Standard Chartered Bank	11/30/18	—	(660,003)
NOK	66,446,000	EUR	6,790,805	JPMorgan Chase Bank, N.A.	11/30/18	183,031	—
NOK	93,289,000	EUR	9,792,508	JPMorgan Chase Bank, N.A.	11/30/18	—	(36,266)
RSD	1,265,896,000	EUR	10,651,064	Citibank, N.A.	11/30/18	28,805	—
THB	1,192,295,000	USD	35,935,230	Goldman Sachs International	11/30/18	54,303	—
THB	1,311,705,000	USD	39,531,810	Standard Chartered Bank	11/30/18	62,125	—
USD	5,515,533	IDR	83,549,300,000	Deutsche Bank AG	11/30/18	47,226	—
USD	17,240,402	IDR	261,450,700,000	Goldman Sachs International	11/30/18	128,436	—
USD	15,219,871	IDR	232,711,830,000	Goldman Sachs International	11/30/18	—	(11,134)
USD	3,180,908	IDR	48,655,170,000	Standard Chartered Bank	11/30/18	—	(3,576)
AUD	49,398,991	USD	35,632,480	Australia and New Zealand Banking Group Limited	12/3/18	—	(639,218)
GEL	28,419,000	USD	10,000,000	VTB Capital PLC	12/3/18	459,698	—
RSD	541,011,159	EUR	4,563,569	Citibank, N.A.	12/3/18	—	(2,126)
USD	25,432,771	ARS	949,914,000	BNP Paribas	12/3/18	—	(34,092)
USD	22,908,587	ARS	859,988,363	Goldman Sachs International	12/3/18	—	(147,401)
USD	5,000,000	GEL	13,300,000	VTB Capital PLC	12/3/18	104,895	—
USD	5,000,000	GEL	13,470,000	VTB Capital PLC	12/3/18	42,326	—
USD	614,153	GEL	1,649,000	VTB Capital PLC	12/3/18	7,233	—
USD	35,644,750	NZD	53,790,000	Australia and New Zealand Banking Group Limited	12/3/18	533,874	—
USD	6,068,099	NZD	8,895,223	HSBC Bank USA, N.A.	12/3/18	261,832	—
USD	2,741,020	NZD	4,018,060	HSBC Bank USA, N.A.	12/3/18	118,272	—
GEL	28,262,000	USD	10,000,000	Société Générale	12/4/18	400,370	—
ILS	379,186,000	USD	104,481,980	Goldman Sachs International	12/4/18	—	(2,288,236)
NOK	1,022,448,000	EUR	108,104,496	State Street Bank and Trust Company	12/4/18	—	(1,301,769)
NOK	272,670,000	EUR	28,825,606	The Toronto-Dominion Bank	12/4/18	—	(342,530)
USD	10,954,264	GEL	28,262,000	Société Générale	12/4/18	553,894	—
EGP	283,780,000	USD	15,364,375	HSBC Bank USA, N.A.	12/5/18	337,182	—
COP	13,345,322,000	USD	4,287,309	Citibank, N.A.	12/6/18	—	(148,568)
USD	5,604,861	EUR	4,683,891	Standard Chartered Bank	12/6/18	285,141	—
USD	12,153,743	QAR	45,218,000	Standard Chartered Bank	12/6/18	—	(223,391)
COP	182,556,708,000	USD	58,574,658	Credit Agricole Corporate and Investment Bank	12/7/18	—	(1,960,917)
USD	18,575,142	NZD	28,230,000	Goldman Sachs International	12/7/18	147,350	—
USD	23,108,913	ZAR	360,915,000	Standard Chartered Bank	12/7/18	—	(1,251,017)

35	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

AUD	33,173,142	USD	23,850,693	Australia and New Zealand Banking Group Limited	12/10/18	$—	$(349,565)
QAR	43,521,000	USD	11,908,228	Standard Chartered Bank	12/10/18	4,835	—
USD	14,656,527	NZD	22,237,047	Australia and New Zealand Banking Group Limited	12/10/18	140,215	—
USD	8,157,555	NZD	12,376,734	Australia and New Zealand Banking Group Limited	12/10/18	78,041	—
USD	4,861,870	QAR	18,074,000	Standard Chartered Bank	12/10/18	—	(85,551)
USD	4,861,477	QAR	18,109,000	Standard Chartered Bank	12/10/18	—	(95,525)
USD	4,861,477	QAR	18,109,000	Standard Chartered Bank	12/10/18	—	(95,525)
AUD	12,656,000	USD	9,016,527	Australia and New Zealand Banking Group Limited	12/12/18	—	(50,319)
USD	8,941,533	NZD	13,670,000	Australia and New Zealand Banking Group Limited	12/12/18	17,548	—
AUD	22,570,000	USD	16,217,831	Citibank, N.A.	12/13/18	—	(227,812)
AUD	12,686,000	USD	8,997,609	HSBC Bank USA, N.A.	12/13/18	—	(10,042)
AUD	12,626,436	USD	8,962,686	HSBC Bank USA, N.A.	12/13/18	—	(17,318)
COP	36,149,401,000	USD	11,632,017	Goldman Sachs International	12/13/18	—	(423,862)
EUR	512,994	USD	596,891	Goldman Sachs International	12/13/18	—	(13,795)
EUR	4,734,500	USD	5,415,676	Goldman Sachs International	12/13/18	—	(34,188)
EUR	1,694,260	USD	1,971,348	Goldman Sachs International	12/13/18	—	(45,560)
MAD	48,799,000	USD	4,904,422	Société Générale	12/13/18	160,307	—
MAD	48,627,000	USD	4,904,387	Société Générale	12/13/18	142,490	—
USD	12,912,279	AUD	18,100,000	Citibank, N.A.	12/13/18	89,092	—
USD	109,729,300	EUR	92,146,000	Goldman Sachs International	12/13/18	4,991,175	—
USD	10,607,353	NZD	16,372,000	Australia and New Zealand Banking Group Limited	12/13/18	—	(80,676)
USD	25,127,998	NZD	38,784,000	Australia and New Zealand Banking Group Limited	12/13/18	—	(191,115)
USD	8,923,243	NZD	13,709,000	HSBC Bank USA, N.A.	12/13/18	—	(26,317)
USD	8,869,988	NZD	13,632,000	HSBC Bank USA, N.A.	12/13/18	—	(29,305)
USD	3,030,307	QAR	11,198,500	Credit Agricole Corporate and Investment Bank	12/13/18	—	(35,158)
USD	4,636,241	QAR	17,168,000	Standard Chartered Bank	12/13/18	—	(63,308)
COP	35,518,739,000	USD	11,590,765	Credit Agricole Corporate and Investment Bank	12/14/18	—	(578,532)
INR	438,510,000	USD	6,029,286	Standard Chartered Bank	12/14/18	—	(139,082)
INR	1,964,265,000	USD	27,013,202	UBS AG	12/14/18	—	(628,577)
MAD	62,616,000	USD	6,315,280	Société Générale	12/14/18	182,459	—
USD	21,999,728	INR	1,615,990,000	Barclays Bank PLC	12/14/18	293,242	—
USD	10,714,762	INR	786,785,000	Citibank, N.A.	12/14/18	146,419	—
USD	3,109,503	UYU	105,692,000	Citibank, N.A.	12/14/18	—	(85,218)
USD	6,914,826	UYU	233,244,000	JPMorgan Chase Bank, N.A.	12/14/18	—	(135,370)
UYU	338,936,000	USD	10,496,624	Citibank, N.A.	12/14/18	—	(251,707)
AUD	37,600,000	USD	27,159,130	Standard Chartered Bank	12/17/18	—	(519,653)
USD	30,459,257	KRW	34,056,495,000	Barclays Bank PLC	12/17/18	582,954	—
USD	18,522,195	KRW	20,687,625,000	Goldman Sachs International	12/17/18	373,829	—

36	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	27,016,884	NZD	41,000,000	Standard Chartered Bank	12/17/18	$249,738	$—
USD	2,317,886	QAR	8,553,000	BNP Paribas	12/17/18	—	(23,488)
EGP	154,500,000	USD	8,387,622	HSBC Bank USA, N.A.	12/18/18	128,200	—
USD	4,425,953	OMR	1,835,000	BNP Paribas	12/19/18	—	(338,342)
USD	5,384,959	QAR	19,870,500	BNP Paribas	12/19/18	—	(54,667)
EUR	29,243,490	USD	33,923,911	Deutsche Bank AG	12/20/18	—	(657,645)
USD	50,048,751	EUR	42,260,910	Deutsche Bank AG	12/20/18	1,974,370	—
USD	13,687,319	EUR	11,798,904	Deutsche Bank AG	12/20/18	265,341	—
USD	98,107,167	NZD	149,079,780	BNP Paribas	12/20/18	775,603	—
USD	4,630,638	NZD	7,036,535	BNP Paribas	12/20/18	36,608	—
USD	24,384,554	ZAR	366,395,000	Goldman Sachs International	12/20/18	—	(304,362)
COP	84,555,626,000	USD	27,849,162	UBS AG	12/21/18	—	(1,639,937)
COP	92,033,335,000	USD	30,362,013	UBS AG	12/21/18	—	(1,834,965)
EUR	10,701,284	HUF	3,460,820,000	Goldman Sachs International	12/21/18	55,107	—
USD	12,258,053	EUR	10,701,284	Goldman Sachs International	12/21/18	83,297	—
USD	26,525,046	BHD	10,114,000	Credit Agricole Corporate and Investment Bank	12/27/18	—	(274,106)
USD	13,260,968	BHD	5,100,500	Credit Agricole Corporate and Investment Bank	12/31/18	—	(252,676)
USD	7,306,489	BHD	2,803,500	Standard Chartered Bank	12/31/18	—	(121,312)
THB	627,030,000	USD	19,460,290	Goldman Sachs International	1/3/19	—	(503,656)
THB	1,180,950,000	USD	36,652,700	Standard Chartered Bank	1/3/19	—	(949,725)
INR	1,544,050,000	USD	21,174,575	Deutsche Bank AG	1/7/19	—	(504,981)
INR	1,498,400,000	USD	20,506,364	Goldman Sachs International	1/7/19	—	(447,868)
INR	1,565,245,000	USD	21,446,119	Goldman Sachs International	1/7/19	—	(492,796)
INR	1,999,130,000	USD	27,374,093	JPMorgan Chase Bank, N.A.	1/7/19	—	(612,521)
UGX	7,723,730,000	USD	1,900,057	Standard Chartered Bank	1/7/19	130,492	—
USD	45,173,116	INR	3,327,000,000	Bank of America, N.A.	1/7/19	635,867	—
USD	2,299,525	INR	169,360,000	Bank of America, N.A.	1/7/19	32,369	—
USD	31,312,076	INR	2,307,700,000	JPMorgan Chase Bank, N.A.	1/7/19	419,798	—
USD	2,684,735	INR	197,865,000	JPMorgan Chase Bank, N.A.	1/7/19	35,994	—
USD	8,207,598	INR	604,900,000	Standard Chartered Bank	1/7/19	110,038	—
USD	5,139,633	QAR	18,901,000	BNP Paribas	1/8/19	—	(35,443)
USD	5,139,905	QAR	18,902,000	BNP Paribas	1/8/19	—	(35,445)
AUD	45,109,000	USD	31,973,710	BNP Paribas	1/9/19	—	(4,767)
USD	31,959,080	NZD	49,326,266	BNP Paribas	1/9/19	—	(253,368)
USD	10,279,538	QAR	37,803,000	BNP Paribas	1/9/19	—	(70,952)
EUR	5,682,000	USD	6,712,431	Deutsche Bank AG	1/10/19	—	(234,757)
EUR	16,857,000	USD	19,696,056	Deutsche Bank AG	1/10/19	—	(478,501)
EUR	65,380,000	USD	77,913,346	Deutsche Bank AG	1/10/19	—	(3,377,916)
QAR	23,360,000	USD	6,400,000	BNP Paribas	1/10/19	—	(3,975)
USD	88,677,628	EUR	76,120,096	Deutsche Bank AG	1/10/19	1,898,122	—
USD	2,569,898	QAR	9,476,500	BNP Paribas	1/10/19	—	(24,791)
USD	2,570,305	QAR	9,478,000	BNP Paribas	1/10/19	—	(24,795)
USD	5,139,566	QAR	18,965,000	BNP Paribas	1/10/19	—	(53,097)

37	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	11,135,070	QAR	41,132,950	Standard Chartered Bank	1/10/19	$—	$(127,232)
SEK	845,706,500	EUR	80,732,621	Standard Chartered Bank	1/11/19	1,024,372	—
INR	2,312,400,000	USD	31,151,825	Barclays Bank PLC	1/14/19	—	(226,487)
INR	1,474,390,000	USD	19,857,104	Deutsche Bank AG	1/14/19	—	(139,058)
INR	1,939,740,000	USD	26,140,287	Goldman Sachs International	1/14/19	—	(198,791)
INR	1,494,780,000	USD	20,139,854	UBS AG	1/14/19	—	(149,119)
KRW	17,845,212,332	USD	16,000,370	UBS AG	1/14/19	—	(329,033)
UGX	7,822,362,000	USD	1,996,519	Citibank, N.A.	1/14/19	57,043	—
USD	21,175,983	INR	1,596,775,000	Citibank, N.A.	1/14/19	—	(178,803)
USD	31,337,590	INR	2,363,340,000	Citibank, N.A.	1/14/19	—	(269,005)
USD	21,673,848	INR	1,634,750,000	JPMorgan Chase Bank, N.A.	1/14/19	—	(188,804)
USD	21,553,737	INR	1,626,445,000	UBS AG	1/14/19	—	(197,846)
USD	26,242,733	KRW	29,115,000,000	Deutsche Bank AG	1/14/19	674,476	—
USD	7,995,854	KRW	8,871,000,000	Deutsche Bank AG	1/14/19	205,505	—
USD	35,573,504	KRW	39,419,000,000	Goldman Sachs International	1/14/19	956,465	—
USD	10,839,274	KRW	12,011,000,000	Goldman Sachs International	1/14/19	291,435	—
USD	29,509,599	KRW	32,894,350,000	JPMorgan Chase Bank, N.A.	1/14/19	622,387	—
USD	8,991,123	KRW	10,022,404,316	JPMorgan Chase Bank, N.A.	1/14/19	189,632	—
USD	9,848,270	UYU	335,826,000	Citibank, N.A.	1/14/19	—	(245,689)
UYU	335,826,000	USD	11,391,655	Citibank, N.A.	1/14/19	—	(1,297,697)
SEK	392,397,000	EUR	37,872,272	Goldman Sachs International	1/15/19	3,432	—
USD	3,240,972	QAR	11,936,500	BNP Paribas	1/16/19	—	(27,393)
USD	17,601,914	EUR	14,845,542	Standard Chartered Bank	1/17/19	667,295	—
USD	5,081,122	EUR	4,338,760	Standard Chartered Bank	1/17/19	131,808	—
USD	794,241	EUR	678,201	Standard Chartered Bank	1/17/19	20,603	—
USD	256,951	EUR	216,714	Standard Chartered Bank	1/17/19	9,741	—
JPY	3,930,861,240	USD	35,109,201	UBS AG	1/18/19	—	(33,425)
UGX	7,328,920,000	USD	1,898,684	Citibank, N.A.	1/18/19	23,779	—
EGP	98,684,000	USD	5,364,719	BNP Paribas	1/22/19	19,388	—
EGP	113,530,000	USD	6,180,185	HSBC Bank USA, N.A.	1/22/19	13,905	—
EUR	1,820,483	PLN	7,859,500	JPMorgan Chase Bank, N.A.	1/22/19	24,482	—
ILS	97,281,200	USD	26,843,598	JPMorgan Chase Bank, N.A.	1/22/19	—	(523,495)
MAD	49,050,000	USD	5,109,375	BNP Paribas	1/22/19	—	(50,939)
MAD	51,221,000	USD	5,371,893	BNP Paribas	1/22/19	—	(89,566)
NOK	280,587,000	EUR	29,531,485	Deutsche Bank AG	1/22/19	—	(288,054)
NOK	154,384,000	EUR	16,306,694	HSBC Bank USA, N.A.	1/22/19	—	(224,615)
USD	2,092,450	EUR	1,820,483	JPMorgan Chase Bank, N.A.	1/22/19	14,894	—
USD	4,969,807	KZT	1,838,580,000	Citibank, N.A.	1/22/19	86,715	—
USD	12,655,950	MYR	52,750,000	Goldman Sachs International	1/22/19	65,268	—
EUR	20,184,794	RON	97,563,200	Citibank, N.A.	1/23/19	—	(631,978)
EUR	20,356,038	RON	98,441,800	Deutsche Bank AG	1/23/19	—	(649,685)
EUR	12,366,086	RON	59,654,000	JPMorgan Chase Bank, N.A.	1/23/19	—	(358,677)
OMR	4,238,000	USD	10,996,367	BNP Paribas	1/23/19	—	(259)
RON	70,210,000	EUR	14,881,306	Deutsche Bank AG	1/23/19	48,945	—
UGX	14,600,514,000	USD	3,797,372	Citibank, N.A.	1/23/19	28,644	—

38	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	10,249,093	OMR	4,238,000	BNP Paribas	1/23/19	$—	$(747,015)
AUD	31,432,858	USD	22,341,281	JPMorgan Chase Bank, N.A.	1/24/19	—	(59,679)
COP	53,496,296,000	USD	17,245,465	JPMorgan Chase Bank, N.A.	1/24/19	—	(681,316)
EUR	10,723,388	USD	12,379,991	Standard Chartered Bank	1/24/19	—	(140,227)
JPY	3,959,072,106	USD	35,364,330	Standard Chartered Bank	1/24/19	—	(19,771)
USD	186,199,025	EUR	161,283,191	Standard Chartered Bank	1/24/19	2,109,052	—
USD	22,264,345	JPY	2,492,515,657	Standard Chartered Bank	1/24/19	12,447	—
USD	18,015,044	NZD	27,364,347	Australia and New Zealand Banking Group Limited	1/24/19	141,462	—
USD	10,251,511	OMR	4,239,000	BNP Paribas	1/24/19	—	(746,975)
COP	53,949,488,000	USD	17,290,394	Standard Chartered Bank	1/25/19	—	(586,419)
EUR	789,716	USD	933,034	JPMorgan Chase Bank, N.A.	1/25/19	—	(31,568)
EUR	16,370,000	USD	19,044,776	JPMorgan Chase Bank, N.A.	1/25/19	—	(358,313)
USD	68,654,456	EUR	58,108,860	JPMorgan Chase Bank, N.A.	1/25/19	2,322,810	—
USD	14,423,465	NZD	21,989,000	Australia and New Zealand Banking Group Limited	1/25/19	60,721	—
USD	6,089,091	NZD	9,283,000	Australia and New Zealand Banking Group Limited	1/25/19	25,634	—
EUR	11,831,231	RON	57,387,385	BNP Paribas	1/28/19	—	(411,817)
EUR	16,800,744	RON	81,282,000	Deutsche Bank AG	1/28/19	—	(533,851)
KZT	5,019,140,000	USD	13,313,369	Citibank, N.A.	1/28/19	4,979	—
RON	45,843,500	EUR	9,716,046	Deutsche Bank AG	1/28/19	26,683	—
TRY	111,835,380	USD	26,831,905	Deutsche Bank AG	1/28/19	—	(7,847,700)
TRY	111,835,050	USD	26,825,390	Standard Chartered Bank	1/28/19	—	(7,841,241)
USD	10,818,716	HUF	3,040,195,506	Goldman Sachs International	1/28/19	134,804	—
USD	2,904,146	KZT	994,670,000	Deutsche Bank AG	1/28/19	264,777	—
USD	1,082,219	KZT	370,660,000	Deutsche Bank AG	1/28/19	98,668	—
USD	6,012,786	KZT	2,276,140,000	Deutsche Bank AG	1/28/19	—	(26,979)
USD	3,681,149	KZT	1,377,670,000	Standard Chartered Bank	1/28/19	25,485	—
USD	2,497,316	PLN	9,396,913	Goldman Sachs International	1/28/19	42,253	—
USD	26,819,036	TRY	111,835,380	Deutsche Bank AG	1/28/19	7,834,831	—
USD	26,851,152	TRY	111,835,050	Standard Chartered Bank	1/28/19	7,867,004	—
USD	10,000,000	UYU	340,200,000	JPMorgan Chase Bank, N.A.	1/28/19	—	(203,959)
USD	7,180,309	UYU	246,500,000	JPMorgan Chase Bank, N.A.	1/28/19	—	(213,213)
UYU	586,700,000	USD	18,562,931	HSBC Bank USA, N.A.	1/28/19	—	(965,451)
AUD	3,777,903	USD	2,683,930	Standard Chartered Bank	1/29/19	—	(5,713)
COP	65,148,969,319	USD	20,600,139	Goldman Sachs International	1/29/19	—	(430,951)
EUR	154,073	USD	176,460	Standard Chartered Bank	1/29/19	—	(524)
NOK	250,325,000	EUR	26,276,669	Bank of America, N.A.	1/29/19	—	(186,584)
NZD	14,877,986	USD	9,751,642	JPMorgan Chase Bank, N.A.	1/29/19	—	(33,177)
SEK	402,863,000	EUR	38,881,308	Goldman Sachs International	1/29/19	2,720	—
USD	22,814,665	NZD	34,895,000	HSBC Bank USA, N.A.	1/29/19	20,865	—
USD	5,583,529	NZD	8,540,000	HSBC Bank USA, N.A.	1/29/19	5,106	—
USD	33,118	NZD	50,654	HSBC Bank USA, N.A.	1/29/19	30	—
USD	9,752,039	NZD	14,878,592	JPMorgan Chase Bank, N.A.	1/29/19	33,178	—

39	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	18,978,120	RUB	1,255,507,000	Standard Chartered Bank	1/29/19	$101,785	$—
KRW	12,580,600,000	USD	11,342,048	JPMorgan Chase Bank, N.A.	1/30/19	—	(287,093)
USD	14,380,776	KRW	16,338,000,000	Goldman Sachs International	1/30/19	24,080	—
USD	3,455,103	KRW	3,832,400,000	JPMorgan Chase Bank, N.A.	1/30/19	87,457	—
EUR	19,527,000	USD	22,387,315	Standard Chartered Bank	1/31/19	—	(85,594)
EUR	22,286,900	USD	25,640,410	Standard Chartered Bank	1/31/19	—	(186,616)
NOK	185,278,000	EUR	19,367,938	HSBC Bank USA, N.A.	1/31/19	—	(47,847)
USD	132,198,304	EUR	114,173,702	Standard Chartered Bank	1/31/19	1,800,903	—
USD	81,725,031	EUR	71,201,456	Standard Chartered Bank	1/31/19	406,088	—
EUR	3,744,045	RON	18,075,500	BNP Paribas	2/1/19	—	(107,830)
EUR	18,837,156	RON	91,102,139	BNP Paribas	2/1/19	—	(581,355)
EUR	39,612,963	RON	191,598,000	Citibank, N.A.	2/1/19	—	(1,226,865)
EUR	8,070,104	RON	39,047,200	Deutsche Bank AG	2/1/19	—	(253,367)
EUR	6,108,600	USD	7,028,280	Standard Chartered Bank	2/1/19	—	(51,068)
EUR	8,070,000	USD	9,576,177	Standard Chartered Bank	2/1/19	—	(358,663)
USD	94,462,460	EUR	79,909,366	Standard Chartered Bank	2/1/19	3,190,378	—
USD	24,638,415	EUR	20,842,567	Standard Chartered Bank	2/1/19	832,139	—
USD	9,312,822	NZD	14,154,000	HSBC Bank USA, N.A.	2/1/19	66,928	—
USD	556,638	NZD	846,000	HSBC Bank USA, N.A.	2/1/19	4,000	—
AUD	52,590,000	USD	37,291,569	Australia and New Zealand Banking Group Limited	2/4/19	—	(6,306)
USD	35,046,820	NZD	53,629,000	Australia and New Zealand Banking Group Limited	2/4/19	13,148	—
USD	1,920,651	NZD	2,939,000	Australia and New Zealand Banking Group Limited	2/4/19	721	—
USD	3,339,329	UYU	115,574,161	Citibank, N.A.	2/4/19	—	(123,568)
USD	5,534,547	UYU	190,775,839	Citibank, N.A.	2/4/19	—	(181,583)
UYU	306,350,000	USD	9,737,762	Citibank, N.A.	2/4/19	—	(558,736)
USD	23,841,636	EUR	20,426,700	UBS AG	2/7/19	498,106	—
USD	1,164,643	EUR	997,826	UBS AG	2/7/19	24,332	—
USD	120,360	EUR	103,121	UBS AG	2/7/19	2,515	—
EUR	8,669,249	RON	41,400,000	Standard Chartered Bank	2/8/19	—	(131,999)
KZT	748,821,163	USD	1,975,781	Citibank, N.A.	2/11/19	5,391	—
UGX	4,905,440,000	USD	1,197,910	Citibank, N.A.	2/11/19	82,683	—
USD	5,875,209	KZT	2,165,601,955	Deutsche Bank AG	2/11/19	145,628	—
USD	7,280,676	UYU	247,834,223	JPMorgan Chase Bank, N.A.	2/13/19	—	(131,398)
UYU	247,834,223	USD	7,786,184	Citibank, N.A.	2/13/19	—	(374,109)
EUR	1,565,434	RON	7,554,000	Deutsche Bank AG	2/14/19	—	(41,607)
EUR	2,608,085	RON	12,581,400	Deutsche Bank AG	2/14/19	—	(68,370)
EUR	2,088,164	RON	10,075,600	Standard Chartered Bank	2/14/19	—	(55,298)
UGX	6,873,248,000	USD	1,770,087	Standard Chartered Bank	2/14/19	23,164	—
USD	41,467,589	EUR	35,410,000	Deutsche Bank AG	2/14/19	976,030	—
UGX	6,944,382,000	USD	1,773,789	Standard Chartered Bank	2/15/19	37,669	—
EUR	16,203,255	RON	78,148,300	JPMorgan Chase Bank, N.A.	2/19/19	—	(410,390)
EUR	20,896,580	RON	100,826,000	BNP Paribas	2/20/19	—	(536,698)

40	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	14,621,131	RON	70,576,200	Deutsche Bank AG	2/20/19	$—	$(382,612)
EUR	2,762,000	USD	3,238,086	Goldman Sachs International	2/21/19	—	(77,754)
EUR	6,626,000	USD	7,768,124	Goldman Sachs International	2/21/19	—	(186,531)
USD	121,857,990	EUR	103,941,580	Goldman Sachs International	2/21/19	2,926,102	—
USD	45,904,773	EUR	39,155,534	Goldman Sachs International	2/21/19	1,102,283	—
USD	106,432	EUR	90,784	Goldman Sachs International	2/21/19	2,556	—
EUR	14,630,554	RON	70,629,000	Citibank, N.A.	2/22/19	—	(380,856)
EUR	9,372,848	RON	44,910,000	Deutsche Bank AG	2/22/19	—	(162,187)
EUR	13,057,666	RON	63,062,000	Deutsche Bank AG	2/22/19	—	(346,242)
EUR	5,561,844	RON	26,634,000	Standard Chartered Bank	2/22/19	—	(92,466)
USD	13,366,821	QAR	49,230,000	Standard Chartered Bank	2/26/19	—	(116,206)
EGP	366,360,000	USD	19,332,982	HSBC Bank USA, N.A.	2/27/19	456,676	—
UGX	6,956,800,000	USD	1,773,789	Standard Chartered Bank	2/28/19	36,325	—
USD	160,870,259	EUR	136,665,442	JPMorgan Chase Bank, N.A.	2/28/19	4,397,655	—
EUR	2,050,379	USD	2,414,834	Standard Chartered Bank	3/7/19	—	(65,826)
USD	89,958,870	EUR	75,233,116	Standard Chartered Bank	3/7/19	3,768,368	—
USD	6,576,543	EUR	5,500,000	Standard Chartered Bank	3/7/19	275,491	—
EGP	293,910,000	USD	15,363,826	HSBC Bank USA, N.A.	3/12/19	456,754	—
USD	185,822,987	EUR	158,302,157	Standard Chartered Bank	3/14/19	4,351,612	—
EGP	67,440,000	USD	3,566,367	Deutsche Bank AG	3/18/19	57,939	—
EGP	249,504,000	USD	13,187,315	HSBC Bank USA, N.A.	3/19/19	217,726	—
USD	94,309,960	EUR	81,117,776	JPMorgan Chase Bank, N.A.	3/21/19	1,261,662	—
USD	10,913,055	EUR	9,386,525	JPMorgan Chase Bank, N.A.	3/21/19	145,993	—
EGP	96,973,000	USD	5,185,722	Bank of America, N.A.	3/25/19	15,939	—
EGP	96,922,000	USD	5,185,768	Bank of America, N.A.	3/25/19	13,157	—
OMR	7,823,600	USD	20,262,095	BNP Paribas	4/3/19	13,303	—
OMR	2,146,400	USD	5,563,504	BNP Paribas	4/3/19	—	(961)
USD	25,240,506	OMR	9,970,000	BNP Paribas	4/3/19	—	(597,434)
USD	3,783,852	OMR	1,495,000	BNP Paribas	4/8/19	—	(90,226)
UGX	2,996,764,000	USD	763,118	Standard Chartered Bank	4/11/19	10,311	—
EGP	117,358,400	USD	6,180,011	HSBC Bank USA, N.A.	4/16/19	78,203	—
EGP	148,859,000	USD	7,838,810	Citibank, N.A.	4/17/19	97,078	—
EGP	49,120,000	USD	2,600,318	Citibank, N.A.	4/18/19	17,642	—
EGP	46,791,000	USD	2,478,468	Citibank, N.A.	4/22/19	12,707	—
EGP	33,587,600	USD	1,781,836	Citibank, N.A.	4/23/19	5,909	—
EGP	91,625,000	USD	4,863,323	Standard Chartered Bank	4/23/19	13,538	—
TWD	695,640,000	USD	24,029,016	Goldman Sachs International	4/24/19	—	(1,244,026)
USD	3,785,611	OMR	1,495,506	Standard Chartered Bank	4/24/19	—	(88,762)
USD	24,676,836	TWD	695,640,000	JPMorgan Chase Bank, N.A.	4/24/19	1,891,846	—
UGX	7,454,810,000	USD	1,898,686	Citibank, N.A.	4/25/19	20,136	—
EGP	291,253,000	USD	15,051,835	Deutsche Bank AG	4/30/19	421,663	—
TWD	632,000,000	USD	21,748,107	Citibank, N.A.	4/30/19	—	(1,037,088)
TWD	629,305,000	USD	21,659,095	Deutsche Bank AG	4/30/19	—	(1,036,392)
USD	19,806,702	TWD	573,305,000	Bank of America, N.A.	4/30/19	1,019,153	—
USD	23,765,112	TWD	688,000,000	Standard Chartered Bank	4/30/19	1,218,939	—

41	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	12,639,900	OMR	5,037,000	BNP Paribas	5/2/19	$—	$(407,633)
EGP	95,190,000	USD	4,975,434	Citibank, N.A.	5/13/19	63,557	—
USD	2,707,372	GHS	14,322,000	JPMorgan Chase Bank, N.A.	5/22/19	—	(22,591)
USD	1,310,662	GHS	6,976,000	ICBC Standard Bank plc	5/23/19	—	(18,708)
USD	1,083,178	GHS	5,795,000	JPMorgan Chase Bank, N.A.	5/23/19	—	(21,137)
USD	2,621,395	GHS	14,090,000	ICBC Standard Bank plc	5/24/19	—	(62,941)
USD	3,276,723	GHS	17,596,000	ICBC Standard Bank plc	5/28/19	—	(72,051)
USD	6,486,584	OMR	2,601,250	Standard Chartered Bank	5/28/19	—	(246,850)
EGP	241,789,000	USD	12,463,351	Deutsche Bank AG	5/30/19	275,589	—
USD	533,945	GHS	2,910,000	JPMorgan Chase Bank, N.A.	5/31/19	—	(19,436)
USD	1,068,022	GHS	5,778,000	Standard Chartered Bank	6/3/19	—	(29,894)
EGP	171,400,000	USD	8,816,872	HSBC Bank USA, N.A.	6/4/19	201,016	—
EGP	171,400,000	USD	8,816,872	HSBC Bank USA, N.A.	6/4/19	201,016	—
USD	1,334,973	GHS	7,329,000	Standard Chartered Bank	6/4/19	—	(57,296)
USD	18,311,591	OMR	7,299,000	Standard Chartered Bank	6/5/19	—	(578,108)
USD	1,612,566	GHS	9,111,000	JPMorgan Chase Bank, N.A.	6/6/19	—	(117,322)
USD	1,612,566	GHS	9,111,000	JPMorgan Chase Bank, N.A.	6/6/19	—	(117,322)
USD	1,035,752	GHS	5,852,000	Standard Chartered Bank	6/6/19	—	(75,356)
USD	1,612,522	GHS	9,014,000	JPMorgan Chase Bank, N.A.	6/7/19	—	(98,502)
USD	2,687,478	GHS	15,023,000	JPMorgan Chase Bank, N.A.	6/10/19	—	(161,940)
EGP	31,546,000	USD	1,615,259	Deutsche Bank AG	6/13/19	40,342	—
EGP	85,729,000	USD	4,394,106	Deutsche Bank AG	6/17/19	100,159	—
USD	2,687,694	GHS	14,742,000	JPMorgan Chase Bank, N.A.	6/17/19	—	(103,339)
BHD	7,101,000	USD	18,782,733	BNP Paribas	6/19/19	—	(11,269)
USD	28,773,889	BHD	10,975,800	BNP Paribas	6/19/19	—	(240,593)
USD	1,573,370	GHS	8,685,000	Standard Chartered Bank	6/19/19	—	(70,066)
USD	13,970,222	BHD	5,324,750	Standard Chartered Bank	6/20/19	—	(105,510)
USD	1,573,370	GHS	8,685,000	Standard Chartered Bank	6/20/19	—	(69,639)
USD	27,942,333	BHD	10,660,000	Standard Chartered Bank	6/24/19	—	(235,106)
USD	1,074,933	GHS	5,982,000	JPMorgan Chase Bank, N.A.	6/24/19	—	(55,555)
USD	1,074,978	GHS	5,993,000	JPMorgan Chase Bank, N.A.	6/24/19	—	(57,588)
USD	27,937,173	BHD	10,672,000	BNP Paribas	6/25/19	—	(271,540)
USD	10,567,858	BHD	4,037,450	Standard Chartered Bank	6/25/19	—	(104,113)
UGX	7,547,290,000	USD	1,898,689	Citibank, N.A.	6/26/19	18,211	—
USD	1,966,102	GHS	11,020,000	ICBC Standard Bank plc	6/27/19	—	(114,855)
CNH	131,412,000	USD	19,052,120	Deutsche Bank AG	6/28/19	—	(381,486)
CNH	16,600,000	USD	2,440,549	Standard Chartered Bank	6/28/19	—	(82,069)
CNH	240,816,000	USD	35,409,223	Standard Chartered Bank	6/28/19	—	(1,194,787)
CNH	472,887,000	USD	68,838,635	Standard Chartered Bank	6/28/19	—	(1,652,227)
CNY	237,932,000	USD	34,282,174	Standard Chartered Bank	6/28/19	—	(514,232)
USD	12,589,774	CNH	87,193,000	Citibank, N.A.	6/28/19	201,647	—
USD	30,257,414	CNH	201,000,000	Deutsche Bank AG	6/28/19	1,699,919	—
USD	21,239,741	CNH	147,510,000	Deutsche Bank AG	6/28/19	281,950	—
USD	44,845,546	CNH	298,000,000	Standard Chartered Bank	6/28/19	2,506,574	—
USD	29,746,313	CNH	197,600,000	Standard Chartered Bank	6/28/19	1,671,881	—

42	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	72,409,288	CNH	502,170,000	Standard Chartered Bank	6/28/19	$1,062,438	$—
USD	28,125,988	CNH	195,405,300	Standard Chartered Bank	6/28/19	363,372	—
USD	11,291,443	CNH	78,249,700	Standard Chartered Bank	6/28/19	173,954	—
OMR	8,517,000	USD	22,013,440	BNP Paribas	7/3/19	11,942	—
USD	20,829,054	OMR	8,517,000	BNP Paribas	7/3/19	—	(1,196,329)
USD	2,672,887	GHS	15,182,000	JPMorgan Chase Bank, N.A.	7/9/19	—	(185,108)
USD	2,672,857	GHS	14,968,000	JPMorgan Chase Bank, N.A.	7/12/19	—	(142,670)
EGP	254,370,000	USD	13,058,008	Deutsche Bank AG	7/15/19	174,709	—
USD	10,556,778	OMR	4,318,250	BNP Paribas	7/15/19	—	(606,853)
AED	43,156,000	USD	11,743,768	BNP Paribas	7/17/19	—	(90)
AED	14,776,000	USD	4,020,899	Standard Chartered Bank	7/17/19	—	(31)
USD	11,657,482	AED	43,156,000	BNP Paribas	7/17/19	—	(86,196)
USD	12,442,818	AED	46,077,000	Standard Chartered Bank	7/17/19	—	(95,727)
USD	22,748,897	OMR	9,277,000	BNP Paribas	7/17/19	—	(1,232,918)
CNH	312,000,000	USD	45,456,532	Deutsche Bank AG	7/18/19	—	(1,151,744)
CNH	431,081,000	USD	62,782,139	Goldman Sachs International	7/18/19	—	(1,567,548)
CNH	322,000,000	USD	46,908,005	JPMorgan Chase Bank, N.A.	7/18/19	—	(1,183,192)
CNH	312,000,000	USD	45,442,867	Standard Chartered Bank	7/18/19	—	(1,138,079)
USD	46,072,061	CNH	312,000,000	Deutsche Bank AG	7/18/19	1,767,273	—
USD	45,822,740	CNH	310,000,000	Goldman Sachs International	7/18/19	1,801,957	—
USD	17,908,212	CNH	121,081,000	Goldman Sachs International	7/18/19	714,404	—
USD	47,619,048	CNH	322,000,000	JPMorgan Chase Bank, N.A.	7/18/19	1,894,234	—
USD	46,144,972	CNH	312,000,000	Standard Chartered Bank	7/18/19	1,840,184	—
EGP	149,540,000	USD	7,525,918	Deutsche Bank AG	7/25/19	232,106	—
EGP	149,310,000	USD	7,525,706	Deutsche Bank AG	7/29/19	211,922	—
EGP	149,014,000	USD	7,525,960	Deutsche Bank AG	7/30/19	194,219	—
EGP	76,533,000	USD	3,875,089	JPMorgan Chase Bank, N.A.	8/5/19	83,514	—
EGP	264,760,000	USD	13,549,642	Deutsche Bank AG	8/8/19	133,769	—
EGP	256,706,000	USD	13,057,274	Deutsche Bank AG	8/14/19	188,477	—
USD	9,793,572	OMR	3,961,500	BNP Paribas	8/14/19	—	(439,655)
USD	10,926,918	OMR	4,485,500	BNP Paribas	8/14/19	—	(659,890)
USD	6,923,835	OMR	2,809,000	BNP Paribas	8/21/19	—	(330,963)
USD	7,590,881	OMR	3,080,000	BNP Paribas	8/21/19	—	(363,828)
USD	12,696,790	OMR	5,142,200	BNP Paribas	8/21/19	—	(583,959)
USD	14,467,324	OMR	5,866,500	BNP Paribas	8/21/19	—	(684,073)
EGP	243,916,000	USD	12,250,929	Deutsche Bank AG	8/27/19	291,016	—
USD	51,509,077	CNH	356,927,000	Citibank, N.A.	8/27/19	874,112	—
USD	53,177,204	CNH	368,300,000	Standard Chartered Bank	8/27/19	928,824	—
USD	11,469,552	OMR	4,654,000	BNP Paribas	8/28/19	—	(548,128)
USD	14,479,390	OMR	5,876,750	BNP Paribas	8/28/19	—	(695,707)
EGP	382,655,000	USD	19,204,768	HSBC Bank USA, N.A.	9/4/19	428,915	—
EGP	41,810,000	USD	2,093,640	Deutsche Bank AG	9/5/19	51,019	—
EGP	164,363,000	USD	8,185,408	Deutsche Bank AG	9/9/19	236,646	—

43	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	9,404,560	BHD	3,609,000	Credit Agricole Corporate and Investment Bank	9/18/19	$—	$(125,411)
USD	9,416,632	BHD	3,619,000	Credit Agricole Corporate and Investment Bank	9/18/19	—	(139,745)
USD	5,296,875	BHD	2,034,000	Bank of America, N.A.	9/19/19	—	(74,086)
USD	9,046,875	BHD	3,474,000	Bank of America, N.A.	9/19/19	—	(126,536)
USD	7,064,327	BHD	2,718,000	Credit Agricole Corporate and Investment Bank	9/23/19	—	(112,555)
USD	8,588,511	BHD	3,304,000	Standard Chartered Bank	9/25/19	—	(135,559)
XOF	2,019,228,437	EUR	2,959,444	Société Générale	9/30/19	—	(103,123)
USD	5,154,156	BHD	1,981,000	Standard Chartered Bank	10/3/19	—	(76,236)
XOF	1,192,340,000	EUR	1,747,915	ICBC Standard Bank plc	10/4/19	—	(63,096)
BHD	2,640,000	USD	6,967,538	Standard Chartered Bank	10/7/19	2,564	—
BHD	2,640,000	USD	6,969,377	Standard Chartered Bank	10/7/19	724	—
BHD	3,166,200	USD	8,362,916	Standard Chartered Bank	10/7/19	—	(3,547)
BHD	2,703,800	USD	7,144,405	Standard Chartered Bank	10/7/19	—	(5,859)
USD	8,085,516	BHD	3,105,000	Standard Chartered Bank	10/7/19	—	(112,273)
USD	8,588,526	BHD	3,301,000	Standard Chartered Bank	10/7/19	—	(126,741)
USD	15,044,225	BHD	5,783,000	Standard Chartered Bank	10/7/19	—	(223,993)
USD	17,220,795	OMR	6,837,000	Standard Chartered Bank	10/10/19	—	(414,095)
USD	3,430,799	BHD	1,320,000	Bank of America, N.A.	10/15/19	—	(54,016)
AED	65,417,000	USD	17,794,734	Standard Chartered Bank	10/16/19	451	—
USD	24,211,168	AED	89,315,000	Standard Chartered Bank	10/16/19	—	(84,915)
USD	9,417,764	BHD	3,620,000	Credit Agricole Corporate and Investment Bank	10/16/19	—	(138,999)
USD	20,000,000	OMR	7,945,600	Credit Agricole Corporate and Investment Bank	10/28/19	—	(484,725)
USD	20,000,000	OMR	7,950,600	Credit Agricole Corporate and Investment Bank	10/28/19	—	(497,616)
USD	10,970,924	BHD	4,226,000	Bank of America, N.A.	10/31/19	—	(184,262)
USD	18,237,885	OMR	7,245,000	Bank of America, N.A.	10/31/19	—	(439,148)
USD	15,186,916	BHD	5,850,000	Bank of America, N.A.	11/4/19	—	(254,552)
USD	22,456,740	OMR	8,928,800	Bank of America, N.A.	11/4/19	—	(558,597)
USD	25,000,000	OMR	9,930,000	Bank of America, N.A.	11/4/19	—	(596,082)
USD	4,406,001	AED	16,300,000	BNP Paribas	12/11/19	—	(27,102)
USD	73,736,855	AED	272,760,000	BNP Paribas	12/11/19	—	(445,547)
TRY	87,420,000	USD	19,035,384	Goldman Sachs International	2/3/20	—	(6,853,445)
TRY	120,000,000	USD	26,212,892	Goldman Sachs International	2/3/20	—	(9,490,945)
TRY	162,490,400	USD	35,371,675	Goldman Sachs International	2/3/20	—	(12,728,709)
TRY	34,986,750	USD	7,562,577	JPMorgan Chase Bank, N.A.	2/3/20	—	(2,687,189)
TRY	107,525,000	USD	23,148,547	JPMorgan Chase Bank, N.A.	2/3/20	—	(8,164,986)
USD	40,128,101	AED	148,012,500	BNP Paribas	2/3/20	—	(119,072)
USD	73,458,251	TRY	372,763,895	Goldman Sachs International	2/3/20	21,513,767	—
USD	28,300,231	TRY	142,930,315	JPMorgan Chase Bank, N.A.	2/3/20	8,382,954	—
USD	74,858,208	AED	276,114,500	BNP Paribas	2/5/20	—	(221,594)
TRY	111,835,380	USD	24,269,831	Deutsche Bank AG	2/10/20	—	(8,737,455)

44	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

TRY	87,420,000	USD	19,014,682	Standard Chartered Bank	2/10/20	$—	$(6,873,262)
TRY	111,835,050	USD	24,296,122	Standard Chartered Bank	2/10/20	—	(8,763,792)
USD	22,164,321	TRY	112,472,845	Deutsche Bank AG	2/10/20	6,543,410	—
USD	39,458,793	TRY	200,135,000	Standard Chartered Bank	2/10/20	11,662,832	—
TRY	124,118,250	USD	26,952,932	Goldman Sachs International	2/14/20	—	(9,747,339)
TRY	37,643,600	USD	8,158,561	Standard Chartered Bank	2/14/20	—	(2,940,308)
TRY	142,827,070	USD	31,025,757	Standard Chartered Bank	2/14/20	—	(11,226,699)
USD	19,215,736	OMR	7,620,000	Standard Chartered Bank	2/14/20	—	(370,090)
USD	24,776,575	TRY	124,118,250	Goldman Sachs International	2/14/20	7,570,982	—
USD	35,727,901	TRY	182,070,840	Standard Chartered Bank	2/14/20	10,488,770	—
USD	42,670,390	AED	157,394,000	BNP Paribas	2/18/20	—	(125,498)
USD	20,000,000	OMR	7,920,600	Credit Agricole Corporate and Investment Bank	2/20/20	—	(355,057)
USD	18,594,674	OMR	7,359,400	Standard Chartered Bank	2/20/20	—	(318,162)
USD	15,893,368	BHD	6,111,000	BNP Paribas	2/24/20	—	(200,428)
USD	15,891,443	BHD	6,119,000	BNP Paribas	3/2/20	—	(221,137)
USD	13,020,480	AED	48,000,000	BNP Paribas	3/12/20	—	(29,795)
USD	24,763,586	OMR	9,820,000	Standard Chartered Bank	3/12/20	—	(457,946)
USD	16,855,444	BHD	6,518,000	BNP Paribas	3/19/20	—	(301,877)
USD	21,068,217	BHD	8,128,750	BNP Paribas	3/23/20	—	(327,345)
USD	16,216,935	BHD	6,253,250	BNP Paribas	3/26/20	—	(241,152)
USD	14,186,457	AED	52,270,000	Standard Chartered Bank	5/21/20	—	(21,221)
USD	5,361,470	OMR	2,115,100	Standard Chartered Bank	5/21/20	—	(60,341)
USD	10,529,543	OMR	4,148,640	BNP Paribas	8/17/20	—	(79,041)
USD	23,557,985	OMR	9,293,625	BNP Paribas	8/27/20	—	(200,369)
USD	28,571,429	OMR	11,800,000	BNP Paribas	12/21/20	—	(1,516,708)

						$203,399,623	$(223,695,744)

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures
TOPIX Index	154	Long	12/13/18	$22,322,746	$(245,850)

Interest Rate Futures
10-Year USD Deliverable Interest Rate Swap	362	Short	12/17/18	(35,368,531)	661,781
5-Year USD Deliverable Interest Rate Swap	75	Short	12/17/18	(7,355,274)	53,906
CME 90-Day Eurodollar	5,538	Short	12/16/19	(1,340,126,775)	5,862,513
CME 90-Day Eurodollar	5,537	Long	12/17/18	1,346,183,125	(3,608,407)
IFLL 3-Month EURIBOR	16,709	Long	9/16/19	4,742,009,223	1,972,598
IFLL 3-Month EURIBOR	6,650	Short	6/17/19	(1,888,397,838)	(752,949)
IFLL 3-Month EURIBOR	16,709	Short	9/14/20	(4,725,686,018)	(3,668,246)

					$275,346

CME:  Chicago Mercantile Exchange

45	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

TOPIX Index:  Market capitalization-weighted stock index of all companies listed on the First Section of the Tokyo Stock Exchange.

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	11,378	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	$143,404
EUR	11,623	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57% (pays upon termination)	8/15/32	213,411
EUR	11,653	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59% (pays upon termination)	8/15/32	180,463
EUR	11,446	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64% (pays upon termination)	10/15/32	89,874
EUR	15,315	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.74% (pays upon termination)	2/15/33	(135,123)
EUR	11,378	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	(260,529)
EUR	11,623	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77% (pays upon termination)	8/15/42	(339,993)
EUR	11,653	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78% (pays upon termination)	8/15/42	(330,058)
EUR	11,446	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85% (pays upon termination)	10/15/42	(95,205)
EUR	15,315	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.93% (pays upon termination)	2/15/43	268,385
EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90% (pays upon termination)	8/4/47	(37,884)
EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	8/7/47	(50,008)
EUR	8,521	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.95% (pays upon termination)	12/15/47	63,892
USD	36,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.17% (pays upon termination)	10/26/27	462,700
USD	14,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.23% (pays upon termination)	1/17/28	46,098

46	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	14,682	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.35% (pays upon termination)	2/6/28	$(84,743)
USD	27,996	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.41% (pays upon termination)	2/6/33	379,241
USD	27,996	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	2/6/43	(551,790)
USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16% (pays upon termination)	8/4/47	183,004
USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/7/47	195,186
USD	5,209	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	267,359
USD	5,178	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	249,413
USD	5,163	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	9/1/47	245,596
USD	4,498	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22% (pays upon termination)	10/5/47	143,239
USD	14,130	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.26% (pays upon termination)	12/7/47	264,193
USD	5,824	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	(131,494)

							$1,378,631

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted
HICP	–	Harmonised Indices of Consumer Prices

47	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation
Bank of America, N.A.	$ 87,363	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.97% (pays upon termination)	6/23/27	$2,414,547

							$2,414,547

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CAD	183,530	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	2.49% (pays semi-annually)	2/5/23	$(1,361,126)	$—	$(1,361,126)
CAD	91,680	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	2.51% (pays semi-annually)	2/5/23	(618,909)	—	(618,909)
CAD	111,865	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	2.46% (pays semi-annually)	2/6/23	(941,087)	—	(941,087)
CAD	83,791	Pays	3-month Canadian Bankers Acceptances (pays semi-annually)	2.40% (pays semi-annually)	3/14/23	(963,750)	—	(963,750)
CHF	106,073	Receives	6-month CHF-LIBOR (pays semi-annually)	(0.03)% (pays annually)	10/12/23	(622,379)	—	(622,379)
CHF	412,358	Receives	6-month CHF-LIBOR (pays semi-annually)	(0.05)% (pays annually)	10/12/23	(2,753,231)	(1,174)	(2,754,405)
CZK	3,737,550	Pays	6-month CZK PRIBOR (pays semi-annually)	2.03% (pays annually)	7/27/22	(2,508,213)	—	(2,508,213)
CZK	3,327,950	Pays	6-month CZK PRIBOR (pays semi-annually)	2.06% (pays annually)	7/30/22	(2,075,638)	—	(2,075,638)
CZK	3,328,611	Pays	6-month CZK PRIBOR (pays annually)	2.07% (pays semi-annually)	7/31/22	(2,014,718)	—	(2,014,718)
CZK	898,720	Pays	6-month CZK PRIBOR (pays semi-annually)	2.11% (pays annually)	8/3/22	(492,155)	—	(492,155)
CZK	1,101,000	Pays	6-month CZK PRIBOR (pays semi-annually)	2.08% (pays annually)	8/6/22	(658,613)	—	(658,613)
CZK	833,005	Pays	6-month CZK PRIBOR (pays semi-annually)	2.06% (pays annually)	8/16/22	(571,698)	—	(571,698)
CZK	1,539,720	Pays	6-month CZK PRIBOR (pays semi-annually)	2.11% (pays annually)	8/17/22	(942,468)	—	(942,468)
CZK	1,539,720	Pays	6-month CZK PRIBOR (pays semi-annually)	2.11% (pays annually)	8/17/22	(942,468)	—	(942,468)
CZK	1,612,270	Pays	6-month CZK PRIBOR (pays semi-annually)	2.10% (pays annually)	8/18/22	(1,005,736)	—	(1,005,736)

48	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CZK	537,422	Pays	6-month CZK PRIBOR (pays semi-annually)	2.13% (pays annually)	8/21/22	$(311,121)	$—	$(311,121)
CZK	1,639,139	Pays	6-month CZK PRIBOR (pays semi-annually)	2.12% (pays annually)	8/21/22	(983,316)	—	(983,316)
CZK	391,681	Pays	6-month CZK PRIBOR (pays semi-annually)	2.17% (pays annually)	8/23/22	(201,242)	—	(201,242)
CZK	2,051,444	Pays	6-month CZK PRIBOR (pays semi-annually)	2.20% (pays annually)	8/23/22	(942,107)	—	(942,107)
CZK	1,179,870	Pays	6-month CZK PRIBOR (pays semi-annually)	2.15% (pays semi-annually)	8/6/23	(850,632)	—	(850,632)
CZK	2,353,070	Pays	6-month CZK PRIBOR (pays semi-annually)	2.20% (pays annually)	8/7/23	(1,523,623)	—	(1,523,623)
CZK	119,076	Pays	6-month CZK PRIBOR (pays semi-annually)	2.18% (pays annually)	8/8/23	(83,101)	—	(83,101)
CZK	957,770	Pays	6-month CZK PRIBOR (pays semi-annually)	2.18% (pays annually)	8/8/23	(662,556)	—	(662,556)
CZK	595,370	Pays	6-month CZK PRIBOR (pays semi-annually)	2.17% (pays annually)	8/10/23	(429,547)	—	(429,547)
CZK	485,944	Pays	6-month CZK PRIBOR (pays semi-annually)	2.16% (pays annually)	8/13/23	(359,973)	—	(359,973)
CZK	560,170	Pays	6-month CZK PRIBOR (pays semi-annually)	2.17% (pays annually)	8/13/23	(407,417)	—	(407,417)
CZK	1,587,190	Receives	6-month CZK PRIBOR (pays semi-annually)	2.12% (pays annually)	7/27/28	2,424,526	—	2,424,526
CZK	1,300,470	Receives	6-month CZK PRIBOR (pays semi-annually)	2.15% (pays annually)	7/30/28	1,844,986	—	1,844,986
CZK	1,299,080	Receives	6-month CZK PRIBOR (pays semi-annually)	2.16% (pays annually)	7/31/28	1,818,580	—	1,818,580
CZK	350,760	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/3/28	390,355	—	390,355
CZK	432,170	Receives	6-month CZK PRIBOR (pays semi-annually)	2.21% (pays annually)	8/6/28	522,118	—	522,118
CZK	618,850	Receives	6-month CZK PRIBOR (pays semi-annually)	2.20% (pays annually)	8/6/28	771,947	—	771,947
CZK	1,227,491	Receives	6-month CZK PRIBOR (pays semi-annually)	2.25% (pays annually)	8/7/28	1,341,383	—	1,341,383
CZK	504,820	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/8/28	597,143	—	597,143
CZK	62,780	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/9/28	74,208	—	74,208
CZK	313,870	Receives	6-month CZK PRIBOR (pays semi-annually)	2.22% (pays annually)	8/10/28	378,457	—	378,457
CZK	292,420	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/13/28	347,858	—	347,858
CZK	333,190	Receives	6-month CZK PRIBOR (pays semi-annually)	2.19% (pays annually)	8/16/28	448,949	—	448,949
CZK	698,620	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/17/28	820,012	—	820,012

49	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CZK	698,620	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/17/28	$820,012	$—	$820,012
CZK	661,010	Receives	6-month CZK PRIBOR (pays semi-annually)	2.23% (pays annually)	8/20/28	777,685	—	777,685
CZK	666,385	Receives	6-month CZK PRIBOR (pays semi-annually)	2.24% (pays annually)	8/21/28	758,660	—	758,660
CZK	937,775	Receives	6-month CZK PRIBOR (pays semi-annually)	2.32% (pays annually)	8/23/28	777,811	—	777,811
EUR	324,825	Receives	3-month EURIBOR (pays quarterly)	(0.09)% (pays annually)	3/25/20	(555,074)	—	(555,074)
EUR	324,825	Receives	3-month EURIBOR (pays quarterly)	(0.09)% (pays annually)	3/25/20	(560,608)	—	(560,608)
EUR	105,106	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	3/26/20	(156,846)	—	(156,846)
EUR	105,106	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	3/27/20	(151,990)	—	(151,990)
EUR	105,105	Receives	3-month EURIBOR (pays quarterly)	(0.10)% (pays annually)	3/27/20	(159,749)	—	(159,749)
EUR	207,042	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	3/29/20	(288,497)	—	(288,497)
EUR	313,205	Receives	3-month EURIBOR (pays quarterly)	(0.12)% (pays annually)	4/3/20	(403,175)	—	(403,175)
EUR	107,218	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	4/5/20	(148,195)	—	(148,195)
EUR	107,218	Receives	3-month EURIBOR (pays quarterly)	(0.11)% (pays annually)	4/6/20	(146,218)	—	(146,218)
EUR	799,770	Receives	3-month EURIBOR (pays quarterly)	(0.09)% (pays annually)	4/15/20	(1,234,623)	—	(1,234,623)
EUR	126,143	Receives	6-month EURIBOR (pays semi-annually)	0.25% (pays annually)	9/20/22	(469,906)	(243,828)	(713,734)
EUR	47,035	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(2,085,798)	1,405,002	(680,796)
EUR	1,160	Receives	6-month EURIBOR (pays semi-annually)	0.45% (pays annually)	5/16/23	(14,493)	(78)	(14,571)
EUR	17,347	Receives	6-month EURIBOR (pays semi-annually)	0.43% (pays annually)	5/22/23	(193,209)	87,145	(106,064)
EUR	1,534	Receives	6-month EURIBOR (pays semi-annually)	0.95% (pays annually)	4/12/28	(16,827)	—	(16,827)
EUR	2,886	Receives	6-month EURIBOR (pays semi-annually)	1.47% (pays annually)	4/5/48	(2,620)	—	(2,620)
EUR	8,084	Receives	6-month EURIBOR (pays semi-annually)	1.36% (pays annually)	4/5/48	249,283	(287,471)	(38,188)
EUR	8,204	Receives	6-month EURIBOR (pays semi-annually)	1.60% (pays annually)	5/18/48	(292,703)	31,789	(260,914)
EUR	915	Receives	6-month EURIBOR (pays semi-annually)	1.59% (pays annually)	5/24/48	(30,126)	—	(30,126)
EUR	9,550	Receives	6-month EURIBOR (pays semi-annually)	1.54% (pays annually)	5/29/48	(171,403)	—	(171,403)

50	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	2,012	Receives	6-month EURIBOR (pays semi-annually)	1.46% (pays annually)	5/31/48	$9,822	$(1,774)	$8,048
EUR	2,182	Receives	6-month EURIBOR (pays semi annually)	1.50% (pays annually)	6/4/48	(13,553)	—	(13,553)
HUF	2,149,708	Receives	6-month HUF BUBOR (pays semi-annually)	1.27% (pays annually)	12/13/21	27,176	—	27,176
HUF	5,785,420	Receives	6-month HUF BUBOR (pays semi-annually)	1.46% (pays annually)	1/12/22	(4,586)	—	(4,586)
HUF	5,322,580	Receives	6-month HUF BUBOR (pays semi-annually)	1.44% (pays annually)	1/13/22	6,762	—	6,762
HUF	8,642,108	Receives	6-month HUF BUBOR (pays semi-annually)	1.25% (pays annually)	2/6/23	850,572	—	850,572
HUF	8,391,182	Receives	6-month HUF BUBOR (pays semi-annually)	1.27% (pays annually)	2/7/23	810,522	—	810,522
HUF	10,841,200	Receives	6-month HUF BUBOR (pays semi-annually)	1.32% (pays annually)	2/9/23	961,245	—	961,245
HUF	8,393,800	Receives	6-month HUF BUBOR (pays semi-annually)	1.19% (pays annually)	3/12/23	1,006,403	—	1,006,403
HUF	4,196,900	Receives	6-month HUF BUBOR (pays semi-annually)	1.15% (pays annually)	3/13/23	536,359	—	536,359
HUF	12,208,222	Receives	6-month HUF BUBOR (pays semi-annually)	1.82% (pays annually)	6/15/23	547,736	—	547,736
HUF	2,492,778	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	6/18/23	88,259	—	88,259
HUF	3,089,400	Receives	6-month HUF BUBOR (pays semi-annually)	1.92% (pays annually)	7/28/26	700,388	—	700,388
HUF	2,174,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	8/1/26	484,215	—	484,215
HUF	854,457	Receives	6-month HUF BUBOR (pays semi-annually)	1.93% (pays annually)	9/21/26	207,780	—	207,780
HUF	833,096	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	9/21/26	201,535	—	201,535
HUF	2,107,661	Receives	6-month HUF BUBOR (pays semi-annually)	1.89% (pays annually)	9/21/26	534,849	—	534,849
HUF	848,760	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	10/13/26	167,522	—	167,522
HUF	2,158,928	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	10/19/26	457,008	—	457,008
HUF	2,236,399	Receives	6-month HUF BUBOR (pays semi-annually)	2.04% (pays annually)	10/20/26	502,577	—	502,577
HUF	2,407,181	Receives	6-month HUF BUBOR (pays semi-annually)	2.06% (pays annually)	10/28/26	533,964	—	533,964
HUF	972,374	Receives	6-month HUF BUBOR (pays semi-annually)	2.08% (pays annually)	10/28/26	212,230	—	212,230
HUF	1,456,978	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	11/2/26	203,642	—	203,642
HUF	975,542	Receives	6-month HUF BUBOR (pays semi-annually)	2.18% (pays annually)	11/3/26	110,376	—	110,376

51	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

HUF	5,260,958	Receives	6-month HUF BUBOR (pays semi-annually)	2.13% (pays annually)	11/4/26	$667,593	$—	$667,593
HUF	956,538	Receives	6-month HUF BUBOR (pays semi-annually)	2.15% (pays annually)	11/7/26	117,659	—	117,659
HUF	950,203	Receives	6-month HUF BUBOR (pays semi-annually)	2.12% (pays annually)	11/8/26	125,469	—	125,469
HUF	2,616,226	Receives	6-month HUF BUBOR (pays semi-annually)	2.14% (pays annually)	11/10/26	329,892	—	329,892
HUF	4,379,300	Receives	6-month HUF BUBOR (pays semi-annually)	2.66% (pays annually)	2/8/27	64,612	—	64,612
HUF	5,400,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.98% (pays annually)	1/31/28	1,478,680	—	1,478,680
HUF	5,350,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.99% (pays annually)	1/31/28	1,448,303	—	1,448,303
HUF	5,312,515	Receives	6-month HUF BUBOR (pays semi-annually)	1.98% (pays annually)	2/1/28	1,455,760	—	1,455,760
HUF	2,687,485	Receives	6-month HUF BUBOR (pays semi-annually)	1.94% (pays annually)	2/1/28	769,960	—	769,960
HUF	4,490,614	Receives	6-month HUF BUBOR (pays semi-annually)	2.12% (pays annually)	2/6/28	1,056,590	—	1,056,590
HUF	2,220,389	Receives	6-month HUF BUBOR (pays semi-annually)	2.18% (pays annually)	2/7/28	474,721	—	474,721
HUF	1,498,763	Receives	6-month HUF BUBOR (pays semi-annually)	2.09% (pays annually)	2/7/28	362,467	—	362,467
HUF	2,264,798	Receives	6-month HUF BUBOR (pays semi-annually)	2.20% (pays annually)	2/8/28	474,467	—	474,467
HUF	4,340,586	Receives	6-month HUF BUBOR (pays semi-annually)	2.23% (pays annually)	2/9/28	863,521	—	863,521
HUF	1,736,824	Receives	6-month HUF BUBOR (pays semi-annually)	2.82% (pays annually)	6/15/28	119,544	—	119,544
HUF	4,080,966	Receives	6-month HUF BUBOR (pays semi-annually)	2.97% (pays annually)	6/18/28	93,722	—	93,722
JPY	1,413,260	Receives	6-month JPY-LIBOR (pays semi-annually)	0.78% (pays semi-annually)	12/19/46	452,516	—	452,516
JPY	1,206,794	Receives	6-month JPY-LIBOR (pays semi-annually)	0.81% (pays semi-annually)	12/19/46	303,191	—	303,191
JPY	1,346,165	Receives	6-month JPY-LIBOR (pays semi-annually)	0.61% (pays semi-annually)	12/19/46	968,002	—	968,002
JPY	1,114,835	Receives	6-month JPY-LIBOR (pays semi-annually)	0.62% (pays semi-annually)	12/19/46	779,773	—	779,773
JPY	469,100	Receives	6-month JPY-LIBOR (pays semi-annually)	0.85% (pays semi-annually)	6/19/47	83,151	—	83,151
JPY	469,100	Receives	6-month JPY-LIBOR (pays semi-annually)	0.86% (pays semi-annually)	6/19/47	79,870	—	79,870
JPY	1,525,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.89% (pays semi-annually)	9/18/47	188,684	—	188,684
JPY	2,052,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.92% (pays semi-annually)	9/18/47	84,095	—	84,095

52	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

JPY	5,251,695	Receives	6-month JPY-LIBOR (pays semi-annually)	0.96% (pays semi-annually)	12/18/47	$(273,276)	$—	$(273,276)
JPY	2,998,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.95% (pays semi-annually)	12/18/47	(70,979)	—	(70,979)
JPY	1,347,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.95% (pays semi-annually)	12/18/47	(54,162)	—	(54,162)
JPY	1,677,000	Receives	6-month JPY-LIBOR (pays semi-annually)	0.86% (pays semi-annually)	6/17/48	327,861	—	327,861
NZD	79,000	Receives	3-month NZD Bank Bill (pays quarterly)	2.75% (pays semi-annually)	2/9/23	(1,146,316)	—	(1,146,316)
NZD	63,100	Receives	3-month NZD Bank Bill (pays quarterly)	2.73% (pays semi-annually)	2/20/23	(877,204)	—	(877,204)
NZD	63,650	Receives	3-month NZD Bank Bill (pays quarterly)	2.74% (pays semi-annually)	2/22/23	(890,426)	—	(890,426)
NZD	20,093	Pays	3-month NZD Bank Bill (pays quarterly)	4.96% (pays semi-annually)	4/29/24	1,733,255	—	1,733,255
NZD	11,875	Pays	3-month NZD Bank Bill (pays quarterly)	3.77% (pays semi-annually)	3/5/25	601,510	—	601,510
NZD	11,470	Pays	3-month NZD Bank Bill (pays quarterly)	4.05% (pays semi-annually)	6/16/25	794,584	—	794,584
NZD	25,600	Receives	3-month NZD Bank Bill (pays quarterly)	3.40% (pays semi-annually)	4/28/27	(864,901)	—	(864,901)
NZD	19,400	Receives	3-month NZD Bank Bill (pays quarterly)	3.40% (pays semi-annually)	5/8/27	(803,935)	—	(803,935)
NZD	19,535	Receives	3-month NZD Bank Bill (pays quarterly)	3.41% (pays semi-annually)	5/8/27	(819,917)	—	(819,917)
NZD	45,772	Receives	3-month NZD Bank Bill (pays quarterly)	3.49% (pays semi-annually)	5/11/27	(2,123,625)	—	(2,123,625)
NZD	16,873	Receives	3-month NZD Bank Bill (pays quarterly)	3.31% (pays semi-annually)	5/18/27	(617,858)	—	(617,858)
NZD	82,060	Receives	3-month NZD Bank Bill (pays quarterly)	3.17% (pays semi-annually)	6/26/27	(2,290,362)	—	(2,290,362)
NZD	94,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(2,286,690)	—	(2,286,690)
NZD	94,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.13% (pays semi-annually)	1/9/28	(2,299,713)	—	(2,299,713)
NZD	140,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.15% (pays semi-annually)	1/11/28	(3,573,144)	—	(3,573,144)
NZD	86,000	Receives	3-month NZD Bank Bill (pays quarterly)	3.20% (pays semi-annually)	1/12/28	(2,435,849)	—	(2,435,849)
NZD	53,400	Receives	3-month NZD Bank Bill (pays quarterly)	3.24% (pays semi-annually)	6/11/28	(1,625,888)	—	(1,625,888)
PLN	31,365	Pays	6-month PLN WIBOR (pays semi-annually)	2.41% (pays annually)	12/13/21	173,914	—	173,914
PLN	84,093	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	1/12/22	484,013	—	484,013
PLN	86,972	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	1/13/22	482,241	—	482,241

53	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	119,081	Pays	6-month PLN WIBOR (pays semi-annually)	2.73% (pays annually)	2/6/23	$922,811	$—	$922,811
PLN	117,941	Pays	6-month PLN WIBOR (pays semi-annually)	2.69% (pays annually)	2/7/23	845,056	—	845,056
PLN	144,938	Pays	6-month PLN WIBOR (pays semi-annually)	2.63% (pays annually)	2/9/23	923,259	—	923,259
PLN	128,740	Pays	6-month PLN WIBOR (pays semi-annually)	2.45% (pays annually)	3/12/23	495,039	—	495,039
PLN	139,304	Pays	6-month PLN WIBOR (pays semi-annually)	2.51% (pays annually)	6/15/23	173,187	—	173,187
PLN	56,456	Pays	6-month PLN WIBOR (pays semi-annually)	2.53% (pays annually)	6/18/23	81,331	—	81,331
PLN	43,620	Pays	6-month PLN WIBOR (pays semi-annually)	2.23% (pays annually)	7/28/26	(408,218)	—	(408,218)
PLN	31,466	Pays	6-month PLN WIBOR (pays semi-annually)	2.22% (pays annually)	8/1/26	(299,274)	—	(299,274)
PLN	11,391	Pays	6-month PLN WIBOR (pays semi-annually)	2.28% (pays annually)	9/21/26	(101,749)	—	(101,749)
PLN	42,148	Pays	6-month PLN WIBOR (pays semi-annually)	2.30% (pays annually)	9/21/26	(360,700)	—	(360,700)
PLN	12,047	Pays	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/13/26	(63,174)	—	(63,174)
PLN	12,246	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/19/26	(69,453)	—	(69,453)
PLN	18,369	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/19/26	(107,610)	—	(107,610)
PLN	18,368	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/20/26	(113,794)	—	(113,794)
PLN	13,442	Pays	6-month PLN WIBOR (pays semi-annually)	2.43% (pays annually)	10/20/26	(86,537)	—	(86,537)
PLN	34,786	Pays	6-month PLN WIBOR (pays semi-annually)	2.46% (pays annually)	10/28/26	(207,891)	—	(207,891)
PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.47% (pays annually)	10/28/26	(80,560)	—	(80,560)
PLN	20,872	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	10/31/26	(109,365)	—	(109,365)
PLN	13,915	Pays	6-month PLN WIBOR (pays semi-annually)	2.56% (pays annually)	11/2/26	8,515	—	8,515
PLN	76,529	Pays	6-month PLN WIBOR (pays semi-annually)	2.51% (pays annually)	11/4/26	(35,208)	—	(35,208)
PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.54% (pays annually)	11/7/26	1,783	—	1,783
PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.50% (pays annually)	11/8/26	(10,321)	—	(10,321)
PLN	38,455	Pays	6-month PLN WIBOR (pays semi-annually)	2.52% (pays annually)	11/10/26	(16,512)	—	(16,512)
PLN	54,047	Pays	6-month PLN WIBOR (pays semi-annually)	3.00% (pays annually)	2/8/27	474,859	—	474,859

54	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	77,000	Pays	6-month PLN WIBOR (pays semi-annually)	3.15% (pays annually)	1/31/28	$856,538	$—	$856,538
PLN	77,500	Pays	6-month PLN WIBOR (pays semi-annually)	3.15% (pays annually)	1/31/28	871,108	—	871,108
PLN	76,061	Pays	6-month PLN WIBOR (pays semi-annually)	3.11% (pays annually)	2/1/28	774,165	—	774,165
PLN	49,439	Pays	6-month PLN WIBOR (pays semi-annually)	3.13% (pays annually)	2/1/28	526,185	—	526,185
PLN	64,357	Pays	6-month PLN WIBOR (pays semi-annually)	3.17% (pays annually)	2/6/28	747,706	—	747,706
PLN	31,826	Pays	6-month PLN WIBOR (pays semi-annually)	3.12% (pays annually)	2/7/28	332,247	—	332,247
PLN	21,126	Pays	6-month PLN WIBOR (pays semi-annually)	3.14% (pays annually)	2/7/28	230,248	(82,312)	147,936
PLN	31,825	Pays	6-month PLN WIBOR (pays semi-annually)	3.10% (pays annually)	2/8/28	316,966	—	316,966
PLN	61,296	Pays	6-month PLN WIBOR (pays semi-annually)	3.08% (pays annually)	2/9/28	580,641	—	580,641
PLN	15,072	Pays	6-month PLN WIBOR (pays semi-annually)	3.03% (pays annually)	6/15/28	63,098	—	63,098
PLN	3,588	Pays	6-month PLN WIBOR (pays semi-annually)	3.03% (pays annually)	6/18/28	14,874	—	14,874
SGD	66,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.42% (pays semi-annually)	10/19/23	170,127	—	170,127
SGD	66,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.42% (pays semi-annually)	10/19/23	164,512	—	164,512
SGD	69,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/22/23	219,769	—	219,769
SGD	133,500	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.45% (pays semi-annually)	10/22/23	443,374	—	443,374
SGD	35,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	102,145	—	102,145
SGD	35,480	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	103,545	—	103,545
SGD	52,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	151,758	—	151,758
USD	3,000	Receives	3-month USD-LIBOR (pays quarterly)	2.30% (pays semi-annually)	1/30/20	7,402	—	7,402
USD	6,478	Pays	3-month USD-LIBOR (pays quarterly)	1.75% (pays annually)	7/31/20	(114,585)	—	(114,585)
USD	16,334	Pays	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	8/12/20	(395,866)	—	(395,866)

55	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	17,380	Pays	3-month USD-LIBOR (pays quarterly)	1.62% (pays semi-annually)	8/14/20	$(460,836)	$—	$(460,836)
USD	19,667	Pays	3-month USD-LIBOR (pays quarterly)	1.69% (pays semi-annually)	8/17/20	(495,814)	—	(495,814)
USD	9,452	Pays	3-month USD-LIBOR (pays quarterly)	1.56% (pays semi-annually)	8/22/20	(262,638)	—	(262,638)
USD	33,453	Pays	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	9/17/20	(943,519)	—	(943,519)
USD	1,310	Pays	3-month USD-LIBOR (pays quarterly)	1.55% (pays semi-annually)	9/23/20	(37,545)	—	(37,545)
USD	9,330	Pays	3-month USD-LIBOR (pays quarterly)	1.42% (pays semi-annually)	10/28/20	(296,600)	—	(296,600)
USD	9,330	Pays	3-month USD-LIBOR (pays quarterly)	1.43% (pays semi-annually)	10/28/20	(296,152)	—	(296,152)
USD	9,622	Pays	3-month USD-LIBOR (pays quarterly)	1.54% (pays semi-annually)	11/5/20	(271,000)	—	(271,000)
USD	9,312	Pays	3-month USD-LIBOR (pays quarterly)	1.56% (pays semi-annually)	11/9/20	(259,593)	—	(259,593)
USD	12,726	Pays	3-month USD-LIBOR (pays quarterly)	1.67% (pays semi-annually)	11/12/20	(320,135)	—	(320,135)
USD	6,834	Pays	3-month USD-LIBOR (pays quarterly)	1.11% (pays semi-annually)	2/23/21	(316,019)	—	(316,019)
USD	6,626	Pays	3-month USD-LIBOR (pays quarterly)	1.17% (pays semi-annually)	2/25/21	(297,594)	—	(297,594)
USD	10,838	Pays	3-month USD-LIBOR (pays quarterly)	2.10% (pays semi-annually)	7/27/22	(328,772)	2,941	(325,831)
USD	10,104	Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	9/15/22	473,451	—	473,451
USD	4,250	Receives	3-month USD-LIBOR (pays quarterly)	2.71% (pays semi-annually)	3/5/23	68,065	—	68,065
USD	860	Receives	3-month USD-LIBOR (pays quarterly)	2.73% (pays semi-annually)	4/5/23	13,611	(102)	13,509
USD	5,340	Receives	3-month USD-LIBOR (pays quarterly)	2.78% (pays semi-annually)	4/10/23	73,833	70	73,903
USD	3,071	Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	4/12/23	46,445	216	46,661
USD	379	Receives	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	4/12/23	5,728	27	5,755
USD	6,470	Receives	3-month USD-LIBOR (pays quarterly)	2.99% (pays semi-annually)	6/22/23	(16,709)	16,229	(480)
USD	6,795	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	9/27/23	297	190	487
USD	5,435	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	9/28/23	5,401	—	5,401
USD	3,186	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/2/23	5,057	—	5,057
USD	9,000	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/2/23	20,958	(1,077)	19,881

56	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	2,163	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/3/23	$3,421	$—	$3,421
USD	2,816	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/4/23	7,028	—	7,028
USD	2,583	Receives	3-month USD-LIBOR (pays quarterly)	3.18% (pays semi-annually)	10/12/23	(7,740)	—	(7,740)
USD	1,022	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	10/13/23	(723)	—	(723)
USD	2,527	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/16/23	123	—	123
USD	2,527	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/18/23	(3,009)	—	(3,009)
USD	4,040	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/19/23	(5,028)	—	(5,028)
USD	7,283	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/23/23	(21,941)	42,462	20,521
USD	2,320	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/23/23	(7,203)	—	(7,203)
USD	4,225	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/25/23	(4,009)	—	(4,009)
USD	11,300	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	10/31/23	20,215	—	20,215
USD	4,855	Pays	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	4/12/26	(505,846)	—	(505,846)
USD	6,620	Pays	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	4/12/26	(689,962)	—	(689,962)
USD	9,340	Pays	3-month USD-LIBOR (pays quarterly)	1.68% (pays semi-annually)	5/6/26	(903,051)	—	(903,051)
USD	9,340	Pays	3-month USD-LIBOR (pays quarterly)	1.68% (pays semi-annually)	5/6/26	(900,387)	—	(900,387)
USD	3,030	Pays	3-month USD-LIBOR (pays quarterly)	1.66% (pays semi-annually)	5/9/26	(296,352)	—	(296,352)
USD	2,769	Pays	3-month USD-LIBOR (pays quarterly)	1.72% (pays semi-annually)	5/20/26	(258,739)	—	(258,739)
USD	5,537	Pays	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	5/20/26	(545,208)	—	(545,208)
USD	47,602	Receives	3-month USD-LIBOR (pays quarterly)	2.18% (pays semi-annually)	9/19/27	3,727,100	(774,971)	2,952,129
USD	14,740	Receives	3-month USD-LIBOR (pays quarterly)	2.32% (pays semi-annually)	11/17/27	927,114	—	927,114
USD	3,500	Receives	3-month USD-LIBOR (pays quarterly)	2.35% (pays semi-annually)	11/21/27	212,386	—	212,386
USD	14,203	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	1/30/28	495,883	—	495,883
USD	1,010	Receives	3-month USD-LIBOR (pays quarterly)	2.72% (pays semi-annually)	1/31/28	31,373	—	31,373
USD	17,888	Receives	3-month USD-LIBOR (pays quarterly)	2.74% (pays semi-annually)	2/1/28	647,984	—	647,984

57	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	603	Receives	3-month USD-LIBOR (pays quarterly)	2.84% (pays semi-annually)	2/9/28	$16,564	$—	$16,564
USD	14,655	Receives	3-month USD-LIBOR (pays quarterly)	2.89% (pays semi-annually)	3/15/28	353,739	—	353,739
USD	1,400	Receives	3-month USD-LIBOR (pays quarterly)	2.82% (pays semi-annually)	4/12/28	43,012	(846)	42,166
USD	1,700	Receives	3-month USD-LIBOR (pays quarterly)	2.80% (pays semi-annually)	4/13/28	55,125	(7)	55,118
USD	1,566	Receives	3-month USD-LIBOR (pays quarterly)	2.89% (pays semi-annually)	4/18/28	39,428	(476)	38,952
USD	11,360	Receives	3-month USD-LIBOR (pays quarterly)	3.02% (pays semi-annually)	5/10/28	69,635	(46,261)	23,374
USD	5,532	Receives	3-month USD-LIBOR (pays quarterly)	2.89% (pays semi-annually)	6/5/28	97,375	—	97,375
USD	4,912	Receives	3-month USD-LIBOR (pays quarterly)	2.94% (pays semi-annually)	6/5/28	66,924	—	66,924
USD	4,618	Receives	3-month USD-LIBOR (pays quarterly)	2.96% (pays semi-annually)	6/7/28	53,153	—	53,153
USD	1,800	Receives	3-month USD-LIBOR (pays quarterly)	2.94% (pays semi-annually)	6/27/28	25,033	—	25,033
USD	9,647	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	9/28/28	55,923	—	55,923
USD	10,201	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/28	75,559	—	75,559
USD	10,383	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/2/28	81,377	5,405	86,782
USD	3,335	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	10/3/28	19,223	—	19,223
USD	13,376	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/4/28	105,100	—	105,100
USD	4,241	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/5/28	5,673	—	5,673
USD	3,934	Receives	3-month USD-LIBOR (pays quarterly)	3.24% (pays semi-annually)	10/9/28	(11,503)	—	(11,503)
USD	1,676	Receives	3-month USD-LIBOR (pays quarterly)	3.27% (pays semi-annually)	10/10/28	(9,260)	—	(9,260)
USD	1,841	Receives	3-month USD-LIBOR (pays quarterly)	3.27% (pays semi-annually)	10/12/28	(9,994)	—	(9,994)
USD	17,617	Receives	3-month USD-LIBOR (pays quarterly)	3.22% (pays semi-annually)	11/2/28	—	—	—
USD	3,020	Receives	3-month USD-LIBOR (pays quarterly)	2.99% (pays semi-annually)	7/3/38	77,741	—	77,741
USD	5,538	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	7/5/38	136,700	—	136,700
USD	7,200	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	7/5/38	177,947	—	177,947
USD	5,539	Receives	3-month USD-LIBOR (pays quarterly)	2.98% (pays semi-annually)	7/5/38	146,979	—	146,979

58	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	7,754	Receives	3-month USD-LIBOR (pays quarterly)	2.98% (pays semi-annually)	7/6/38	$204,763	$—	$204,763
USD	11,923	Receives	3-month USD-LIBOR (pays quarterly)	2.97% (pays semi-annually)	7/7/38	325,103	—	325,103
USD	8,868	Receives	3-month USD-LIBOR (pays quarterly)	2.92% (pays semi-annually)	4/16/48	601,431	—	601,431
USD	8,570	Receives	3-month USD-LIBOR (pays quarterly)	2.91% (pays semi-annually)	4/17/48	601,745	—	601,745
USD	2,500	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/17/48	51,960	346	52,306
USD	6,332	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/18/48	136,596	1,481	138,077
USD	6,990	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/23/48	148,665	—	148,665
USD	2,538	Receives	3-month USD-LIBOR (pays quarterly)	3.02% (pays semi-annually)	5/29/48	103,019	—	103,019
USD	4,544	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	9/25/48	117,749	(6,792)	110,957
USD	10,618	Receives	3-month USD-LIBOR (pays quarterly)	3.14% (pays semi-annually)	9/28/48	264,194	—	264,194
USD	10,907	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/1/48	314,311	—	314,311
USD	30,514	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/1/48	896,778	—	896,778
USD	11,173	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/48	336,615	—	336,615
USD	2,865	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/3/48	66,562	—	66,562
USD	2,605	Receives	3-month USD-LIBOR (pays quarterly)	3.13% (pays semi-annually)	10/4/48	72,523	—	72,523
USD	13,351	Receives	3-month USD-LIBOR (pays quarterly)	3.21% (pays semi-annually)	10/5/48	164,388	—	164,388
USD	4,121	Receives	3-month USD-LIBOR (pays quarterly)	3.29% (pays semi-annually)	10/9/48	(9,832)	—	(9,832)
USD	10,162	Receives	3-month USD-LIBOR (pays quarterly)	3.26% (pays semi-annually)	10/9/48	29,006	—	29,006
USD	4,859	Receives	3-month USD-LIBOR (pays quarterly)	3.30% (pays semi-annually)	10/13/48	(20,340)	—	(20,340)
USD	15,835	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	5/29/28	119,996	—	119,996

						$(1,365,268)	$146,134	$(1,219,134)

59	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	SAR	45,600	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.37% (pays annually)	4/11/26	$237,881
Bank of America, N.A.	SAR	33,371	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.43% (pays annually)	5/10/26	212,106
Bank of America, N.A.	SAR	33,434	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.57% (pays annually)	5/23/26	198,511
Citibank, N.A.	MYR	235,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	(153,410)
Citibank, N.A.	MYR	52,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	(25,395)
Goldman Sachs International	SAR	61,080	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.16% (pays annually)	8/3/20	351,154
Goldman Sachs International	SAR	60,729	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.35% (pays annually)	8/12/20	293,501
Goldman Sachs International	SAR	71,420	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.40% (pays annually)	8/17/20	328,978
Goldman Sachs International	SAR	53,447	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.41% (pays annually)	8/22/20	(32,469)
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.26% (pays annually)	9/17/20	696,056
Goldman Sachs International	SAR	32,508	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.65% (pays annually)	2/23/21	36,897
Goldman Sachs International	SAR	43,163	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.64% (pays annually)	7/27/22	292,791
Goldman Sachs International	SAR	72,091	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.46% (pays annually)	5/9/26	410,369
JPMorgan Chase Bank, N.A.	MYR	134,700	Pays	3-month MYR KLIBOR (pays quarterly)	3.92% (pays quarterly)	7/19/23	(28,768)
JPMorgan Chase Bank, N.A.	MYR	107,900	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	(52,392)
JPMorgan Chase Bank, N.A.	MYR	55,345	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	(28,677)
JPMorgan Chase Bank, N.A.	MYR	55,350	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	(28,680)
JPMorgan Chase Bank, N.A.	MYR	138,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.86% (pays quarterly)	9/4/23	(129,990)
JPMorgan Chase Bank, N.A.	MYR	110,700	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	9/5/23	(69,555)

60	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

JPMorgan Chase Bank, N.A.	NZD	11,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.86% (pays semi-annually)	2/25/23	$498,401
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill (pays quarterly)	4.06% (pays semi-annually)	6/4/23	326,543
Standard Chartered Bank	MYR	130,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.93% (pays quarterly)	7/19/23	(13,954)
Standard Chartered Bank	MYR	55,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	(36,154)
Standard Chartered Bank	MYR	53,200	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	(37,788)
Standard Chartered Bank	MYR	55,900	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	(41,310)

							$3,204,646

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Depreciation

Turkey	$9,840	1.00% (pays quarterly)(1)	6/20/20	3.31%	$(343,941)	$201,010	$(142,931)

Total	$9,840				$(343,941)	$201,010	$(142,931)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Colombia	$103,230	1.00% (pays quarterly)(1)	12/20/23	$1,290,719	$(874,658)	$416,061
France	27,737	0.25% (pays quarterly)(1)	12/20/24	155,725	(30,999)	124,726
Malaysia	508,840	1.00% (pays quarterly)(1)	12/20/23	2,543,352	(2,353,876)	189,476
Markit CDX Emerging Markets Index (CDX.EM.30.V1)	69,988	1.00% (pays quarterly)(1)	12/20/23	3,258,175	(3,148,499)	109,676
Markit CDX Emerging Markets Index (CDX.EM.30.V1)	52,900	1.00% (pays quarterly)(1)	12/20/23	2,462,677	(2,526,376)	(63,699)
Mexico	257,527	1.00% (pays quarterly)(1)	12/20/23	5,048,130	(2,453,579)	2,594,551

61	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection (continued)

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	$153,163	1.00% (pays quarterly)(1)	12/20/22	$(2,842,051)	$(47,621)	$(2,889,672)
Qatar	23,815	1.00% (pays quarterly)(1)	12/20/27	184,955	(967,267)	(782,312)
Qatar	23,816	1.00% (pays quarterly)(1)	12/20/27	184,963	(967,424)	(782,461)
Qatar	57,454	1.00% (pays quarterly)(1)	12/20/27	446,205	(2,199,241)	(1,753,036)
Russia	242,366	1.00% (pays quarterly)(1)	12/20/23	4,919,145	(5,727,956)	(808,811)
South Africa	76,950	1.00% (pays quarterly)(1)	6/20/21	1,440,145	(3,955,742)	(2,515,597)
South Africa	49,000	1.00% (pays quarterly)(1)	12/20/27	6,294,703	(4,969,814)	1,324,889
South Africa	10,300	1.00% (pays quarterly)(1)	12/20/27	1,323,172	(1,331,287)	(8,115)
South Africa	17,000	1.00% (pays quarterly)(1)	12/20/27	2,183,877	(2,201,593)	(17,716)
South Africa	23,500	1.00% (pays quarterly)(1)	12/20/27	3,018,888	(3,104,514)	(85,626)
South Africa	18,100	1.00% (pays quarterly)(1)	12/20/27	2,325,186	(2,445,704)	(120,518)

Total				$34,237,966	$(39,306,150)	$(5,068,184)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Argentina	Goldman Sachs International	$94,480	5.00% (pays quarterly)(1)	12/20/23	6.12%	$(3,637,146)	$3,953,604	$316,458
Cyprus	Goldman Sachs International	3,268	1.00% (pays quarterly)(1)	6/20/21	1.03	1,571	136,255	137,826
Cyprus	Goldman Sachs International	5,000	1.00% (pays quarterly)(1)	12/20/21	1.11	(9,942)	170,066	160,124
Turkey	BNP Paribas	11,545	1.00% (pays quarterly)(1)	6/20/20	3.31	(403,536)	244,118	(159,418)
Turkey	BNP Paribas	13,400	1.00% (pays quarterly)(1)	9/20/20	3.34	(544,473)	390,438	(154,035)
Turkey	BNP Paribas	9,935	1.00% (pays quarterly)(1)	12/20/20	3.36	(458,384)	238,799	(219,585)
Turkey	BNP Paribas	19,643	1.00% (pays quarterly)(1)	6/20/23	3.78	(2,120,017)	763,647	(1,356,370)
Turkey	BNP Paribas	27,684	1.00% (pays quarterly)(1)	12/20/26	4.12	(5,134,191)	3,765,096	(1,369,095)
Turkey	BNP Paribas	28,837	1.00% (pays quarterly)(1)	12/20/26	4.12	(5,348,115)	3,921,975	(1,426,140)

62	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Turkey	Citibank, N.A.	$43,500	1.00% (pays quarterly)(1)	6/20/23	3.78%	$(4,694,839)	$1,708,345	$(2,986,494)
Turkey	Deutsche Bank AG	12,764	1.00% (pays quarterly)(1)	12/20/23	3.77	(1,500,617)	1,515,499	14,882
Turkey	Goldman Sachs International	14,470	1.00% (pays quarterly)(1)	6/20/20	3.31	(505,775)	251,984	(253,791)
Turkey	Goldman Sachs International	11,535	1.00% (pays quarterly)(1)	12/20/26	4.12	(2,139,246)	1,578,169	(561,077)
Turkey	Goldman Sachs International	32,257	1.00% (pays quarterly)(1)	12/20/27	4.16	(6,524,473)	4,258,424	(2,266,049)
Turkey	JPMorgan Chase Bank, N.A.	12,290	1.00% (pays quarterly)(1)	6/20/20	3.31	(429,576)	252,863	(176,713)
Turkey	Nomura International PLC	8,100	1.00% (pays quarterly)(1)	6/20/20	3.31	(283,122)	148,089	(135,033)

Total		$348,708				$(33,731,881)	$23,297,371	$(10,434,510)

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bulgaria	BNP Paribas	$2,160	1.00% (pays quarterly)(1)	12/20/18	$(5,030)	$(603)	$(5,633)
Colombia	Goldman Sachs International	60,800	1.00% (pays quarterly)(1)	12/20/28	5,023,377	(4,338,473)	684,904
Croatia	BNP Paribas	915	1.00% (pays quarterly)(1)	3/20/20	(10,235)	(20,902)	(31,137)
Croatia	Citibank, N.A.	400	1.00% (pays quarterly)(1)	3/20/20	(4,474)	(8,301)	(12,775)
Croatia	Citibank, N.A.	156	1.00% (pays quarterly)(1)	6/20/20	(1,936)	(3,672)	(5,608)
Croatia	Citibank, N.A.	1,210	1.00% (pays quarterly)(1)	6/20/20	(15,039)	(29,218)	(44,257)
Croatia	Goldman Sachs International	3,000	1.00% (pays quarterly)(1)	3/20/19	(13,238)	(16,513)	(29,751)
Croatia	Goldman Sachs International	2,670	1.00% (pays quarterly)(1)	3/20/20	(29,866)	(54,703)	(84,569)
Croatia	Goldman Sachs International	4,150	1.00% (pays quarterly)(1)	3/20/20	(46,420)	(85,112)	(131,532)
Croatia	Goldman Sachs International	2,100	1.00% (pays quarterly)(1)	6/20/20	(26,100)	(50,878)	(76,978)
France	Citibank, N.A.	86,529	0.25% (pays quarterly)(1)	12/20/28	1,933,866	(1,793,311)	140,555

63	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

France	Goldman Sachs International	$162,224	0.25% (pays quarterly)(1)	12/20/28	$3,625,598	$(3,297,675)	$327,923
Lebanon	Barclays Bank PLC	5,000	1.00% (pays quarterly)(1)	12/20/27	1,552,272	(1,303,337)	248,935
Lebanon	Goldman Sachs International	3,722	5.00% (pays quarterly)(1)	12/20/18	(10,743)	5,639	(5,104)
Lebanon	Goldman Sachs International	3,450	5.00% (pays quarterly)(1)	12/20/18	(9,958)	4,835	(5,123)
Oman	Bank of America, N.A.	17,964	1.00% (pays quarterly)(1)	6/20/22	517,082	(652,154)	(135,072)
Oman	Bank of America, N.A.	14,372	1.00% (pays quarterly)(1)	12/20/22	560,987	(640,378)	(79,391)
Poland	Bank of America, N.A.	5,200	1.00% (pays quarterly)(1)	9/20/19	(42,831)	15,443	(27,388)
Poland	Barclays Bank PLC	3,164	1.00% (pays quarterly)(1)	9/20/19	(26,061)	9,939	(16,122)
Qatar	Bank of America, N.A.	540	1.00% (pays quarterly)(1)	6/20/19	(3,549)	1,721	(1,828)
Qatar	Bank of America, N.A.	540	1.00% (pays quarterly)(1)	6/20/19	(3,549)	1,622	(1,927)
Qatar	Barclays Bank PLC	9,791	1.00% (pays quarterly)(1)	12/20/18	(22,927)	4,308	(18,619)
Qatar	Barclays Bank PLC	1,200	1.00% (pays quarterly)(1)	3/20/19	(5,330)	1,410	(3,920)
Qatar	BNP Paribas	539	1.00% (pays quarterly)(1)	6/20/19	(3,542)	1,214	(2,328)
Qatar	Citibank, N.A.	2,020	1.00% (pays quarterly)(1)	6/20/19	(13,275)	5,957	(7,318)
Qatar	Deutsche Bank AG	539	1.00% (pays quarterly)(1)	6/20/19	(3,542)	1,145	(2,397)
Qatar	Deutsche Bank AG	1,740	1.00% (pays quarterly)(1)	6/20/19	(11,435)	3,695	(7,740)
Qatar	Goldman Sachs International	1,660	1.00% (pays quarterly)(1)	3/20/19	(7,373)	2,259	(5,114)
Qatar	Goldman Sachs International	3,330	1.00% (pays quarterly)(1)	3/20/19	(14,791)	3,815	(10,976)
Qatar	Goldman Sachs International	1,360	1.00% (pays quarterly)(1)	12/20/20	(22,374)	(13,723)	(36,097)
Qatar	Goldman Sachs International	7,960	1.00% (pays quarterly)(1)	12/20/20	(130,955)	(54,641)	(185,596)
Qatar	Goldman Sachs International	1,730	1.00% (pays quarterly)(1)	9/20/24	(16,792)	872	(15,920)
Qatar	JPMorgan Chase Bank, N.A.	580	1.00% (pays quarterly)(1)	3/20/19	(2,576)	745	(1,831)
Qatar	JPMorgan Chase Bank, N.A.	510	1.00% (pays quarterly)(1)	6/20/19	(3,352)	1,628	(1,724)
Qatar	JPMorgan Chase Bank, N.A.	1,032	1.00% (pays quarterly)(1)	6/20/19	(6,782)	2,451	(4,331)

64	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	JPMorgan Chase Bank, N.A.	$1,520	1.00% (pays quarterly)(1)	6/20/19	$(9,989)	$3,133	$(6,856)
Qatar	Nomura International PLC	620	1.00% (pays quarterly)(1)	3/20/19	(2,754)	728	(2,026)
Qatar	Nomura International PLC	1,540	1.00% (pays quarterly)(1)	3/20/19	(6,840)	1,866	(4,974)
Qatar	Nomura International PLC	5,380	1.00% (pays quarterly)(1)	9/20/24	(52,222)	10,855	(41,367)
South Africa	Bank of America, N.A.	26,320	1.00% (pays quarterly)(1)	9/20/22	944,081	(802,456)	141,625
South Africa	Bank of America, N.A.	14,640	1.00% (pays quarterly)(1)	9/20/22	525,127	(403,032)	122,095
South Africa	Bank of America, N.A.	5,000	1.00% (pays quarterly)(1)	9/20/22	179,347	(145,549)	33,798
South Africa	Bank of America, N.A.	7,500	1.00% (pays quarterly)(1)	9/20/22	269,020	(287,701)	(18,681)
South Africa	BNP Paribas	2,940	1.00% (pays quarterly)(1)	12/20/25	279,595	(351,732)	(72,137)
South Africa	BNP Paribas	13,330	1.00% (pays quarterly)(1)	12/20/25	1,267,687	(1,772,017)	(504,330)
South Africa	BNP Paribas	15,990	1.00% (pays quarterly)(1)	12/20/25	1,520,654	(2,126,852)	(606,198)
South Africa	BNP Paribas	26,186	1.00% (pays quarterly)(1)	12/20/25	2,490,297	(3,333,089)	(842,792)
South Africa	Deutsche Bank AG	4,860	1.00% (pays quarterly)(1)	9/20/22	174,325	(186,079)	(11,754)
South Africa	Deutsche Bank AG	5,700	1.00% (pays quarterly)(1)	9/20/22	204,455	(217,306)	(12,851)
South Africa	Goldman Sachs International	3,070	1.00% (pays quarterly)(1)	9/20/22	110,119	(113,914)	(3,795)
South Africa	Goldman Sachs International	15,000	1.00% (pays quarterly)(1)	9/20/22	538,040	(574,638)	(36,598)
South Africa	Goldman Sachs International	2,647	1.00% (pays quarterly)(1)	12/20/22	104,473	(106,302)	(1,829)
South Africa	HSBC Bank USA, N.A.	7,120	1.00% (pays quarterly)(1)	12/20/22	281,015	(260,574)	20,441
South Africa	HSBC Bank USA, N.A.	2,500	1.00% (pays quarterly)(1)	12/20/22	98,671	(96,414)	2,257
South Africa	Nomura International PLC	7,571	1.00% (pays quarterly)(1)	12/20/22	298,815	(299,230)	(415)

Total					$21,913,023	$(23,355,199)	$(1,442,176)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2018, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $358,548,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

65	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Net Unrealized Appreciation (Depreciation)

Citibank, N.A.	KRW	145,500	Positive Return on KOSPI 200 Index Futures 12/2018 (pays upon termination)	Negative Return on KOSPI 200 Index Futures 12/2018 (pays upon termination)	12/13/18	$(3,605,982)
Citibank, N.A.	USD	131,000	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.24% (pays upon termination)	12/14/18	550,679
Citibank, N.A.	USD	112,200	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.25% (pays upon termination)	12/14/18	476,939
Citibank, N.A.	USD	103,000	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.26% (pays upon termination)	12/14/18	588,469
Citibank, N.A.	LKR	2,000,000	Total Return on Sri Lanka Government Bond, 11.50% due 12/15/21 (pays semi-annually)	6-month USD-LIBOR+ 115 bp on $14,370,953 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	12/17/21	(2,546,363)
Citibank, N.A.	LKR	1,200,000	Total Return on Sri Lanka Government Bond, 11.50% due 12/15/21 (pays semi-annually)	6-month USD-LIBOR + 115 bp on $8,023,055 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	12/17/21	(919,711)
Citibank, N.A.	LKR	2,000,000	Total Return on Sri Lanka Government Bond, 11.50% due 5/15/23 (pays semi-annually)	6-month USD-LIBOR + 115 bp on $13,781,238 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	5/17/23	(2,021,033)
Citibank, N.A.	LKR	1,000,000	Total Return on Sri Lanka Government Bond, 11.50% due 5/15/23 (pays semi-annually)	6-month USD-LIBOR + 115 bp on $6,996,612 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	5/17/23	(1,118,491)

66	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Portfolio of Investments — continued

Total Return Swaps (continued)

Counterparty	Notional Amount (000’s omitted)†		Portfolio Receives	Portfolio Pays	Termination Date	Value/Net Unrealized Appreciation (Depreciation)

Goldman Sachs International	EGP	213,875	Total Return on Egypt Treasury Bill, 0.00% due 7/23/19 (pays upon termination)	3-month USD-LIBOR + 55 bp on $10,040,350 (Notional Amount) (pays quarterly) plus Notional Amount at termination date	7/23/19	$240,072

						$(8,355,421)

Abbreviations:

BADLAR	–	Buenos Aires Deposits of Large Amount Rate
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
OMO	–	Open Market Operation

Currency Abbreviations:

AED	–	United Arab Emirates Dirham
ARS	–	Argentine Peso
AUD	–	Australian Dollar
BHD	–	Bahraini Dinar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
GEL	–	Georgian Lari
GHS	–	Ghanaian Cedi
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee

MAD	–	Moroccan Dirham
MYR	–	Malaysian Ringgit
MXN	–	Mexican Peso
NGN	–	Nigerian Naira
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
QAR	–	Qatari Riyal
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
TWD	–	New Taiwan Dollar
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso
XOF	–	West African CFA Franc
ZAR	–	South African Rand

67	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $4,116,698,389)	$3,856,350,632
Affiliated investment, at value (identified cost, $733,776,021)	733,702,692
Cash	19,898,944
Deposits for derivatives collateral —
Futures contracts	407,990
Centrally cleared swap contracts	107,683,351
OTC derivatives	21,040,330
Foreign currency, at value (identified cost, $94,559,087)	93,722,665
Interest and dividends receivable	85,099,290
Dividends receivable from affiliated investment	1,103,200
Receivable for investments sold	60,527,113
Receivable for variation margin on open futures contracts	1,966,472
Receivable for variation margin on open centrally cleared swap contracts	3,847,031
Receivable for open forward foreign currency exchange contracts	203,399,623
Receivable for open swap contracts	10,505,717
Receivable for closed swap contracts	1,410,447
Receivable for closed options	6,472,610
Upfront payments on open non-centrally cleared swap contracts	23,440,479
Tax reclaims receivable	23,228
Receivable from affiliate	1,354,309
Total assets	$5,231,956,123

Liabilities
Cash collateral due to brokers	$21,040,330
Payable for reverse repurchase agreements, including accrued interest of $260,770	319,812,913
Written options outstanding, at value (premiums received, $524,985)	34,287
Payable for investments purchased	74,668,409
Payable for when-issued securities	21,285,000
Payable for open forward foreign currency exchange contracts	223,695,744
Payable for open swap contracts	25,118,631
Upfront receipts on open non-centrally cleared swap contracts	23,382,651
Payable to affiliates:
Investment adviser fee	3,649,015
Trustees’ fees	8,628
Accrued foreign capital gains taxes	10,566
Accrued expenses and other liabilities	2,311,682
Total liabilities	$715,017,856
Net Assets applicable to investors’ interest in Portfolio	$4,516,938,267

68	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest (net of foreign taxes, $11,112,023)	$284,444,741
Dividends (net of foreign taxes, $1,475,796)	8,016,829
Dividends from affiliated investment	6,711,359
Total investment income	$299,172,929

Expenses
Investment adviser fee	$44,559,866
Trustees’ fees and expenses	101,503
Custodian fee	5,592,901
Legal and accounting services	411,785
Interest expense and fees	3,606,559
Interest expense on securities sold short	7,873
Miscellaneous	477,994
Total expenses	$54,758,481
Deduct —
Allocation of expenses to affiliate	$1,354,309
Total expense reductions	$1,354,309

Net expenses	$53,404,172

Net investment income	$245,768,757

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $1,137,974)	$(85,038,129)
Investment transactions — affiliated investment	(7,707)
Written options	3,611,222
Securities sold short	92,956
Futures contracts	(77,475,481)
Swap contracts	(84,192,792)
Forward volatility agreements	(1,342,392)
Foreign currency transactions	(10,100,730)
Forward foreign currency exchange contracts	41,828,317
Net realized loss	$(212,624,736)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $522,416)	$(382,830,299)
Investments — affiliated investment	(73,329)
Written options	(2,338,944)
Securities sold short	(74,762)
Futures contracts	2,514,853
Swap contracts	16,117,964
Forward volatility agreements	543,165
Foreign currency	(6,357,051)
Forward foreign currency exchange contracts	(33,635,256)
Net change in unrealized appreciation (depreciation)	$(406,133,659)

Net realized and unrealized loss	$(618,758,395)

Net decrease in net assets from operations	$(372,989,638)

69	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$245,768,757	$115,192,087
Net realized gain (loss)	(212,624,736)	3,070,940
Net change in unrealized appreciation (depreciation)	(406,133,659)	16,364,972
Net increase (decrease) in net assets from operations	$(372,989,638)	$134,627,999
Capital transactions —
Contributions	$1,428,513,014	$1,938,715,733
Withdrawals	(606,564,478)	(265,577,214)
Net increase in net assets from capital transactions	$821,948,536	$1,673,138,519

Net increase in net assets	$448,958,898	$1,807,766,518

Net Assets
At beginning of year	$4,067,979,369	$2,260,212,851
At end of year	$4,516,938,267	$4,067,979,369

70	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2018		2017	2016		2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	1.11	%(3)	1.13%	1.10%		1.14%	1.28%
Net investment income	5.09%		4.54%	5.09%		5.53%	4.58%
Portfolio Turnover	75%		76%	97%		75%	116%

Total Return	(7.08	)%(3)	5.65%	7.79	%(4)	3.36%	6.99%

Net assets, end of year (000’s omitted)	$4,516,938		$4,067,979	$2,260,213		$1,879,008	$1,510,154

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

Includes interest and dividend expense, including on securities sold short and reverse repurchase agreements, of 0.07%, 0.06%, 0.03%, 0.03% and 0.14% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.03% of average daily net assets for the year ended October 31, 2018). Absent this reimbursement, total return would be lower.

(4)

During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

71	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2018, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund and Eaton Vance Commodity Strategy Fund held an interest of 91.0%, 8.2%, 0.6% and 0.2%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2018 were $16,589,376 or 0.4% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Forward volatility agreements are valued by a third party pricing service using techniques that consider factors including the volatility of the underlying instrument and the period of time until expiration. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

72

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October 31, 2018

Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

73

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Notes to Consolidated Financial Statements — continued

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization

74

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October 31, 2018

Notes to Consolidated Financial Statements — continued

of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to- market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption

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bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Forward Volatility Agreements — Forward volatility agreements are transactions in which two parties agree to the purchase or sale of an option straddle on an underlying exchange rate at the expiration of the agreement. The strike volatility rate is determined at the trade date. At expiration, the amount settled is determined based on the Black Scholes formula, the then current spot exchange rate, interest rates, and the agreed upon implied volatility. Changes in the value of the forward volatility agreement are recorded as unrealized gains or losses. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying exchange rate.

T  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

U  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

V  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

W  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

X  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

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2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2018, the Portfolio’s investment adviser fee amounted to $44,559,866 or 0.92% of the Portfolio’s consolidated average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $1,354,309 of the Portfolio’s operating expenses for the year ended October 31, 2018. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the year ended October 31, 2018, BMR reimbursed the Portfolio $8,365 for a net realized loss due to trading errors. The amount of the reimbursement had an impact on total return of less than 0.01%.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$3,244,735,196	$2,289,193,879
U.S. Government and Agency Securities	287,897,702	234,458,130

	$3,532,632,898	$2,523,652,009

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,853,770,851

Gross unrealized appreciation	$78,945,280
Gross unrealized depreciation	(330,491,843)

Net unrealized depreciation	$(251,546,563)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts, forward volatility agreements and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Consolidated Portfolio of Investments. At October 31, 2018, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

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In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: The Portfolio enters into options on equity indices, equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, forward volatility agreements, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $268,939,485. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $67,152,831 at October 31, 2018.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2018. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$—	$26,313,100	$33,376,284	$59,689,384
Not applicable	—	37,080,017 *	—	—	77,356,126 *	114,436,143
Receivable for open forward foreign currency exchange contracts	—	—	—	203,399,623	—	203,399,623
Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	1,616,087	22,500,474	—	240,072	6,297,735	30,654,368

Total Asset Derivatives	$1,616,087	$59,580,491	$—	$229,952,795	$117,030,145	$408,179,518

Derivatives not subject to master netting or similar agreements	$—	$37,080,017	$—	$—	$77,356,126	$114,436,143

Total Asset Derivatives subject to master netting or similar agreements	$1,616,087	$22,500,474	$—	$229,952,795	$39,674,019	$293,743,375

Written options outstanding, at value	$—	$—	$—	$(34,287)	$—	$(34,287)
Not applicable	—	(3,185,992)*	(245,850)*	—	(76,821,567)*	(80,253,409)
Payable for open forward foreign currency exchange contracts	—	—	—	(223,695,744)	—	(223,695,744)
Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	(34,319,332)	(3,605,982)	(6,605,598)	(678,542)	(45,209,454)

Total Liability Derivatives	$—	$(37,505,324)	$(3,851,832)	$(230,335,629)	$(77,500,109)	$(349,192,894)

Derivatives not subject to master netting or similar agreements	$—	$(3,185,992)	$(245,850)	$—	$(76,821,567)	$(80,253,409)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(34,319,332)	$(3,605,982)	$(230,335,629)	$(678,542)	$(268,939,485)

*

For futures contracts and centrally cleared swap contracts, amount represents value as shown in the Consolidated Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.

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The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$1,198,791	$(1,198,791)	$—	$—	$—	$1,117
Bank of America, N.A.	27,260,995	(2,618,244)	(24,642,745)	(6)	—	6
Barclays Bank PLC	3,363,442	(280,805)	—	(3,037,332)	45,305	3,037,332
BNP Paribas	10,328,510	(10,328,510)	—	—	—	—
Citibank, N.A.	11,468,606	(9,852,519)	—	(1,616,087)	—	1,720,236
Deutsche Bank AG	38,667,313	(36,730,559)	(136,753)	(1,800,001)	—	1,800,001
Goldman Sachs International	76,318,192	(70,704,268)	(5,613,904)	(20)	—	20
HSBC Bank USA, N.A.	4,126,221	(1,391,248)	(2,640,369)	—	94,604	—
JPMorgan Chase Bank, N.A.	23,417,802	(22,699,975)	—	(8,994)	708,833	8,994
Morgan Stanley & Co. International PLC	12,380,229	(197,825)	—	(12,182,404)	—	12,196,535
Nomura International PLC	298,815	(298,815)	—	—	—	480,055
Société Générale	1,439,520	(125,233)	(1,309,112)	(5,175)	—	5,175
Standard Chartered Bank	79,182,627	(57,332,741)	(10,437,988)	(89,649)	11,322,249	89,649
State Street Bank and Trust Company	1,661,214	(1,661,214)	—	—	—	—
UBS AG	927,601	(927,601)	—	—	—	—
VTB Capital PLC	1,703,497	—	—	(1,701,210)	2,287	1,701,210

	$293,743,375	$(216,348,348)	$(44,780,871)	$(20,440,878)	$12,173,278	$21,040,330

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(1,849,212)	$1,198,791	$650,421	$—	$—	$—
Bank of America, N.A.	(2,618,244)	2,618,244	—	—	—	—
Barclays Bank PLC	(280,805)	280,805	—	—	—	—
BNP Paribas	(31,453,888)	10,328,510	20,566,350	—	(559,028)	—
Citibank, N.A.	(26,592,189)	9,852,519	16,739,670	—	—	—
Credit Agricole Corporate and Investment Bank	(4,955,497)	—	4,291,401	—	(664,096)	—
Credit Suisse International	(258,987)	—	169,714	—	(89,273)	—
Deutsche Bank AG	(36,730,559)	36,730,559	—	—	—	—
Goldman Sachs International	(70,704,268)	70,704,268	—	—	—	—
HSBC Bank USA, N.A.	(1,391,248)	1,391,248	—	—	—	—
ICBC Standard Bank PLC	(331,651)	—	—	—	(331,651)	—
JPMorgan Chase Bank, N.A.	(22,699,975)	22,699,975	—	—	—	—
Morgan Stanley & Co. International PLC	(197,825)	197,825	—	—	—	—
Nomura International PLC	(344,938)	298,815	—	—	(46,123)	—

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Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Société Générale	$(125,233)	$125,233	$—	$—	$—	$—
Standard Chartered Bank	(57,332,741)	57,332,741	—	—	—	—
State Street Bank and Trust Company	(3,113,804)	1,661,214	1,315,783	—	(136,807)	—
The Toronto-Dominion Bank	(342,530)	—	—	—	(342,530)	—
UBS AG	(7,615,891)	927,601	6,688,290	—	—	—

	$(268,939,485)	$216,348,348	$50,421,629	$—	$(2,169,508)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$21,040,330

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at October 31, 2018 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2018 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(4,638,514)	$65,924	$(6,164,297)
Written options	—	—	—	3,611,222	—
Futures contracts	(77,004,721)	—	(4,691,999)	—	4,221,239
Swap contracts	(2,692,989)	(44,957,777)	(4,417,128)	(3,555,036)	(28,569,862)
Forward volatility agreements	—	—	—	(1,342,392)	—
Forward foreign currency exchange contracts	—	—	—	41,828,317	—

Total	$(79,697,710)	$(44,957,777)	$(13,747,641)	$40,608,035	$(30,512,920)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(152,456)	$14,806,741	$324,712
Written options	—	—	—	(2,338,944)	—
Futures contracts	2,206,569	—	565,947	—	(257,663)
Swap contracts	1,616,087	(1,900,520)	(3,864,475)	(7,473,616)	27,740,488
Forward volatility agreements	—	—	—	543,165	—
Forward foreign currency exchange contracts	—	—	—	(33,635,256)	—

Total	$3,822,656	$(1,900,520)	$(3,450,984)	$(28,097,910)	$27,807,537

81

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts	Interest Rate Swaptions Purchased	Forward Volatility Agreements

$2,157,202,000	$2,493,664,000	$11,230,255,000	$13,863,224,000	$306,901,000	$102,992,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased options contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately $2,195,161,000, $205,991,000 and 8,263 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2018 were as follows:

Counterparty	Trade Date	Maturity Date		Interest Rate Paid	Principal Amount	Value Including Accrued Interest

Barclays Bank PLC	10/5/2018	11/9/2018		2.25%	$1,025,075	$1,026,549
Barclays Bank PLC	10/5/2018	11/9/2018		2.00%	2,129,838	2,132,559
Barclays Bank PLC	10/5/2018	11/9/2018		2.80%	2,358,930	2,363,150
Barclays Bank PLC	10/5/2018	11/6/2018		2.35%	2,598,310	2,602,211
Barclays Bank PLC	10/5/2018	11/9/2018		2.80%	8,082,490	8,096,949
Barclays Bank PLC	10/9/2018	On Demand	(1)	2.65%	5,223,750	5,232,210
Barclays Bank PLC	10/9/2018	11/26/2018		2.65%	8,750,000	8,764,170
Barclays Bank PLC	10/16/2018	11/6/2018		2.65%	16,626,224	16,644,582
Barclays Bank PLC	10/22/2018	On Demand	(1)	2.30%	12,659,475	12,665,945
Barclays Bank PLC	10/24/2018	11/9/2018		2.75%	2,010,830	2,011,905
Barclays Bank PLC	10/24/2018	11/9/2018		2.10%	3,198,593	3,199,899
Barclays Bank PLC	10/24/2018	11/9/2018		2.80%	3,462,570	3,464,455
Barclays Bank PLC	10/24/2018	11/6/2018		2.75%	4,179,907	4,182,142
Barclays Bank PLC	10/24/2018	11/6/2018		2.30%	5,197,939	5,200,264
Barclays Bank PLC	10/24/2018	11/9/2018		2.75%	5,275,857	5,278,678
Barclays Bank PLC	10/24/2018	11/26/2018		2.65%	15,204,292	15,212,127
Barclays Bank PLC	10/30/2018	11/9/2018		2.80%	3,957,706	3,958,014
Barclays Bank PLC	10/30/2018	11/6/2018		2.50%	38,910,953	38,913,655
JPMorgan Chase Bank, N.A.	10/2/2018	On Demand	(1)	2.50%	1,705,688	1,708,673
JPMorgan Chase Bank, N.A.	10/2/2018	On Demand	(1)	2.25%	2,821,276	2,825,665

82

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

Counterparty	Trade Date	Maturity Date		Interest Rate Paid	Principal Amount	Value Including Accrued Interest

JPMorgan Chase Bank, N.A.	10/5/2018	On Demand	(1)	2.70%	$3,145,700	$3,151,126
JPMorgan Chase Bank, N.A.	10/5/2018	On Demand	(1)	2.70%	5,520,244	5,529,766
JPMorgan Chase Bank, N.A.	10/5/2018	On Demand	(1)	2.70%	7,532,280	7,545,273
JPMorgan Chase Bank, N.A.	10/5/2018	On Demand	(1)	2.70%	14,625,000	14,650,228
JPMorgan Chase Bank, N.A.	10/5/2018	On Demand	(1)	2.70%	14,900,000	14,925,703
JPMorgan Chase Bank, N.A.	10/22/2018	On Demand	(1)	2.60%	4,388,354	4,391,207
JPMorgan Chase Bank, N.A.	10/22/2018	11/23/2018		2.70%	15,935,662	15,946,419
JPMorgan Chase Bank, N.A.	10/22/2018	On Demand	(1)	2.20%	16,187,478	16,196,381
JPMorgan Chase Bank, N.A.	10/22/2018	11/23/2018		2.70%	17,037,947	17,049,448
JPMorgan Chase Bank, N.A.	10/22/2018	11/23/2018		2.70%	26,917,660	26,935,829
Nomura International PLC	10/22/2018	On Demand	(1)	2.55%	1,248,300	1,249,002
Nomura International PLC	10/22/2018	On Demand	(1)	2.65%	4,497,082	4,499,730
Nomura International PLC	10/22/2018	11/5/2018		2.65%	16,911,562	16,921,521
Nomura International PLC	10/24/2018	11/23/2018		2.55%	12,473,171	12,479,355
Nomura International PLC	10/24/2018	On Demand	(1)	2.45%	12,852,000	12,858,123

Total					$319,552,143	$319,812,913

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

At October 31, 2018, the remaining contractual maturity of open reverse repurchase agreements was as follows: overnight and continuous ($107,306,627) and up to 30 days ($212,245,516). The type of underlying collateral for all open reverse repurchase agreements was sovereign debt.

For the year ended October 31, 2018, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $122,164,000 and 2.09%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2018. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2018.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following table presents the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2018.

Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(b)

Barclays Bank PLC	$(140,949,464)	$—	$140,949,464	$—
JPMorgan Chase Bank, N.A.	(130,855,718)	—	130,855,718	—
Nomura International PLC	(48,007,731)	—	48,007,731	—

	$(319,812,913)	$—	$319,812,913	$—

*	Including accrued interest.

(a)	In some instances, the total collateral pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

83

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Foreign Government Bonds	$—	$2,680,607,272		$—	$2,680,607,272
Foreign Corporate Bonds	—	110,844,963		15,605,937	126,450,900
Sovereign Loans	—	147,193,649		30,854,563	178,048,212
Credit Linked Notes	—	2,820,000		—	2,820,000
Collateralized Mortgage Obligations	—	54,835,087		—	54,835,087
Small Business Administration Loans (Interest Only)	—	49,053,762		—	49,053,762
Common Stocks
Iceland	381,631	116,341,803	**	—	116,723,434
Vietnam	1,348,063	58,031,592	**	—	59,379,655
Other Countries***	—	68,569,524	**	—	68,569,524
Warrants	—	—		221,631	221,631
Short-Term Investments —
Foreign Government Securities	—	324,210,001		—	324,210,001
U.S. Treasury Obligations	—	135,741,770		—	135,741,770
Other	—	733,702,692		—	733,702,692
Purchased Currency Options	—	26,313,100		—	26,313,100
Purchased Interest Rate Swaptions	—	33,376,284		—	33,376,284

Total Investments	$1,729,694	$4,541,641,499		$46,682,131	$4,590,053,324

Forward Foreign Currency Exchange Contracts	$—	$203,399,623		$—	$203,399,623
Futures Contracts	8,550,798	—		—	8,550,798
Swap Contracts	—	136,539,713		—	136,539,713

Total	$10,280,492	$4,881,580,835		$46,682,131	$4,938,543,458

84

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Notes to Consolidated Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3*	Total

Written Currency Options	$—	$(34,287)	$—	$(34,287)
Forward Foreign Currency Exchange Contracts	—	(223,695,744)	—	(223,695,744)
Futures Contracts	(8,029,602)	(245,850)	—	(8,275,452)
Swap Contracts	—	(117,187,411)	—	(117,187,411)

Total	$(8,029,602)	$(341,163,292)	$—	$(349,192,894)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

***	For further breakdown of equity securities by country, please refer to the Consolidated Portfolio of Investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

85

Global Macro Absolute Return Advantage Portfolio

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

86

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

Nominee for Trustee	Number of Shares
	For	Withheld
Mark R. Fetting	3,150,480	1,920
Keith Quinton	3,121,146	31,254
Marcus L. Smith	3,150,480	1,920
Susan J. Sutherland	3,150,480	1,920
Scott E. Wennerholm	3,150,480	1,920

Results are rounded to the nearest whole number.

87

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008).

Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

88

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).

Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999).

Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

89

Eaton Vance

Commodity Strategy Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

90

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

91

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4672    10.31.18

Eaton Vance

Multisector Income Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Multisector Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	30

Federal Tax Information	31

Special Meeting of Shareholders	32

Management and Organization	33

Important Notices	36

Eaton Vance

Multisector Income Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Amid a strong economy and rising interest rates, most U.S. fixed-income markets lost ground during the 12-month period ended October 31, 2018. During the period, returns on U.S. investment-grade, fixed-income securities declined, with the Bloomberg Barclays U.S. Aggregate Bond Index2 returning –2.05%. By comparison, high-yield fixed-income securities showed relative strength with the ICE BofAML U.S. High Yield Index rising 0.86% during the period. From a Treasury yield perspective, the 10-year Treasury bond yield closed the period at 3.15%, up from 2.37% at the outset.

Boosted by U.S. tax cuts, corporate earnings accelerated alongside the overall U.S. economy during the period. Growth in the nation’s gross domestic product reached an annualized rate of 4.2% before falling back to 3.5% late in the period. The U.S. unemployment rate reached a 17-year low, while inflation remained near the U.S. Federal Reserve’s (the Fed) target rate of 2%.

As the U.S. economy showed signs of building strength, the Fed raised interest rates four times during the period. The Fed’s optimistic outlook on the U.S. economy caused some market jitters late in the period, when a sharp stock market pullback was attributed, in part, to worries about projected Fed rate hikes in 2019.

Adding to the uncertainty were mounting fears of excessive corporate leverage among U.S. companies. Geopolitical issues also impacted fixed-income markets during the period, including the threat of a global trade war, rising political discontent in certain European markets, and mounting uncertainties about the course of Brexit.

Despite general fixed-income market struggles, the high-yield sector was a notable exception. High-yield fixed-income securities fared better than investment-grade fixed-income securities during the period, as higher yields attracted investors.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance Multisector Income Fund (the Fund) Class A shares at net asset value (NAV) returned –2.50%, underperforming its primary benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index (the Index), which returned –2.31% over the same period.

Non-U.S. dollar positioning was the largest drag on Index-relative performance, significantly weighing on the Fund’s fiscal year return. Emerging market currencies made up almost two-thirds of that drag, particularly the Indonesian rupiah, Indian rupee, and Brazilian real. During the period, developed market currencies, including the Australian and New Zealand dollars, were responsible for the remaining one-third.

It was a challenging period for fixed-income securities, with 10-year rates up a full percentage point and yields between issues of similar maturity but different credit quality5 widening, reflecting greater perceived risk. For this reason, the Fund’s defensive positions positively contributed to Index-relative returns. This included the Fund’s underweight in U.S. Treasury and Agency securities as well as holdings in securitized bonds and cash.

High-yield corporate bonds positively contributed to returns, driven by security selection and a supply-demand dynamic in the high-yield market. With issuers favoring the bank loan market, there was low supply of high-yield corporate bonds, driving prices higher during the period. Individual securities that positively contributed to performance included an oilfield service company, boosted by an increase in the price of crude oil, and a real estate holding. However, the retail sector detracted from Index-relative returns as brick-and-mortar retailers continued to struggle against heavy e-commerce competition.

A lower-than-Index allocation to investment-grade securities added to Fund performance. Results within the Fund’s investment-grade securities holdings were mixed, with strength in select technology and emerging market issuers. This was offset by weakness in retail and homebuilder securities. Convertible bonds added to Index-relative performance with strength in energy and pharmaceutical holdings.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multisector Income Fund

October 31, 2018

Performance2,3

Portfolio Managers Kathleen C. Gaffney, CFA and Henry Peabody, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	01/31/2013	01/31/2013	–2.50%	2.62%	3.60%
Class A with 4.75% Maximum Sales Charge	—	—	–7.15	1.63	2.73
Class C at NAV	08/20/2013	01/31/2013	–3.15	1.87	2.91
Class C with 1% Maximum Sales Charge	—	—	–4.08	1.87	2.91
Class I at NAV	01/31/2013	01/31/2013	–2.25	2.88	3.85
Class R at NAV	11/12/2014	01/31/2013	–2.74	2.40	3.41
Class R6 at NAV	11/12/2014	01/31/2013	–2.18	2.95	3.92
Bloomberg Barclays U.S. Government/Credit Bond Index	—	—	–2.31%	1.87%	1.51%
ICE BofAML U.S. High Yield Index	—	—	0.86	4.68	4.93
Blended Index	—	—	–1.20	2.88	2.72

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
	0.96%	1.71%	0.71%	1.21%	0.65%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/31/2013	$11,792	N.A.
Class I	$250,000	01/31/2013	$310,696	N.A.
Class R	$10,000	01/31/2013	$12,124	N.A.
Class R6	$1,000,000	01/31/2013	$1,247,188	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multisector Income Fund

October 31, 2018

Fund Profile

Credit Quality (% total investments, excluding common stocks and short-term investments)5

Asset Allocation (% of total investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multisector Income Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Government/Credit Bond Index measures the performance of U.S. Treasuries, government-related and investment-grade U.S. corporate securities with a maturity of one year or more. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 65% Bloomberg Barclays U.S. Government/Credit Bond Index and 35% ICE BofAML U.S. High Yield Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class R is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[6]	Other represents any investment type less than 1% of total investments.

Fund profile subject to change due to active management.

Important Notice to Shareholders

On June 22, 2018, the Fund received its pro-rata share of net assets from Multisector Income Portfolio, the Portfolio the Fund previously invested in, and the Portfolio was terminated. As of June 25, 2018, the Fund invests its assets directly.

5

Eaton Vance

Multisector Income Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$969.10	$4.67	0.94%
Class C	$1,000.00	$965.30	$8.37	1.69%
Class I	$1,000.00	$970.40	$3.43	0.69%
Class R	$1,000.00	$967.90	$5.90	1.19%
Class R6	$1,000.00	$970.80	$3.08	0.62%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.79	0.94%
Class C	$1,000.00	$1,016.70	$8.59	1.69%
Class I	$1,000.00	$1,021.70	$3.52	0.69%
Class R	$1,000.00	$1,019.20	$6.06	1.19%
Class R6	$1,000.00	$1,022.10	$3.16	0.62%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio for the period when the Fund’s assets were invested in the Portfolio.

6

Eaton Vance

Multisector Income Fund

October 31, 2018

Portfolio of Investments

Corporate Bonds & Notes — 27.7%
Security	Principal Amount* (000’s omitted)		Value

Auto Manufacturers — 2.6%
Ford Motor Credit Co., LLC, 3.588%, 6/2/20	AUD	14,380	$10,263,045
			$10,263,045

Banks — 2.9%
Goldman Sachs Group, Inc. (The), 5.20%, 12/17/19	NZD	11,300	$7,574,993
JPMorgan Chase & Co., 4.25%, 11/2/18	NZD	6,095	3,977,474
			$11,552,467

Commercial Services — 0.3%
ServiceMaster Co., LLC (The), 7.25%, 3/1/38		1,050	$1,021,220
			$1,021,220

Computers — 1.9%
Seagate HDD Cayman, 4.875%, 6/1/27		3,731	$3,303,828
Seagate HDD Cayman, 5.75%, 12/1/34		5,169	4,400,826
			$7,704,654

Diversified Financial Services — 2.5%
Jefferies Finance, LLC/JFIN Co-Issuer Corp., 7.25%, 8/15/24(1)		2,623	$2,577,098
Jefferies Group, LLC/Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30		6,225	5,443,765
Synchrony Financial, 3.95%, 12/1/27		2,380	2,102,463
			$10,123,326

Electronics — 0.9%
Ingram Micro, Inc., 5.45%, 12/15/24		2,540	$2,479,496
Trimble, Inc., 4.90%, 6/15/28		1,108	1,101,825
			$3,581,321

Home Builders — 2.0%
MDC Holdings, Inc., 6.00%, 1/15/43		9,914	$7,980,770
			$7,980,770

Internet — 0.5%
Symantec Corp., 5.00%, 4/15/25(1)		2,265	$2,136,545
			$2,136,545

Security	Principal Amount* (000’s omitted)	Value

Oil & Gas — 2.4%
Nabors Industries, Inc., 5.10%, 9/15/23	2,515	$2,334,541
Rowan Cos., Inc., 5.40%, 12/1/42	9,894	7,098,945
		$9,433,486

Oil & Gas Services — 1.8%
Oceaneering International, Inc., 6.00%, 2/1/28	7,365	$7,193,331
		$7,193,331

Real Estate Investment Trusts (REITs) — 2.8%
CBL & Associates, L.P., 4.60%, 10/15/24	6,080	$4,848,800
CBL & Associates, L.P., 5.95%, 12/15/26	3,470	2,898,074
EPR Properties, 4.50%, 6/1/27	3,700	3,509,922
		$11,256,796

Retail — 5.6%
JC Penney Corp., Inc., 6.375%, 10/15/36	3,000	$1,162,500
Macy’s Retail Holdings, Inc., 4.30%, 2/15/43	12,270	8,715,973
Nordstrom, Inc., 5.00%, 1/15/44	7,605	6,830,433
Signet UK Finance PLC, 4.70%, 6/15/24	6,014	5,652,796
		$22,361,702

Toys, Games & Hobbies — 1.5%
Mattel, Inc., 3.15%, 3/15/23	3,785	$3,239,960
Mattel, Inc., 5.45%, 11/1/41	910	732,550
Mattel, Inc., 6.20%, 10/1/40	1,180	967,600
Mattel, Inc., 6.75%, 12/31/25(1)	1,005	961,976
		$5,902,086

Total Corporate Bonds & Notes (identified cost $119,301,223)		$110,510,749

Foreign Corporate Bonds — 18.8%

Security	Principal Amount* (000’s omitted)	Value

Airlines — 1.9%
Azul Investments LLP, 5.875%, 10/26/24(1)	7,120	$6,443,600
Latam Finance, Ltd., 6.875%, 4/11/24(1)	1,150	1,123,837
		$7,567,437

7	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)		Value

Banks — 3.4%
Australia and New Zealand Banking Group, Ltd., 3.75%, 7/25/19(2)	AUD	9,450	$6,758,698
Banco Mercantil del Norte SA/Grand Cayman, 5.75% to 10/4/26, 10/4/31(1)(3)		2,945	2,697,473
BBVA Bancomer SA, 5.125% to 1/18/28, 1/18/33(1)(3)		2,535	2,246,035
UniCredit SpA, 5.861% to 6/19/27, 6/19/32(1)(3)		2,340	2,008,801
			$13,711,007

Chemicals — 0.6%
Cydsa SAB de CV, 6.25%, 10/4/27(1)		2,400	$2,242,824
			$2,242,824

Diversified Financial Services — 0.9%
Banco BTG Pactual SA/Cayman Islands, 5.75%, 9/28/22(1)		3,578	$3,434,916
Unifin Financiera SAB de CV, 8.875% to 1/29/25(1)(3)(4)		270	248,537
			$3,683,453

Electric — 1.3%
Trinidad Generation Unlimited, 5.25%, 11/4/27(1)		5,411	$5,148,567
			$5,148,567

Foods — 2.2%
ESAL GmbH, 6.25%, 2/5/23(1)		8,730	$8,620,875
			$8,620,875

Forest Products & Paper — 0.5%
Suzano Austria GmbH, 6.00%, 1/15/29(1)		2,000	$2,040,000
			$2,040,000

Holding Company – Diversified — 0.6%
Grupo KUO SAB de CV, 5.75%, 7/7/27(1)		2,680	$2,520,192
			$2,520,192

Mining — 1.8%
First Quantum Minerals, Ltd., 6.875%, 3/1/26(1)		3,500	$3,036,250
Yamana Gold, Inc., 4.625%, 12/15/27		4,540	4,211,515
			$7,247,765

Oil & Gas — 3.2%
Gran Tierra Energy International Holdings, Ltd., 6.25%, 2/15/25(1)		4,900	$4,704,000

Security	Principal Amount* (000’s omitted)		Value

Oil & Gas (continued)
Petrobras Global Finance B.V., 5.625%, 5/20/43		3,745	$3,113,031
Petrobras Global Finance B.V., 5.75%, 2/1/29		1,300	1,205,750
YPF SA, 7.00%, 12/15/47(1)		5,230	3,991,536
			$13,014,317

Pharmaceuticals — 1.3%
Teva Pharmaceutical Finance Netherlands III B.V., 3.15%, 10/1/26		3,640	$2,970,495
Teva Pharmaceutical Finance Netherlands III B.V., 4.10%, 10/1/46		3,125	2,147,801
			$5,118,296

Transportation — 1.1%
JSL Europe SA, 7.75%, 7/26/24(1)		4,725	$4,384,800
			$4,384,800

Total Foreign Corporate Bonds (identified cost $79,093,850)			$75,299,533

Foreign Government Bonds — 27.5%

Security		Principal Amount* (000’s omitted)	Value

Argentina — 0.5%
Republic of Argentina, 6.875%, 1/11/48		2,785	$2,067,863
			$2,067,863

Australia — 2.4%
Queensland Treasury Corp., 5.50%, 6/21/21(2)	AUD	12,360	$9,482,083
			$9,482,083

Brazil — 3.5%
Nota do Tesouro Nacional, 10.00%, 1/1/25	BRL	50,590	$13,828,477
			$13,828,477

Canada — 7.0%
Canada Housing Trust, 1.25%, 6/15/21(1)	CAD	17,620	$12,982,009
Canada Housing Trust, 3.80%, 6/15/21(1)	CAD	3,480	2,734,805
Canadian Government Bond, 0.75%, 3/1/21	CAD	16,830	12,332,071
			$28,048,885

8	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Malaysia — 2.3%
Malaysia Government Bond, 3.441%, 2/15/21	MYR	39,385	$9,383,503
			$9,383,503

Mexico — 3.7%
Mexican Bonos, 7.75%, 5/29/31	MXN	334,510	$15,026,993
			$15,026,993

Norway — 1.4%
Kommunalbanken AS, 5.00%, 3/28/19	NZD	8,300	$5,481,428
			$5,481,428

Supranational — 6.0%
European Bank for Reconstruction & Development, 7.375%, 4/15/19	IDR	64,080,000	$4,164,663
European Investment Bank, 7.20%, 7/9/19(1)	IDR	62,670,000	4,086,896
European Investment Bank, 7.20%, 7/9/19(1)	IDR	64,010,000	4,174,282
International Bank for Reconstruction & Development, 3.50%, 1/22/21	NZD	4,960	3,322,784
International Finance Corp., 6.30%, 11/25/24	INR	420,000	5,351,315
International Finance Corp., 7.45%, 11/8/21	INR	207,310	2,798,041
			$23,897,981

Turkey — 0.2%
Turkey Government Bond, 13.00%, 11/13/19	TRY	5,940	$974,485
			$974,485

Uruguay — 0.5%
Republic of Uruguay, 8.50%, 3/15/28(1)	UYU	71,170	$1,865,190
			$1,865,190

Total Foreign Government Bonds (identified cost $120,437,938)			$110,056,888

Convertible Bonds — 3.2%

Security	Principal Amount (000’s omitted)		Value

Oil & Gas — 3.2%
Ascent Resources-Utica, LLC/ARU Finance Corp., 6.50%, 3/1/21(1)(5)		$4,016	$5,618,738
Nabors Industries, Inc., 0.75%, 1/15/24		9,565	7,170,947

Total Convertible Bonds (identified cost $11,166,946)			$12,789,685

Asset-Backed Securities — 0.2%
Security	Principal Amount (000’s omitted)	Value
Thunderbolt Aircraft Lease, Ltd., Series 2017-A, Class B, 5.75% to 4/15/24 and 7.75% thereafter, 5/17/32(1)(6)	$881	$903,792

Total Asset-Backed Securities (identified cost $875,214)		$903,792

Commercial Mortgage-Backed Securities — 4.7%
Security	Principal Amount (000’s omitted)	Value
CFCRE Commercial Mortgage Trust
Series 2016-C7, Class D, 4.435%, 12/10/54(1)(7)	$2,000	$1,766,690
JPMBB Commercial Mortgage Securities Trust
Series 2015-C29, Class D, 3.678%, 5/15/48(7)	2,500	2,073,969
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(7)	3,685	3,031,006
Wells Fargo Commercial Mortgage Trust
Series 2015-C26, Class D, 3.586%, 2/15/48(1)	3,386	2,916,295
Series 2015-C31, Class D, 3.852%, 11/15/48	3,900	3,338,225
Series 2016-C35, Class D, 3.142%, 7/15/48(1)	3,400	2,734,527
WF-RBS Commercial Mortgage Trust
Series 2014-C24, Class D, 3.692%, 11/15/47(1)	4,025	2,959,495

Total Commercial Mortgage-Backed Securities (identified cost $17,059,473)		$18,820,207

Senior Floating-Rate Loans — 0.7%(8)
Borrower/ Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services — 0.0%(9)
Education Management, LLC, Term Loan, 0.00%, Maturing 7/2/20(10)(11)	$442	$0
Education Management, LLC, Term Loan, 0.00%, Maturing 7/2/20(10)(11)	197	37,085
		$37,085

Health Care — 0.7%
BioClinica, Inc., Term Loan, 6.75%, (3 mo. USD LIBOR + 4.25%), Maturing 10/20/23	$2,704	$2,568,536
		$2,568,536

Total Senior Floating-Rate Loans (identified cost $3,289,964)		$2,605,621

9	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Portfolio of Investments — continued

Common Stocks — 4.6%
Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp.(10)(12)(13)	2,788,966	$0
		$0

Home Builders — 0.9%
Lennar Corp., Class A	80,839	$3,474,460
		$3,474,460

Media — 0.7%
Walt Disney Co. (The)	23,750	$2,727,213
		$2,727,213

Mining — 0.5%
Newmont Mining Corp.	63,100	$1,951,052
		$1,951,052

Miscellaneous Manufacturing — 0.3%
Toshiba Corp.	33,200	$995,089
		$995,089

Oil & Gas — 1.1%
Frontera Energy Corp.(12)	170,960	$2,227,609
Royal Dutch Shell PLC, Class B, ADR	30,816	2,024,919
Sable Permian Resources, LLC(10)(12)(13)	11,719,991	234,400
		$4,486,928

Semiconductors — 0.6%
Intel Corp.	51,983	$2,436,963
		$2,436,963

Transportation — 0.5%
A.P. Moller - Maersk A/S, Class B	1,735	$2,189,934
		$2,189,934

Total Common Stocks (identified cost $37,092,868)		$18,261,639

Convertible Preferred Stocks — 3.7%
Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1, 7.50%(10)(12)(13)	3,103	$0
		$0

Diversified Financial Services — 0.6%
AMG Capital Trust II, 5.15%	46,300	$2,460,896
		$2,460,896

Oil & Gas — 2.2%
Chesapeake Energy Corp., 5.75%	14,865	$8,694,400
		$8,694,400

Pharmaceuticals — 0.9%
Teva Pharmaceutical Industries, Ltd., 7.00%	9,020	$3,452,405
		$3,452,405

Total Convertible Preferred Stocks (identified cost $20,042,000)		$14,607,701

Preferred Stocks — 0.8%
Security	Shares	Value

Pipelines — 0.3%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(3)	56	$1,180,048
		$1,180,048

Real Estate Investment Trusts (REITs) — 0.5%
CBL & Associates Properties, Inc., Series D, 7.375%	52,150	$800,503
CBL & Associates Properties, Inc., Series E, 6.625%	84,690	1,218,689
		$2,019,192

Total Preferred Stocks (identified cost $3,700,344)		$3,199,240

Warrants — 0.0%
Security	Shares	Value

Oil & Gas — 0.0%
Sable Permian Resources, LLC, Exp. 5/2/22(10)(12)(13)	1,938,645	$0

Total Warrants (identified cost $0)		$0

10	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Portfolio of Investments — continued

Short-Term Investments — 7.0%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(14)	27,977,204	$27,974,406

Total Short-Term Investments (identified cost $27,977,737)		$27,974,406

Total Investments — 98.9% (identified cost $440,037,557)		$395,029,461

Other Assets, Less Liabilities — 1.1%		$4,482,044

Net Assets — 100.0%		$399,511,505

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $106,341,587 or 26.6% of the Fund’s net assets.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $16,240,781 or 4.1% of the Fund’s net assets.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(5)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(6)	Multi-step coupon security.

(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2018.

(8)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(9)	Amount is less than 0.05%.

(10)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(11)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(12)	Non-income producing security.

(13)	Security was acquired in connection with a restructuring of a Senior Loan or bond and may be subject to restrictions on resale.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Country Concentration of Portfolio (based on country of risk)
Country	Percentage of Net Assets	Value
United States	49.8%	$198,783,084
Brazil	11.8	47,282,964
Canada	8.2	32,752,885
Mexico	6.3	24,982,054
Supranational	6.0	23,897,981
Australia	4.1	16,240,781
Malaysia	2.3	9,383,503
Israel	2.1	8,570,701
Argentina	1.5	6,059,399
Norway	1.4	5,481,428
Trinidad and Tobago	1.3	5,148,567
Zambia	0.8	3,036,250
Colombia	0.6	2,227,609
Denmark	0.5	2,189,934
Netherlands	0.5	2,024,919
Italy	0.5	2,008,801
Uruguay	0.5	1,865,190
Chile	0.3	1,123,837
Japan	0.2	995,089
Turkey	0.2	974,485
Total Investments	98.9%	$395,029,461

11	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Portfolio of Investments — continued

Currency Concentration of Portfolio
Currency	Percentage of Net Assets	Value
United States Dollar	63.9%	$255,281,203
Canadian Dollar	7.0	28,048,885
Australian Dollar	6.6	26,503,826
New Zealand Dollar	5.1	20,356,679
Mexican Peso	3.7	15,026,993
Brazilian Real	3.5	13,828,477
Indonesian Rupiah	3.1	12,425,841
Malaysian Ringgit	2.3	9,383,503
Indian Rupee	2.0	8,149,356
Other currency, less than 1% each	1.7	6,024,698
Total Investments	98.9%	$395,029,461

Abbreviations:

ADR	–	American Depositary Receipt
LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar
TRY	–	New Turkish Lira
USD	–	United States Dollar
UYU	–	Uruguayan Peso

12	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $412,059,820)	$367,055,055
Affiliated investment, at value (identified cost, $27,977,737)	27,974,406
Dividends receivable	216,918
Interest receivable	5,210,701
Dividends receivable from affiliated investment	61,295
Receivable for Fund shares sold	588,977
Tax reclaims receivable	24,576
Receivable from affiliate	52,064
Total assets	$401,183,992

Liabilities
Payable for Fund shares redeemed	$1,202,743
Payable to affiliate:
Investment adviser and administration fee	192,769
Distribution and service fees	73,156
Trustees’ fees	1,645
Accrued expenses	202,174
Total liabilities	$1,672,487
Net Assets	$399,511,505

Sources of Net Assets
Paid-in capital	$630,526,048
Accumulated loss	(231,014,543)
Total	$399,511,505

13	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Statement of Assets and Liabilities — continued

Class A Shares	October 31, 2018
Net Assets	$52,304,233
Shares Outstanding	5,182,252
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.09
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.59

Class C Shares
Net Assets	$69,962,716
Shares Outstanding	6,948,726
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.07

Class I Shares
Net Assets	$255,800,262
Shares Outstanding	25,344,424
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.09

Class R Shares
Net Assets	$1,129,345
Shares Outstanding	112,034
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.08

Class R6 Shares
Net Assets	$20,314,949
Shares Outstanding	2,011,715
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.10

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

14	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income	$6,718,745
Interest and other income allocated from Portfolio (net of foreign taxes, $951)	12,849,464
Dividends	396,209
Dividends allocated from Portfolio (net of foreign taxes, $35,365)	1,853,276
Dividends from affiliated investment	310,624
Expenses allocated from Portfolio	(1,829,447)
Total investment income	$20,298,871

Expenses
Investment adviser and administration fee	$830,242
Distribution and service fees
Class A	156,742
Class C	822,232
Class R	5,142
Trustees’ fees and expenses	11,527
Custodian fee	69,865
Transfer and dividend disbursing agent fees	296,229
Legal and accounting services	51,036
Printing and postage	48,975
Registration fees	65,336
Miscellaneous	26,201
Total expenses	$2,383,527

Net investment income	$17,915,344

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,407,911
Investment transactions allocated from Portfolio	(18,547,559)
Investment transactions — affiliated investment	1,624
Foreign currency transactions	(97,334)
Foreign currency transactions allocated from Portfolio	(165,987)
Forward foreign currency exchange contracts allocated from Portfolio	(8,775)
Net realized loss	$(17,410,120)
Change in unrealized appreciation (depreciation) —
Investments	$(14,677,697)
Investments allocated from Portfolio (including net decrease in accrued foreign capital gains taxes of $13,807)	4,603,261
Investments — affiliated investment	(3,331)
Foreign currency	(9,835)
Foreign currency allocated from Portfolio	16,948
Forward foreign currency exchange contracts allocated from Portfolio	1,021
Net change in unrealized appreciation (depreciation)	$(10,069,633)

Net realized and unrealized loss	$(27,479,753)

Net decrease in net assets from operations	$(9,564,409)

15	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$17,915,344	$23,048,107
Net realized loss	(17,410,120)	(17,443,133)
Net change in unrealized appreciation (depreciation)	(10,069,633)	58,327,112
Net increase (decrease) in net assets from operations	$(9,564,409)	$63,932,086
Distributions to shareholders(1)
Class A	$(2,269,978)	$(2,971,580)
Class C	(2,443,190)	(2,577,098)
Class I	(11,237,811)	(11,607,512)
Class R	(35,839)	(25,964)
Class R6	(780,030)	(253,903)
Total distributions to shareholders	$(16,766,848)	$(17,436,057)
Tax return of capital to shareholders
Class A	$(312,357)	$—
Class C	(334,947)	—
Class I	(1,558,726)	—
Class R	(5,072)	—
Class R6	(110,595)	—
Total tax return of capital to shareholders	$(2,321,697)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$9,102,311	$15,943,105
Class C	4,324,970	6,352,281
Class I	76,127,603	140,648,915
Class R	489,853	803,300
Class R6	14,768,328	4,406,408
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,979,734	2,462,729
Class C	2,365,219	2,063,317
Class I	11,344,177	9,691,291
Class R	40,911	25,964
Class R6	789,524	65,440
Cost of shares redeemed
Class A	(24,878,255)	(106,611,554)
Class C	(24,011,658)	(49,439,626)
Class I	(130,472,072)	(202,529,643)
Class R	(308,855)	(1,187,694)
Class R6	(2,669,727)	(1,176,036)
Net decrease in net assets from Fund share transactions	$(61,007,937)	$(178,481,803)

Net decrease in net assets	$(89,660,891)	$(131,985,774)

Net Assets
At beginning of year	$489,172,396	$621,158,170
At end of year	$399,511,505	$489,172,396 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $1,317,488 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

16	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$10.790		$9.960	$9.350	$11.030	$10.510

Income (Loss) From Operations
Net investment income(1)	$0.414		$0.459	$0.443	$0.432	$0.330
Net realized and unrealized gain (loss)	(0.670)		0.717	0.438 (2)	(1.776)	0.557

Total income (loss) from operations	$(0.256)		$1.176	$0.881	$(1.344)	$0.887

Less Distributions
From net investment income	$(0.390)		$(0.346)	$(0.139)	$(0.309)	$(0.338)
From net realized gain	—		—	—	(0.022)	(0.029)
Tax return of capital	(0.054)		—	(0.132)	(0.005)	—

Total distributions	$(0.444)		$(0.346)	$(0.271)	$(0.336)	$(0.367)

Net asset value — End of year	$10.090		$10.790	$9.960	$9.350	$11.030

Total Return(3)	(2.50)%		11.91%	9.76%	(12.43)%	8.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,304		$69,945	$148,722	$280,596	$449,901
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.96%		0.97%	0.97%	0.95%	0.94%
Net investment income	3.88%		4.37%	4.87%	4.14%	2.98%
Portfolio Turnover of the Portfolio(6)	33%		44%	74%	45%	46%
Portfolio Turnover of the Fund	7	%(7)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from June 25, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

17	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$10.760		$9.930	$9.330	$11.000	$10.500

Income (Loss) From Operations
Net investment income(1)	$0.333		$0.366	$0.370	$0.356	$0.245
Net realized and unrealized gain (loss)	(0.660)		0.730	0.432 (2)	(1.767)	0.556

Total income (loss) from operations	$(0.327)		$1.096	$0.802	$(1.411)	$0.801

Less Distributions
From net investment income	$(0.318)		$(0.266)	$(0.108)	$(0.233)	$(0.272)
From net realized gain	—		—	—	(0.022)	(0.029)
Tax return of capital	(0.045)		—	(0.094)	(0.004)	—

Total distributions	$(0.363)		$(0.266)	$(0.202)	$(0.259)	$(0.301)

Net asset value — End of year	$10.070		$10.760	$9.930	$9.330	$11.000

Total Return(3)	(3.15)%		11.10%	8.84%	(13.03)%	7.69%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$69,963		$92,298	$124,153	$186,668	$226,907
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.71%		1.72%	1.72%	1.70%	1.69%
Net investment income	3.13%		3.48%	4.08%	3.44%	2.21%
Portfolio Turnover of the Portfolio(6)	33%		44%	74%	45%	46%
Portfolio Turnover of the Fund	7	%(7)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from June 25, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

18	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$10.790		$9.960	$9.350	$11.030	$10.510

Income (Loss) From Operations
Net investment income(1)	$0.441		$0.467	$0.465	$0.456	$0.357
Net realized and unrealized gain (loss)	(0.670)		0.737	0.440 (2)	(1.774)	0.554

Total income (loss) from operations	$(0.229)		$1.204	$0.905	$(1.318)	$0.911

Less Distributions
From net investment income	$(0.413)		$(0.374)	$(0.151)	$(0.335)	$(0.362)
From net realized gain	—		—	—	(0.022)	(0.029)
Tax return of capital	(0.058)		—	(0.144)	(0.005)	—

Total distributions	$(0.471)		$(0.374)	$(0.295)	$(0.362)	$(0.391)

Net asset value — End of year	$10.090		$10.790	$9.960	$9.350	$11.030

Total Return(3)	(2.25)%		12.21%	10.04%	(12.21)%	8.77%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$255,800		$317,077	$341,902	$666,562	$1,135,342
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.71%		0.72%	0.72%	0.70%	0.69%
Net investment income	4.13%		4.41%	5.11%	4.36%	3.22%
Portfolio Turnover of the Portfolio(6)	33%		44%	74%	45%	46%
Portfolio Turnover of the Fund	7	%(7)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from June 25, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

19	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Financial Highlights — continued

	Class R
	Year Ended October 31,				Period Ended October 31, 2015(1)
	2018		2017	2016
Net asset value — Beginning of period	$10.780		$9.950	$9.360	$11.000

Income (Loss) From Operations
Net investment income(2)	$0.390		$0.416	$0.377	$0.466
Net realized and unrealized gain (loss)	(0.672)		0.733	0.470 (3)	(1.805)

Total income (loss) from operations	$(0.282)		$1.149	$0.847	$(1.339)

Less Distributions
From net investment income	$(0.367)		$(0.319)	$(0.136)	$(0.275)
From net realized gain	—		—	—	(0.022)
Tax return of capital	(0.051)		—	(0.121)	(0.004)

Total distributions	$(0.418)		$(0.319)	$(0.257)	$(0.301)

Net asset value — End of period	$10.080		$10.780	$9.950	$9.360

Total Return(4)	(2.74)%		11.64%	9.35%	(12.40	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,129		$978	$1,260	$26
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.21%		1.22%	1.21%	1.20	%(8)
Net investment income	3.67%		3.95%	3.99%	5.04	%(8)
Portfolio Turnover of the Portfolio(9)	33%		44%	74%	45	%(10)
Portfolio Turnover of the Fund	7	%(11)	—	—	—

(1)	For the period from the commencement of operations on November 12, 2014 to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	For the Portfolio’s year ended October 31, 2015.

(11)	For the period from June 25, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

20	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Financial Highlights — continued

	Class R6
	Year Ended October 31,				Period Ended October 31, 2015(1)
	2018		2017	2016
Net asset value — Beginning of period	$10.800		$9.970	$9.360	$11.000

Income (Loss) From Operations
Net investment income(2)	$0.450		$0.461	$0.467	$0.490
Net realized and unrealized gain (loss)	(0.672)		0.750	0.444 (3)	(1.760)

Total income (loss) from operations	$(0.222)		$1.211	$0.911	$(1.270)

Less Distributions
From net investment income	$(0.419)		$(0.381)	$(0.153)	$(0.343)
From net realized gain	—		—	—	(0.022)
Tax return of capital	(0.059)		—	(0.148)	(0.005)

Total distributions	$(0.478)		$(0.381)	$(0.301)	$(0.370)

Net asset value — End of period	$10.100		$10.800	$9.970	$9.360

Total Return(4)	(2.18)%		12.26%	10.10%	(11.82	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,315		$8,874	$5,121	$5,858
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	0.65%		0.66%	0.65%	0.64	%(8)
Net investment income	4.23%		4.33%	5.13%	5.00	%(8)
Portfolio Turnover of the Portfolio(9)	33%		44%	74%	45	%(10)
Portfolio Turnover of the Fund	7	%(11)	—	—	—

(1)	For the period from the commencement of operations on November 12, 2014 to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	For the Portfolio’s year ended October 31, 2015.

(11)	For the period from June 25, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

21	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multisector Income Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. Prior to the close of business on June 22, 2018, the Fund invested all of its investable assets in interests in Multisector Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on June 22, 2018, the Fund received its pro-rata share of net assets from the Portfolio as part of the termination of the Portfolio. As of June 25, 2018, the next business day, the Fund invests its assets directly. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported

22

Eaton Vance

Multisector Income Fund

October 31, 2018

Notes to Financial Statements — continued

trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Prior to the close of business on June 22, 2018, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into

23

Eaton Vance

Multisector Income Fund

October 31, 2018

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$16,766,848	$17,436,057
Tax return of capital	$2,321,697	$—

During the year ended October 31, 2018, accumulated loss was increased by $490,210 and paid-in capital was increased by $490,210 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(184,459,020)
Net unrealized depreciation	$(46,555,523)

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $184,459,020 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $184,459,020 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$441,501,633

Gross unrealized appreciation	$9,114,751
Gross unrealized depreciation	(55,586,923)

Net unrealized depreciation	$(46,472,172)

24

Eaton Vance

Multisector Income Fund

October 31, 2018

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets up to $1 billion, 0.53% from $1 billion but less than $2.5 billion, 0.51% from $2.5 billion but less than $5 billion and 0.50% of average daily net assets of $5 billion and over, and is payable monthly. Prior to the close of business on June 22, 2018, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s investment adviser fee. The Portfolio paid advisory fees to Boston Management and Research (BMR), a subsidiary of EVM, on the same fee schedule as that of the Fund as described above. For the year ended October 31, 2018, the Fund’s allocated portion of the investment adviser fee paid by the Portfolio amounted to $1,685,896 and the investment adviser and administration fee paid by the Fund amounted to $830,242. For the year ended October 31, 2018, the Fund’s investment adviser and administration fee, including the investment adviser fee allocated from the Portfolio, was 0.55% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $11,644 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,052 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $156,742 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $616,674 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2018, the Fund paid or accrued to EVD $2,571 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $205,558 and $2,571 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund, for the period from November 1, 2017 through June 22, 2018 aggregated $132,907,713 and $157,255,883, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments transferred from the Portfolio, for the period from June 25, 2018 through October 31, 2018 aggregated $25,903,403 and $32,022,552, respectively. Increases and decreases in the Fund’s investment in the Portfolio for the period from November 1, 2017 through June 22, 2018 were $14,369,400 and $503,152,697, respectively. Included in decreases is $438,478,703, representing the Fund’s interest in the Portfolio as of the close of business on June 22, 2018, which was exchanged for the Fund’s pro-rata share of net assets of

25

Eaton Vance

Multisector Income Fund

October 31, 2018

Notes to Financial Statements — continued

the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $468,879,287 was carried forward to the net assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2018, there were no obligations outstanding under these financial instruments.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2018, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to the counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by the counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(8,775)	$1,021

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts allocated from Portfolio.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts allocated from Portfolio.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2018, including forward foreign currency exchange contracts entered into by both the Fund and the Portfolio during the period the Fund was investing in the Portfolio, which is indicative of the volume of this derivative type, was approximately $256,000.

26

Eaton Vance

Multisector Income Fund

October 31, 2018

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	847,235	1,509,444
Issued to shareholders electing to receive payments of distributions in Fund shares	186,313	233,270
Redemptions	(2,333,648)	(10,197,917)

Net decrease	(1,300,100)	(8,455,203)

	Year Ended October 31,
Class C	2018	2017

Sales	407,055	604,232
Issued to shareholders electing to receive payments of distributions in Fund shares	223,161	194,327
Redemptions	(2,256,061)	(4,722,356)

Net decrease	(1,625,845)	(3,923,797)

	Year Ended October 31,
Class I	2018	2017

Sales	7,097,633	13,371,201
Issued to shareholders electing to receive payments of distributions in Fund shares	1,068,353	910,165
Redemptions	(12,206,594)	(19,226,102)

Net decrease	(4,040,608)	(4,944,736)

	Year Ended October 31,
Class R	2018	2017

Sales	46,152	76,523
Issued to shareholders electing to receive payments of distributions in Fund shares	3,867	2,448
Redemptions	(28,766)	(114,852)

Net increase (decrease)	21,253	(35,881)

	Year Ended October 31,
Class R6	2018	2017

Sales	1,365,686	413,459
Issued to shareholders electing to receive payments of distributions in Fund shares	74,678	6,043
Redemptions	(250,472)	(111,497)

Net increase	1,189,892	308,005

27

Eaton Vance

Multisector Income Fund

October 31, 2018

Notes to Financial Statements — continued

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28

Eaton Vance

Multisector Income Fund

October 31, 2018

Notes to Financial Statements — continued

At October 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Corporate Bonds & Notes	$—	$110,510,749		$—	$110,510,749
Foreign Corporate Bonds	—	75,299,533		—	75,299,533
Foreign Government Bonds	—	110,056,888		—	110,056,888
Convertible Bonds	—	12,789,685		—	12,789,685
Asset-Backed Securities	—	903,792		—	903,792
Commercial Mortgage-Backed Securities	—	18,820,207		—	18,820,207
Senior Floating-Rate Loans	—	2,568,536		37,085	2,605,621
Common Stocks	14,842,216	3,185,023	**	234,400	18,261,639
Convertible Preferred Stocks	—	14,607,701		0	14,607,701
Preferred Stocks	3,199,240	—		—	3,199,240
Warrants	—	—		0	0
Short-Term Investments	—	27,974,406		—	27,974,406

Total Investments	$18,041,456	$376,716,520		$271,485	$395,029,461

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

29

Eaton Vance

Multisector Income Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Multisector Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multisector Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

30

Eaton Vance

Multisector Income Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2018, the Fund designates approximately $1,486,294, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 7.02% qualifies for the corporate dividends received deduction.

31

Eaton Vance

Multisector Income Fund

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Multisector Income Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

Nominee for Trustee	Number of Shares
	For	Withheld
Mark R. Fetting	35,925,866	228,317
Keith Quinton	35,913,438	240,746
Marcus L. Smith	35,925,866	228,317
Susan J. Sutherland	35,926,343	227,841
Scott E. Wennerholm	35,925,776	228,407

Results are rounded to the nearest whole number.

32

Eaton Vance

Multisector Income Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

33

Eaton Vance

Multisector Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

34

Eaton Vance

Multisector Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

13991    10.31.18

Eaton Vance

Short Duration Inflation- Protected Income Fund

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2018

Eaton Vance

Short Duration Inflation-Protected Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Special Meeting of Shareholders	27

Management and Organization	28

Important Notices	31

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2018, short-term Treasury Inflation Protected Securities (TIPS) posted modest gains, as measured by the ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index (the Index),2 which returned 0.15%.

The period was characterized by a sharp rise in real interest rates — nominal interest rates adjusted for inflation — and stronger inflation. The U.S. economy accelerated during the period, fueled by lower corporate tax rates and increased government spending. As lawmakers cut taxes, the U.S. Federal Reserve (the Fed) raised short-term interest rates on four occasions and reduced its bond portfolio during the period. The Fed’s policies, along with general market confidence in the U.S. economy, pushed real interest rates higher throughout the fiscal year.

Inflation expectations jumped during the first half of the period, lifted by strength in the global economy, trade tariffs, U.S. tax cuts, and rallies in both crude oil and commodities. However, inflation expectations eased over the summer of 2018 on signs that global growth was slowing, and then fell significantly in October as crude oil prices weakened. The consumer price index (CPI) rose 2.5% during the period, driven by strength in energy and service-sector inflation. Core CPI — which excludes food and energy prices — increased 2.1% during the period, compared to a 1.8% rise the previous fiscal year.

During the period, five-year real interest rates increased 0.90%, and five-year TIPS breakevens (i.e., the inflation rate expected by the market) widened 0.06%.

Fund Performance

For the fiscal year ended October 31, 2018, the Eaton Vance Short Duration Inflation-Protected Income Fund (the Fund) Class A shares at net asset value (NAV) returned 1.14%. The Fund outperformed its benchmark, the Index, which returned 0.15% during the same period.

The Fund seeks to generate a real return (total return less the estimated cost of inflation) by investing in a combination of “inflation protected” instruments, including TIPS, floating-rate bank loans, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), CPI swaps, and swaps based on other measures of inflation. Bank loans, CMBS, ABS,

CPI swaps, and swaps based on inflation measures are not represented in the Index.

During the fiscal year, TIPS accrued a 2.70% inflation rate, which increased their principal value. This accrual, combined with positive real yields, more than compensated for the increase in real interest rates, resulting in a positive total return for the Index. As a result of security selection decisions, the TIPS in the Fund had a higher yield than those in the Index. This yield advantage caused the Fund’s TIPS to slightly outperform the TIPS in the Index during the period.

The Fund’s exposure to floating-rate bank loans was the single largest contributor to its outperformance of the Index, as coupon income and strong credit fundamentals drove solid total returns in bank loans. The Fund’s strategy of swapping nominal interest payments for payments based on changes in CPI or other measures of inflation also boosted its return relative to the Index, as did the Fund’s allocations to CMBS and ABS. While rising Treasury rates were a headwind for CMBS and ABS, the Fund’s CMBS and ABS still generated higher returns than the Index during the period.

As of period end, the Fund had a 50.6% allocation to TIPS, a 25.1% allocation to floating-rate bank loans, a 20.3% allocation to CMBS and ABS, and a 4.0% allocation to cash. During the period, in keeping with the Fund’s principal investment strategy of investing at least 80% of its net assets in “inflation protected” instruments, interest rate payments on both the bank loans and CMBS were largely swapped for payments based on changes in the CPI or other measures of inflation.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Performance2,3

Portfolio Managers Thomas H. Luster, CFA and Stewart D. Taylor

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	04/01/2010	04/01/2010	1.14%	1.04%	1.95%
Class A with 2.25% Maximum Sales Charge	—	—	–1.17	0.59	1.68
Class C at NAV	04/01/2010	04/01/2010	0.31	0.28	1.18
Class C with 1% Maximum Sales Charge	—	—	–0.68	0.28	1.18
Class I at NAV	04/01/2010	04/01/2010	1.37	1.29	2.19
ICE BofAML 1–5 Year U.S. Inflation-Linked Treasury Index	—	—	0.15%	0.47%	1.31%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.99%	1.74%	0.73%
Net			0.84	1.59	0.59

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/01/2010	$11,057	N.A.
Class I	$250,000	04/01/2010	$301,100	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Fund Profile5

Asset Allocation (% of total investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation-Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund invests in one or more affiliated investment companies (Portfolios) and also invests directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests.

[6]

Total investments includes the Fund’s investment in the Portfolio and the Fund’s direct investments in securities and derivatives. Derivative positions are reflected at their unrealized appreciation (depreciation). Other, if any, represents any investment type less than 1% of total investments.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/18)	Ending Account Value (10/31/18)	Expenses Paid During Period* (5/1/18 – 10/31/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,004.50	$4.40	**	0.87%
Class C	$1,000.00	$1,000.10	$8.17	**	1.62%
Class I	$1,000.00	$1,005.70	$3.13	**	0.62%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.43	**	0.87%
Class C	$1,000.00	$1,017.00	$8.24	**	1.62%
Class I	$1,000.00	$1,022.10	$3.16	**	0.62%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2018. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Portfolio of Investments

Investment in Affiliated Portfolio — 25.0%
Description	Value
Senior Debt Portfolio (identified cost, $81,048,303)	$81,241,924

Total Investment in Affiliated Portfolio (identified cost $81,048,303)	$81,241,924

U.S. Treasury Obligations — 50.5%
Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Inflation-Protected Notes:
0.125%, 4/15/19(1)	$1,076	$1,066,750
0.125%, 4/15/20(1)	23,687	23,282,432
0.125%, 4/15/21(1)	21,277	20,738,413
0.125%, 1/15/22(1)	22,280	21,625,730
0.125%, 4/15/22(1)	20,736	20,042,042
0.125%, 7/15/22(1)	2,193	2,128,174
0.125%, 1/15/23(1)	18,570	17,875,933
0.625%, 7/15/21(1)	3,356	3,327,909
0.625%, 4/15/23(1)	10,151	9,957,298
0.625%, 1/15/24(1)	10,806	10,577,134
1.125%, 1/15/21(1)	17,289	17,302,444
1.375%, 1/15/20(1)	11,660	11,688,670
2.375%, 1/15/25(1)	4,013	4,325,324

Total U.S. Treasury Obligations (identified cost $167,469,440)		$163,938,253

Commercial Mortgage-Backed Securities — 0.6%
Security	Principal Amount (000’s omitted)	Value
Motel 6 Trust
Series 2017-MTL6, Class A, 3.20%, (1 mo. USD LIBOR + 0.92%), 8/15/34(2)(3)	$1,933	$1,934,470

Total Commercial Mortgage-Backed Securities (identified cost $1,933,388)		$1,934,470

Asset-Backed Securities — 19.6%
Security	Principal Amount (000’s omitted)	Value
American Credit Acceptance Receivables Trust
Series 2016-3, Class B, 2.87%, 8/12/22(2)	$3,051	$3,051,180
Series 2017-4, Class A, 2.00%, 7/10/20(2)	199	198,431

Security	Principal Amount (000’s omitted)	Value
AmeriCredit Automobile Receivables Trust
Series 2016-2, Class A3, 1.60%, 11/9/20	$2,240	$2,236,322
Series 2017-2, Class A2A, 1.65%, 9/18/20	239	238,190
Avis Budget Rental Car Funding, LLC
Series 2014-1A, Class A, 2.46%, 7/20/20(2)	1,000	997,210
BMW Vehicle Lease Trust
Series 2016-2, Class A3, 1.43%, 9/20/19	511	510,036
CarMax Auto Owner Trust
Series 2017-2, Class A3, 1.93%, 3/15/22	1,400	1,382,170
Chesapeake Funding Il, LLC
Series 2017-4A, Class A1, 2.12%, 11/15/29(2)	4,370	4,313,170
CNH Equipment Trust
Series 2016-C, Class A3, 1.44%, 12/15/21	422	416,590
Series 2017-A, Class A3, 2.07%, 5/16/22	1,365	1,350,503
Conn Funding II L.P.
Series 2017-B, Class A, 2.73%, 7/15/20(2)	77	76,890
Consumer Loan Underlying Bond Credit Trust
Series 2017-P1, Class A, 2.42%, 9/15/23(2)	1,556	1,551,592
Credit Acceptance Auto Loan Trust
Series 2015-2A, Class B, 3.04%, 8/15/23(2)	217	217,446
Series 2017-2A, Class A, 2.55%, 2/17/26(2)	4,452	4,418,351
Dell Equipment Finance Trust
Series 2017-1, Class A2, 1.86%, 6/24/19(2)	10	10,477
Enterprise Fleet Financing, LLC
Series 2016-1, Class A2, 1.83%, 9/20/21(2)	78	77,770
Series 2017-1, Class A2, 2.13%, 7/20/22(2)	3,825	3,803,233
Exeter Automobile Receivables Trust
Series 2017-1A, Class A, 1.96%, 3/15/21(2)	782	780,623
First Investors Auto Owner Trust
Series 2016-2A, Class A1, 1.53%, 11/16/20(2)	32	31,579
Series 2017-1A, Class A1, 1.69%, 4/15/21(2)	333	332,302
Ford Credit Auto Owner Trust
Series 2014-1, Class B, 2.41%, 11/15/25(2)	400	398,842
Series 2017-A, Class A3, 1.67%, 6/15/21	1,000	990,566
Foundation Finance Trust
Series 2017-1A, Class A, 3.30%, 7/15/33(2)	1,304	1,291,724
Hertz Fleet Lease Funding, L.P.
Series 2017-1, Class A2, 2.13%, 4/10/31(2)	4,016	3,990,690
Invitation Homes Trust
Series 2018-SFR1, Class A, 2.99%, (1 mo. USD LIBOR + 0.70%), 3/17/37(2)(3)	804	804,090
Marlette Funding Trust
Series 2018-1A, Class A, 2.61%, 3/15/28(2)	3,698	3,685,256
Mercedes-Benz Auto Lease Trust
Series 2016-B, Class A3, 1.35%, 8/15/19	321	320,594
OneMain Direct Auto Receivables Trust
Series 2017-2A, Class A, 2.31%, 12/14/21(2)	2,240	2,227,782

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
OneMain Financial Issuance Trust
Series 2015-1A, Class A, 3.19%, 3/18/26(2)	$784	$785,075
Series 2016-2A, Class A, 4.10%, 3/20/28(2)	1,433	1,440,523
Series 2017-1A, Class A1, 2.37%, 9/14/32(2)	1,470	1,443,961
OSCAR US Funding Trust
Series 2017-2A, Class A2B, 2.934%, (1 mo. USD LIBOR + 0.65%), 11/10/20(2)(3)	451	451,766
Prosper Marketplace Issuance Trust
Series 2017-1A, Class A, 2.56%, 6/15/23(2)	219	218,663
Series 2017-2A, Class A, 2.41%, 9/15/23(2)	967	966,147
Series 2017-3A, Class A, 2.36%, 11/15/23(2)	760	757,688
SpringCastle America Funding LLC
Series 2016-AA, Class A, 3.05%, 4/25/29(2)	3,370	3,347,738
Springleaf Funding Trust
Series 2016-AA, Class A, 2.90%, 11/15/29(2)	6,000	5,977,562
TCF Auto Receivables Owner Trust
Series 2016-PT1A, Class A, 1.93%, 6/15/22(2)	783	774,177
Tesla Auto Lease Trust
Series 2018-A, Class A, 2.32%, 12/20/19(2)	1,295	1,290,587
Verizon Owner Trust
Series 2016-1A, Class A, 1.42%, 1/20/21(2)	745	743,006
Series 2016-1A, Class B, 1.46%, 1/20/21(2)	2,520	2,488,292
Volvo Financial Equipment, LLC
Series 2018-1A, Class A2, 2.26%, 9/15/20(2)	850	847,586
Westlake Automobile Receivables Trust
Series 2016-2A, Class C, 2.83%, 5/17/21(2)	977	976,224
World Omni Automobile Lease Securitization Trust
Series 2017-A, Class A3, 2.13%, 4/15/20	1,500	1,489,826

Total Asset-Backed Securities (identified cost $63,801,825)		$63,702,430

Short-Term Investments — 4.0%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(4)	12,976,972	$12,975,675

Total Short-Term Investments (identified cost $12,976,741)		$12,975,675

Total Investments — 99.7% (identified cost $327,229,697)		$323,792,752

Other Assets, Less Liabilities — 0.3%		$1,112,588

Net Assets — 100.0%		$324,905,340

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $56,702,103 or 17.5% of the Fund’s net assets.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	$5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.150% (pays upon termination)	3/29/20	$(13,042)
Bank of America, N.A.	7,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.940% (pays upon termination)	8/1/21	83,875
Bank of America, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.132% (pays upon termination)	4/7/22	(4,197)

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Portfolio of Investments — continued

Inflation Swaps (continued)

Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.965% (pays upon termination)	5/8/22	$44,147
Bank of America, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.784% (pays upon termination)	6/19/22	104,454
Bank of America, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.770% (pays upon termination)	6/22/22	107,802
Bank of America, N.A.	10,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.303% (pays upon termination)	6/7/23	(56,825)
Barclays Bank PLC	7,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.223% (pays upon termination)	1/18/19	1,958
Barclays Bank PLC	4,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.010% (pays upon termination)	11/28/19	18,918
Barclays Bank PLC	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.308% (pays upon termination)	2/3/20	(24,940)
Barclays Bank PLC	4,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.360% (pays upon termination)	8/26/20	109,292
Barclays Bank PLC	2,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.467% (pays upon termination)	9/14/20	43,930
Barclays Bank PLC	3,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.035% (pays upon termination)	11/21/20	17,742
Barclays Bank PLC	10,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.145% (pays upon termination)	2/2/21	1,911
Barclays Bank PLC	10,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.159% (pays upon termination)	2/20/21	(4,946)
Barclays Bank PLC	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.878% (pays upon termination)	7/3/21	65,240
Barclays Bank PLC	6,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.934% (pays upon termination)	7/20/22	88,317
Barclays Bank PLC	10,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.157% (pays upon termination)	1/9/23	24,622
Barclays Bank PLC	11,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.333% (pays upon termination)	7/3/23	(82,486)

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Portfolio of Investments — continued

Inflation Swaps (continued)

Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Citibank, N.A.	$2,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.147% (pays upon termination)	9/15/19	$(68,379)
Citibank, N.A.	3,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.860% (pays upon termination)	6/15/20	16,267
Citibank, N.A.	3,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.880% (pays upon termination)	6/18/20	13,646
Citibank, N.A.	2,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.528% (pays upon termination)	7/29/20	50,961
Citibank, N.A.	2,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.471% (pays upon termination)	8/3/21	69,345
Citibank, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.075% (pays upon termination)	9/28/22	46,846
Citibank, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.207% (pays upon termination)	1/23/23	(1,853)

							$652,605

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)	Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Depreciation

$ 5,000	Pays	3-month USD-LIBOR (pays quarterly)	1.990% (pays semi-annually)	4/7/22	$(182,848)
7,000	Pays	3-month USD-LIBOR (pays quarterly)	2.081% (pays semi-annually)	11/6/22	(242,970)
5,000	Pays	3-month USD-LIBOR (pays quarterly)	2.089% (pays semi-annually)	11/17/22	(171,037)
10,000	Pays	3-month USD-LIBOR (pays quarterly)	2.487% (pays semi-annually)	1/29/23	(188,354)

					$(785,209)

Abbreviations:

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted
LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Investment in affiliated Portfolio, at value (identified cost, $81,048,303)	$81,241,924
Unaffiliated investments, at value (identified cost, $233,204,653)	229,575,153
Affiliated investment, at value (identified cost, $12,976,741)	12,975,675
Cash	47,597
Deposits for derivatives collateral —
Centrally cleared swap contracts	406,339
Swap contracts	590,433
Interest receivable	261,652
Dividends receivable from affiliated investment	20,223
Receivable for Fund shares sold	418,131
Receivable for open swap contracts	909,273
Receivable from affiliate	45,114
Total assets	$326,491,514

Liabilities
Cash collateral due to brokers	$590,433
Payable for Fund shares redeemed	467,631
Payable for variation margin on open centrally cleared swap contracts	39,636
Payable for open swap contracts	256,668
Payable to affiliates:
Investment adviser fee	86,342
Distribution and service fees	19,494
Trustees’ fees	42
Accrued expenses	125,928
Total liabilities	$1,586,174
Net Assets	$324,905,340

Sources of Net Assets
Paid-in capital	$335,661,546
Accumulated loss	(10,756,206)
Total	$324,905,340

Class A Shares
Net Assets	$37,919,387
Shares Outstanding	3,900,134
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.72
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.94

Class C Shares
Net Assets	$13,528,169
Shares Outstanding	1,400,042
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.66

Class I Shares
Net Assets	$273,457,784
Shares Outstanding	28,151,904
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.71

On sales of $100,000 or more ($50,000 or more for certain financial intermediaries, as disclosed in an appendix to the Fund’s prospectus), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest	$5,638,071
Interest and other income allocated from affiliated Portfolio	4,105,251
Dividends from affiliated investment	93,737
Dividends allocated from affiliated Portfolio	25,957
Expenses, excluding interest expense, allocated from affiliated Portfolio	(353,783)
Interest expense allocated from affiliated Portfolio	(328,714)
Total investment income	$9,180,519

Expenses
Investment adviser fee	$930,786
Distribution and service fees
Class A	78,259
Class C	112,743
Trustees’ fees and expenses	500
Custodian fee	68,298
Transfer and dividend disbursing agent fees	158,250
Legal and accounting services	64,510
Printing and postage	32,179
Registration fees	99,993
Miscellaneous	21,860
Total expenses	$1,567,378
Deduct —
Reimbursement of expenses by affiliate	$310,070
Total expense reductions	$310,070

Net expenses	$1,257,308

Net investment income	$7,923,211

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(658,039)
Investment transactions — affiliated investment	(295)
Swap contracts	(74,552)
Net realized gain (loss) allocated from affiliated Portfolio —
Investment transactions	484,244
Foreign currency transactions	16,056
Forward foreign currency exchange contracts	300,356
Net realized gain	$67,770
Change in unrealized appreciation (depreciation) —
Investments	$(3,338,610)
Investments — affiliated investment	(1,066)
Swap contracts	(341,482)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolio —
Investments	(732,766)
Foreign currency	6,759
Forward foreign currency exchange contracts	140,500
Net change in unrealized appreciation (depreciation)	$(4,266,665)

Net realized and unrealized loss	$(4,198,895)

Net increase in net assets from operations	$3,724,316

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$7,923,211	$2,762,763
Net realized gain (loss)	67,770	(275,600)
Net change in unrealized appreciation (depreciation)	(4,266,665)	348,745
Net increase in net assets from operations	$3,724,316	$2,835,908
Distributions to shareholders(1)
Class A	$(827,953)	$(286,610)
Class C	(216,841)	(80,562)
Class I	(6,781,827)	(2,026,596)
Total distributions to shareholders	$(7,826,621)	$(2,393,768)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$33,045,649	$18,361,784
Class C	6,808,881	4,945,265
Class I	219,551,594	153,061,798
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	806,878	272,304
Class C	211,103	76,965
Class I	6,656,025	1,748,142
Cost of shares redeemed
Class A	(15,750,481)	(16,600,299)
Class C	(3,030,030)	(2,396,875)
Class I	(114,270,032)	(32,373,607)
Net increase in net assets from Fund share transactions	$134,029,587	$127,095,477

Net increase in net assets	$129,927,282	$127,537,617

Net Assets
At beginning of year	$194,978,058	$67,440,441
At end of year	$324,905,340	$194,978,058 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $455,923 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Financial Highlights

	Class A
	Year Ended October 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$9.860		$9.820		$9.670		$9.990	$10.180

Income (Loss) From Operations
Net investment income(1)	$0.254		$0.176		$0.134		$0.089	$0.125
Net realized and unrealized gain (loss)	(0.142)		0.022		0.263		(0.294)	(0.124)

Total income (loss) from operations	$0.112		$0.198		$0.397		$(0.205)	$0.001

Less Distributions
From net investment income	$(0.252)		$(0.158)		$(0.247)		$(0.115)	$(0.191)

Total distributions	$(0.252)		$(0.158)		$(0.247)		$(0.115)	$(0.191)

Net asset value — End of year	$9.720		$9.860		$9.820		$9.670	$9.990

Total Return(2)(3)	1.14%		2.03%		4.17%		(2.06)%	0.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$37,919		$20,314		$18,207		$23,849	$28,337
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	0.87	%(6)	0.86	%(6)	1.02	%(6)	0.90%	0.90%
Net investment income	2.59%		1.78%		1.39%		0.91%	1.23%
Portfolio Turnover of the Fund(7)	51%		40%		83%		74%	124%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.11%, 0.13%, 0.23%, 0.34% and 0.26% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense, including allocated from the Portfolio, of 0.12%, 0.09% and 0.12% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio(s) and purchases and sales of securities held directly by the Fund.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$9.810		$9.780		$9.630		$9.980	$10.160

Income (Loss) From Operations
Net investment income(1)	$0.179		$0.103		$0.075		$0.009	$0.046
Net realized and unrealized gain (loss)	(0.148)		0.020		0.250		(0.292)	(0.111)

Total income (loss) from operations	$0.031		$0.123		$0.325		$(0.283)	$(0.065)

Less Distributions
From net investment income	$(0.181)		$(0.093)		$(0.175)		$(0.067)	$(0.115)

Total distributions	$(0.181)		$(0.093)		$(0.175)		$(0.067)	$(0.115)

Net asset value — End of year	$9.660		$9.810		$9.780		$9.630	$9.980

Total Return(2)(3)	0.31%		1.26%		3.43%		(2.84)%	(0.65)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,528		$9,723		$7,080		$7,704	$11,390
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	1.62	%(6)	1.61	%(6)	1.77	%(6)	1.65%	1.65%
Net investment income	1.83%		1.05%		0.78%		0.09%	0.45%
Portfolio Turnover of the Fund(7)	51%		40%		83%		74%	124%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.11%, 0.13%, 0.23%, 0.34% and 0.26% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense, including allocated from the Portfolio, of 0.12%, 0.09% and 0.12% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio(s) and purchases and sales of securities held directly by the Fund.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2018		2017		2016		2015	2014
Net asset value — Beginning of year	$9.850		$9.810		$9.670		$9.990	$10.170

Income (Loss) From Operations
Net investment income(1)	$0.282		$0.205		$0.178		$0.133	$0.154
Net realized and unrealized gain (loss)	(0.147)		0.014		0.248		(0.322)	(0.119)

Total income (loss) from operations	$0.135		$0.219		$0.426		$(0.189)	$0.035

Less Distributions
From net investment income	$(0.275)		$(0.179)		$(0.286)		$(0.131)	$(0.215)

Total distributions	$(0.275)		$(0.179)		$(0.286)		$(0.131)	$(0.215)

Net asset value — End of year	$9.710		$9.850		$9.810		$9.670	$9.990

Total Return(2)(3)	1.37%		2.25%		4.50%		(1.90)%	0.34%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$273,458		$164,940		$42,154		$20,697	$17,488
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	0.62	%(6)	0.60	%(6)	0.77	%(6)	0.65%	0.65%
Net investment income	2.87%		2.08%		1.84%		1.35%	1.52%
Portfolio Turnover of the Fund(7)	51%		40%		83%		74%	124%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.11%, 0.13%, 0.23%, 0.34% and 0.26% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense, including allocated from the Portfolio, of 0.12%, 0.09% and 0.12% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio(s) and purchases and sales of securities held directly by the Fund.

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Inflation-Protected Income Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is real return (real return is defined as total return less the estimated cost of inflation (typically measured by the change in an official inflation measure)). The Fund pursues its investment objective by investing in inflation protected instruments, including Treasury Inflation Protected Securities, and other fixed or floating-rate debt obligations with respect to which the Fund enters into agreements to swap nominal interest payments for payments based on changes in the U.S. Consumer Price Index or other measure of inflation. The Fund may also invest in certain registered investment companies sponsored by the Eaton Vance organization (the Portfolios). During the year ended October 31, 2018, the Fund held interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust managed by Boston Management and Research (BMR). The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (0.7% at October 31, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. A copy of the Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments. The valuation policy of the Fund and of the Portfolio is as follows:

Debt Obligations.  Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund.  The Fund and Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation.  Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund or Portfolio in a manner that fairly reflects the security’s value, or the amount that the Fund or Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies of the Fund are as follows:

Derivatives.  Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Additional valuation policies of the Portfolio are as follows:

Senior Floating-Rate Loans.  Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that

17

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Notes to Financial Statements — continued

include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities.  Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives.  Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies.  Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

18

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Notes to Financial Statements — continued

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

H  Inflation Swaps — Pursuant to inflation swap agreements, the Fund either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

I  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to declare and pay distributions quarterly of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017
Ordinary income	$7,826,621	$2,393,768

During the year ended October 31, 2018, accumulated loss was increased by $269,592 and paid-in capital was increased by $269,592 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$591,041
Deferred capital losses	$(6,363,792)
Net unrealized depreciation	$(4,983,455)

At October 31, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $6,363,792 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2018, $1,392,452 are short-term and $4,971,340 are long-term.

19

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$328,529,038

Gross unrealized appreciation	$220,121
Gross unrealized depreciation	(5,203,576)

Net unrealized depreciation	$(4,983,455)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.45% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR, a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2018, the Fund’s allocated portion of the investment adviser fee paid by the Portfolio totaled $328,694 and the investment adviser fee paid by the Fund on Investable Assets amounted to $930,786. For the year ended October 31, 2018, the Fund’s investment adviser fee, including the investment adviser fee allocated from the Portfolio, was 0.45% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but currently receives no compensation. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 0.75%, 1.50% and 0.50% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2019. Pursuant to this agreement, EVM reimbursed expenses of $310,070 for the year ended October 31, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2018, EVM earned $5,216 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $2,213 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2018 amounted to $78,259 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2018, the Fund paid or accrued to EVD $84,557 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2018 amounted to $28,186 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

20

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2018, the Fund was informed that EVD received approximately $4,000 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2018, increases and decreases in the Fund’s investment in the Portfolio aggregated $54,010,055 and $20,505,828, respectively.

7  Purchases and Sales of Investments

Purchases and sales of investments by the Fund, other than short-term obligations, and including maturities and paydowns, for the year ended October 31, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$84,281,774	$54,747,062
U.S. Government and Agency Securities	119,564,885	64,475,580

	$203,846,659	$119,222,642

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2018	2017

Sales	3,361,926	1,864,674
Issued to shareholders electing to receive payments of distributions in Fund shares	82,413	27,642
Redemptions	(1,603,701)	(1,686,344)

Net increase	1,840,638	205,972

	Year Ended October 31,
Class C	2018	2017

Sales	696,959	504,531
Issued to shareholders electing to receive payments of distributions in Fund shares	21,672	7,856
Redemptions	(310,163)	(244,935)

Net increase	408,468	267,452

21

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2018	2017

Sales	22,371,456	15,560,195
Issued to shareholders electing to receive payments of distributions in Fund shares	680,502	177,712
Redemptions	(11,640,441)	(3,294,065)

Net increase	11,411,517	12,443,842

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective and its use of derivatives. The Fund enters into interest rate and inflation swap agreements to swap nominal interest payments with respect to its investments in certain fixed or floating-rate debt (including floating-rate loans) for payments based on changes in the U.S. Consumer Price Index or other measures of inflation.

The Fund enters into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $256,668. At October 31, 2018, there were no assets pledged by the Fund for such liability.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2018.

22

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Swap contracts	$909,273	(1)	$(256,668	)(2)
Swap contracts (centrally cleared)	—		(785,209	)(3)

Total	$909,273		$(1,041,877)

Derivatives not subject to master netting or similar agreements	$—		$(785,209)

Total Derivatives subject to master netting or similar agreements	$909,273		$(256,668)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Accumulated loss.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Accumulated loss.

(3)

Amount represents cumulative unrealized depreciation on centrally cleared swap contracts. Only the current day’s variation margin on centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin on open centrally cleared swap contracts.

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$340,278	$(74,064)	$(266,214)	$—	$—
Barclays Bank PLC	371,930	(112,372)	—	(259,558)	—
Citibank, N.A.	197,065	(70,232)	—	(126,833)	—

	$909,273	$(256,668)	$(266,214)	$(386,391)	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(74,064)	$74,064	$—	$—	$—
Barclays Bank PLC	(112,372)	112,372	—	—	—
Citibank, N.A.	(70,232)	70,232	—	—	—

	$(256,668)	$256,668	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

23

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Swap contracts	$(74,552	)(1)	$(341,482	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swap contracts outstanding during the year ended October 31, 2018, which is indicative of the volume of this derivative type, was approximately $141,077,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2018.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investment in Affiliated Portfolio	$81,241,924	$—	$—	$81,241,924
U.S. Treasury Obligations	—	163,938,253	—	163,938,253
Commercial Mortgage-Backed Securities	—	1,934,470	—	1,934,470
Asset-Backed Securities	—	63,702,430	—	63,702,430
Short-Term Investments	—	12,975,675	—	12,975,675

Total Investments	$81,241,924	$242,550,828	$—	$323,792,752

Swap Contracts	$—	$909,273	$—	$909,273

Total	$81,241,924	$243,460,101	$—	$324,702,025

Liability Description

Swap Contracts	$—	$(1,041,877)	$—	$(1,041,877)

Total	$—	$(1,041,877)	$—	$(1,041,877)

24

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Short Duration Inflation-Protected Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Inflation-Protected Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

26

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Special Meeting of Shareholders (Unaudited)

Eaton Vance Short Duration Inflation-Protected Income Fund

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	29,294,673	151,081
Keith Quinton	29,303,770	141,984
Marcus L. Smith	29,303,770	141,984
Susan J. Sutherland	29,305,482	140,271
Scott E. Wennerholm	29,304,890	140,863

Results are rounded to the nearest whole number.

Each nominee was also elected a Trustee of Senior Debt Portfolio.

Senior Debt Portfolio

The Portfolio held a Special Meeting of Interestholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund’s interest in the Portfolio were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Mark R. Fetting	99%	1%
Keith Quinton	99%	1%
Marcus L. Smith	99%	1%
Susan J. Sutherland	99%	1%
Scott E. Wennerholm	99%	1%

Results are rounded to the nearest whole number.

27

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust), Eaton Vance Floating Rate Portfolio and Senior Debt Portfolio (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

28

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

29

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

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Investment Adviser and Administrator of Eaton Vance Short Duration Inflation-Protected Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4596    10.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Commodity Strategy Fund, Eaton Vance Multisector Income Fund and Eaton Vance Short Duration Inflation-Protected Income Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 14 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the funds’ fiscal years ended October 31, 2017 and October 31, 2018 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Commodity Strategy Fund

Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$37,520	$27,520
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$33,436	$23,090
All Other Fees(3)	$0	$0

Total	$70,956	$50,610

Eaton Vance Multisector Income Fund

Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$25,450	$59,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,724	$37,402
All Other Fees(3)	$0	$0

Total	$38,174	$97,052

Eaton Vance Short Duration Inflation-Protected Income Fund

Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$37,820	$40,070
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,509	$11,509
All Other Fees(3)	$0	$0

Total	$48,329	$51,579

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31, October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/16	12/31/16	8/31/17	10/31/17	11/30/17	12/31/17	8/31/18	10/31/18
Audit Fees	$27,730	$242,830	$37,050	$100,790	$27,380	$247,830	$37,050	$127,240
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$12,071	$123,745	$13,000	$57,669	$10,711	$117,089	$10,000	$72,001
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0

Total	$39,801	$366,575	$50,050	$158,459	$38,091	$364,919	$47,050	$199,241

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/16	12/31/16	8/31/17	10/31/17	11/30/17	12/31/17	8/31/18	10/31/18
Registrant(1)	$12,071	$123,745	$13,000	$57,669	$10,711	$117,089	$10,000	$72,001
Eaton Vance(2)	$48,500	$46,000	$148,018	$148,018	$148,018	$148,018	$74,355	$126,485

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 27, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 27, 2018